As filed with the U.S. Securities and Exchange Commission on May 8, 2026.
Securities Act File
No. 333-274405
Investment Company Act File No. 811-23900

UNITED
STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-effective Amendment No. 18

☐	Post-effective Amendment No.
and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 18

ABX Longevity Growth and Income Fund
(Exact name of Registrant as specified in Charter)

Sponsored by Longevity Market Assets, LLC
333 S Garland Ave. Suite 1500
Orlando, FL 32801
(Address of Principal Executive Offices)
(800)
561-4148
(Registrant’s Telephone Number, including Area Code)

Copies to:
Brian T. Casey, Esq.
Troutman Pepper Locke LLP
600 Peachtree, N.E.; Suite 3000
Atlanta, GA 30308

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)
(2)
(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Prospectus
Subject to Completion, Dated May 8, 2026
The information in this Prospectus is not complete and may be changed. A registration statement under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended, relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell nor the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in where the offer or sale is not permitted.
ABX Longevity Growth and Income Fund
Shares of Beneficial Interest
    , 2026
ABX Longevity Growth and Income Fund (the “Fund”) is a newly organized, continuously offered, non-diversified,
closed-end
investment company that will operate as an interval fund. The shares of beneficial interest of the Fund (“shares”) will be subject to restrictions on transfer; the Fund will offer to repurchase at least 5% of its outstanding shares on a quarterly basis in accordance with the Fund’s fundamental “share repurchase policy.” The Fund expects to make share repurchase offers in March, June, September and December of each year beginning with the initial repurchase offer planned to occur no later than six (6) months (two periodic intervals) following the date of effectiveness of the Registration Statement of which this Prospectus forms a part. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects that the maximum time between a Repurchase Request Deadline and the next Repurchase Request Deadline will be approximately 90 to 92 days. For more information on the Fund’s repurchase policies and risks, please see
“Repurchase Policy Risk”
on pages 23 and 41, and “QUARTERLY REPURCHASES OF SHARES”
on page 52 of this prospectus (this “Prospectus”).
Neither the U.S. Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus sets forth information that a prospective investor should know about the Fund before investing in its shares. You are advised to carefully read this Prospectus in its entirety and to retain it for future reference. The Fund has filed with the SEC a Statement of Additional Information (the “SAI”), dated   , 2026, as it may be amended, supplemented or restated from time to time and filed with the SEC, which contains additional information about the Fund including the Fund’s “fundamental policies,” which cannot be amended without the appropriate consent of the holders of the outstanding shares. The SAI is incorporated by reference into and is legally considered part of this Prospectus. The Table of Contents of the SAI appears in “Appendix A: SAI Table of Contents” of this Prospectus. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund.
The Fund or your financial intermediary, such as a broker-dealer or bank, will deliver paper copies of our reports and other information about the Fund upon your request and without charge. You may contact the Fund regarding our reports or make shareholder inquiries by calling
(800)
561-4148,
by visiting the Fund’s website at
www.abacusfunds.com
or by writing to the Fund at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, c/o ABL Wealth Advisors, LLC (the “Manager”). The SAI, as well as information incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of shareholders and prospective shareholders and is not intended to be an active link.
Prospective investors should not construe the contents of this Prospectus or the SAI as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.
Investing in the Fund’s shares involves significant risks, including the following:

•	You may not have access to the money you invest for an extended period of time.

•	The shares are illiquid and cannot be readily sold. You may not be able to sell your shares at the time or in the quantity of your choosing regardless of how the Fund performs.

•	The Fund’s shares have no pricing or performance history.

•
Except to the extent required by the Fund’s quarterly share repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s request nor will shares be exchangeable for underlying assets of the Fund. Except to the extent permitted under the quarterly repurchase offer, shareholders will be unable to reduce their exposure to any decline in the Fund’s NAV.

•
The Fund will only make quarterly offers to repurchase a portion of the outstanding shares; the Fund’s fundamental share repurchase policies only require the Fund to offer to repurchase at least 5% of the total outstanding shares on a quarterly basis in accordance with the Fund’s share repurchase policy described in “QUARTERLY REPURCHASES OF SHARES” on page 52 of the Prospectus.

•
The Fund is not required to extend, and shareholders should not expect the Fund’s Board to authorize, repurchase offers in excess of 5% of the total outstanding shares per quarter. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund.

•	We do not plan to list the shares on any securities exchange, and we do not anticipate that a secondary market for the shares will develop.

•	The amount of Distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay Distributions or repurchase shares from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by shareholders.

•
Investments in Longevity Assets are highly speculative and involves risks that the Fund may not be able to collect on the insurance policy. With respect to Mortality Contracts (defined below), the insured may live longer than anticipated. With respect to Annuity Contracts (defined below), the annuitant may not live as long as anticipated.

•
In recent years, many life insurance issuers have instituted premium increases for Mortality Contracts. In many instances, these increases were material. The Fund cannot predict with certainty when or if this might occur. There can be no assurance Mortality Contracts acquired by the Fund will not be subject to premium and other cost increases. If any such Mortality Contracts are affected by a cost increase, the value of such Mortality Contracts may be materially reduced and the Fund may decide or may be forced to sell or allow such Mortality Contracts to lapse, resulting in a loss to the Fund.

•	There is no readily available market for the Fund’s primary investments. Therefore, the calculation of the Fund’s net asset value involves many assumptions and could be wrong.
See “Summary of Risks” and “RISK FACTORS” beginning on pages 9 and 32 of this Prospectus, respectively.

Investment Objectives
and Policies
. The Fund’s investment objectives are to realize long term appreciation and current income by investing primarily in Longevity Assets (defined below), structured finance products that invest in fixed Longevity Assets and, controlled foreign subsidiaries that hold primarily fixed Longevity Assets. The Fund may invest in short-dated Treasuries, money market funds or other instruments falling under the generally accepted cash equivalents definition for cash management and defensive purposes. The Fund intends to invest its cash position in instruments generally accepted as cash equivalents to realize some level of return commensurate with a low risk profile to fulfill its liquidity needs to fund repurchase requirements, pay fees and expenses and to purchase Longevity Assets. “Mortality Contracts” consist of non-variable and variable individual life insurance contracts. These Mortality Contracts can include various features, including (i) a return of premium feature (where upon the mortality of the underlying insured, the beneficiary will receive the greater of the death benefit or a return of the premiums paid thereon), (ii) the right to convert from a term policy to a universal life policy, and (iii) outstanding policy loans taken by prior beneficiaries. Each of these factors is considered in determining the valuation of such policy. “Annuity Contracts” include individual annuities and individual single premium income annuities, and variable annuities (referred together with Mortality Contracts, as “Longevity Assets”). Mortality Contracts provide revenue when sold or at maturity, and generally do not pay dividends. Their fair value can increase or decrease as a function of the sum of paid and future premium versus life expectancy of the named insured. An annuity is an insurance product entitling the annuitant to a series of periodic payments based upon a fixed or variable rate of return usually until the death of the named insured. The Fund may purchase Annuity Contracts that pay distributions whether or not matched to the future cashflow needs of the Fund, including premium obligations of Mortality Contracts. or quarterly share repurchase obligations. The Manager expects that investments in the Longevity Assets will provide (i) current income from (a) the sale and maturity of Mortality Contracts that will be distributed quarterly as and when available and (b) Annuity Contracts that we purchase to match our premium obligations on Mortality Contracts and to fund requirements for cash flow needs such as quarterly share repurchases, and (ii) appreciation on Mortality Contracts as they approach maturity.
Investment Strategy
. The Fund has adopted a fundamental policy that, under normal market
conditions, requires the Fund to invest at least 25% of its total assets in Longevity Assets (including structured products collateralized by Longevity Assets), and other investments with similar economic characteristics. The Fund may invest in a wide range of Longevity Assets including Mortality Contracts and Annuity Contracts. The Fund has also adopted a fundamental investment policy regarding industry concentration, pursuant to which the Fund may not: concentrate its investments in any particular industry, as that term is used in the Investment Company Act; provided, that the Fund will be concentrated in Longevity Assets as the Fund will invest at least 25% of its total assets in Longevity Assets related assets, which for purposes of this investment restriction the Fund will treat as an industry or group of industries.
Under normal circumstances the Fund intends to deploy the proceeds of this offering, and at least eighty percent (80%) of its total assets, into an actively managed, large and diversified portfolio of Longevity Assets, consisting primarily of Mortality Contracts and to a lesser extent, Annuity Contracts. The Fund may also invest in certain structured finance products that hold pools of fixed Mortality Contracts and fixed Annuity Contracts. The structured finance products will not be collateralized debt obligations or other forms of derivatives, although they may be considered asset backed securities with the underlying assets being fixed Mortality Contracts and fixed Annuity Contracts (and certain cash and cash equivalents). The structured finance products will not be private funds. The Fund intends to purchase Mortality Contracts in the open, tertiary market (defined on page 6 below) at a discount to face value. The Fund intends to acquire Annuity Contracts directly from insurers. The Fund’s objective is to acquire Mortality Contracts at valuations it believes will appreciate over time and will provide positive returns on investment. When a Mortality Contract matures or is sold, the Fund intends to distribute the proceeds to its shareholders, minus any amounts deemed appropriate to be retained for future investment, or cash flow needs such as purchases of additional Longevity Assets, fees, expenses and share repurchases. See our “DISTRIBUTION POLICY” at page 55. The fair value of Mortality Contracts generally appreciate as the insureds age and the Fund’s expenses to maintain a Mortality Contract increase if the policyholder lives longer than the expected life span due to the requirement to continue to pay premium to keep the Mortality Contract in force.

Wholly-Owned Subsidia
ries.
The Fund may invest up to 25% of its total assets (measured at the time of purchase) in controlled offshore vehicle(s) that are wholly-owned by the Fund (“Subsidiary” or “Subsidiaries”). Each Subsidiary will be advised by the Manager and will have the same investment objectives and investment limitations as the Fund. Unlike the Fund, however, the Subsidiaries may invest to a greater extent in Longevity Assets that are not otherwise deemed “securities” for purposes of Regulation M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiaries’ investments in such instruments are subject to limits on leverage imposed by the Investment Company Act, when viewed on a consolidated basis with the Fund. Additionally, the Subsidiaries, when viewed on a consolidated basis with the Fund, must comply with Investment Company Act Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). Any adviser to the Fund or its Subsidiaries must also comply with the provisions of Section 15 of the Investment Company Act relating to investment advisory contracts as an investment adviser under Section 2(a)(20) of the Investment Company Act. In addition, to the extent applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. Any Subsidiary will comply with the Investment Company Act provisions governing affiliate transactions and custody of assets. The Fund will the sole shareholder of each Subsidiary and does not expect shares of any Subsidiary to be offered or sold to other investors. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. No Subsidiary will be registered under the 1940 Act and unless otherwise noted in the Registration Statement, is not subject to all of the investor protections of the 1940 Act. The Fund may not avail itself of the protections of the Investment Company Act with respect to its investment in the Subsidiary. The Fund’s investment in a Subsidiary is expected to provide the Fund with an effective means to obtain exposure to the investment returns of fixed life settlements within the limitations of the federal tax requirements of Subchapter M of the Code.
Structure
. The Board of Trustees (the “Board”) of the Fund has engaged the Manager
,
to manage the
day-to-day
operations and business of the Fund. The Manager will be compensated with the Management Fee described on page 8 hereof. The Manager is registered as an investment adviser with the SEC.
Securities Offered
. The Fund (i) has registered the shares under the Securities Act of 1933, as amended (the “Securities Act”), (ii) plans to engage in a continuous offering of its shares pursuant to Rule 415 of the Securities Act, (iii) has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and (iv) is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal distributor, Distribution Services, LLC (the “Distributor”), and other distributors or underwriters from time to time under the terms of this Prospectus, an indefinite number of shares at the net asset value (“NAV”) per share. Shares are sold subject to a maximum sales load of up to 5% of the investment amount, a distribution fee of up to 0.70% per annum of the shareholder’s average daily NAV (subject to a minimum annual fee of $18,000, the “Distribution Fee”), and/or a shareholder service expense of up to 0.15% per annum of the shareholder’s average daily NAV (“Shareholder Service Expense”). The Fund will also pay to UMB Fund Services, Inc. (the “Administrator” and “Transfer Agent”) fees of (i) up to 0.12% on average net assets (subject to a minimum annual fee of $57,000) for Fund accounting, and regulatory and legal administration services and (ii) up to 0.05% on average net assets (subject to a minimum annual fee of $30,000) for transfer agent services, plus a per account fee of up to $30.00. Each of the aforementioned vendors also charge minimal other ministerial fees.
The minimum initial investment is $10,000, and a minimum of $1,000 on subsequent share purchases. There is no initial o
r subsequent investment minimum for members of the Board (“Trustees”) or Officers of the Fund, directors, officers and employees of the Manager or Longevity Market Assets, LLC (the “Sponsor” or “LMA”), or any of their affiliates. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. The Distributor has committed to use commercially reasonable efforts to sell the shares. See “DISTRIBUTION AND SHAREHOLDER SERVICE PLAN.” The initial NAV is ten ($10.00) dollars per share, and the Sponsor will receive two hundred and fifty thousand (250,000) shares in exchange for its initial two million five hundred thousand dollar ($2,500,000) investment in the Fund.

Price to Public:	Maximum Sales Load:	Proceeds to the Fund:

Initially, $10 per share; thereafter, current NAV	5%	Initially, $10 per share; thereafter, amount invested at current NAV
The shares have no history of public trading. If and to the extent that a public trading market ever develops, shares of closed-end
investment companies, such as the Fund’s shares, may trade at a discount from their NAV per share and initial offering prices. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than the liquidity provided through the Fund’s income dividends (if any), capital gains (if any) or other distributions (each, a “Distribution,” and collectively, the “Distributions”) and share repurchase policy.

i

PROSPECTUS SUMMARY
This summary does not contain all of the information that you should consider before investing in the shares. You should review the Fund’s constituent documents referenced herein, and the more detailed information contained or incorporated by reference in the Prospectus and in the SAI, particularly the information set forth under the headings “
Summary of Risks
” and “
RISK FACTORS
.”
The Fund
The Fund is a newly organized,
non-diversified,
closed-end
investment company, registered under the Investment Company Act. The Fund intends to operate as an interval fund that will continually offer shares and make quarterly repurchases of a portion of the Fund’s shares at the net asset value (“NAV”) per share. See “QUARTERLY REPURCHASES OF SHARES” on page 52 of this Prospectus. The shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any insurer, bank or other depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, and state insurance guarantee fund, or any other government agency.
The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.
Investment Objectives and Policies
The Fund’s investment objectives are to realize long term share appreciation and current income. Under normal circumstances the Fund intends to deploy the proceeds of this offering into an actively managed, large and diversified portfolio of “Longevity Assets,” consisting primarily of “Mortality Contracts” and to a lesser extent, “Annuity Contracts,” and certain structured finance products that hold fixed Mortality Contracts and fixed Annuity Contracts as their principal investments. “Mortality Contracts” consist of non-variable
and variable individual life insurance contracts. “Annuity Contracts” include individual annuities, individual single premium income annuities, and variable annuities. The Fund may invest in structured finance products by purchasing ownership interests in an entity that holds a pool of primarily Longevity Assets. The structured finance products will not be collateralized debt obligations or other forms of derivatives, although they may be considered asset backed securities with the underlying assets being fixed Mortality Contracts and fixed Annuity Contracts (and certain cash and cash equivalents). The structured finance products will not be private funds. The Fund may consider purchasing Annuity Contracts that pay distributions matched to the future cash flow obligations including premium requirements of Mortality Contracts and share repurchases. The Manager expects that investments in the Longevity Assets will provide current income and a return upon sale or maturity of the Mortality Contracts. Mortality Contracts generally do not pay dividends until maturity. Instead, most Mortality Contracts will require the Fund to pay policy premiums to keep the insurance contracts in force until maturity or sale. We expect that the value of Mortality Contracts will appreciate up to face value over the term of the contract. Annuity Contracts, on the other hand, pay regular distributions for the life of the annuitant and depreciate as the annuitant ages toward maturity. We plan to use share proceeds to purchase Annuity Contracts for a lump sum discounted present value; the return on investment will be determined based on the annuitant’s life as measured against the actuarial estimate upon which we base the purchase price. The following is a list of Longevity Assets that we plan to target:

•
Life insurance policies or portfolios of life insurance policies available for purchase in the tertiary market, which are bought and sold between investors, rather than directly from insureds. The tertiary market for life settlements is akin to over the counter securities trading without a market maker – tertiary market investors transact directly with each other without the assistance of an intermediary; the market is somewhat intimate in that the participants are known to each other. The tertiary market for life settlements is regulated by applicable state life settlement laws and regulations. A life settlement is a contract between a life insurance policy owner and a third party to sell the life insurance policy for less than the full death benefit. Following this sale, the purchaser becomes the policy’s beneficiary and assumes all obligations related to the payment of premiums and receives the death benefit upon the death of the covered life.

•
Non-variable life or “fixed” insurance contracts where the death benefit is a fixed amount, are not fractionalized, are unaltered from the original issue, and offer a pre-determined payout or death benefit to the policyholder upon the insured person’s death.

•
Variable life insurance contracts that have death benefit amounts that vary based upon the investment return of the portfolio selected by the Manager from the policy issuer’s pool of eligible securities and indices.

•
Mortality Contracts can include various features, including (i) a return of premium feature (where upon the mortality of the underlying insured, the beneficiary will receive the greater of the death benefit or a return of the premiums paid thereon), (ii) the right to convert from a term policy to a universal life policy, and (iii) the right to borrow against the cash value of the policy. These are explained in more detail below:

•
A Return of Premium (ROP) rider is an optional add-on to life insurance (typically, but not exclusively, term life insurance) that refunds all or a portion of paid premiums if the policyholder outlives the policy term or a specified date. The ROP feature enhances the utility of a life insurance policy by providing quasi-savings features. At the expiry of the term or the stated date(s) the policy holder can receive a return of premiums paid. For universal life policies, the beneficiary may be required to surrender the policy.

•
Many, but not all, term life insurance policies include a “conversion rider” that allows the beneficiary to convert a term life policy into a universal life policy. Even if the policy is convertible, there may be a set timeframe; e.g., within the first few years following inception or before the insured life reaches a certain age, such as 65 or 70, to make the switch, rather than the entire length of the term. Premiums following conversion to a universal life policy will generally be higher than the term policy premiums, and are usually adjusted based on the covered life’s age at the time of conversion.

•
The Fund may purchase Mortality Contracts against which the prior beneficiary has borrowed. Mortality Contracts, typically universal life rather than term life, allow policyholders to borrow against the accumulated cash value of the policy, usually without a credit check or lengthy approval process since repayment is guaranteed by collateral in the Mortality Contract. The borrower can access these funds, usually tax free, for a multitude of purposes including to pay premium on the Mortality Contract. Outstanding loans accrue interest and will be deducted from the death benefit if the policyholder dies before repayment. The Fund’s policy is to pay off any policy loans at the time of purchase, and adjust the amount that we pay to the seller for the Mortality Contract after considering the amount required to pay off any outstanding policy loan(s).

•
As noted above, the Fund may from time to time purchase term life insurance contracts that may be converted to universal or whole life policies. In such instances, the Manager’s policy is to convert the term life insurance policy (which will terminate at a date certain if the insured does not predecease such date) into a universal life insurance policy that matures on the earlier of the death of the named insured or the attainment of the age 105 or 120 of the named insured, depending on the terms of the Mortality Contract.

•	Individual annuities offered by insurance companies that provide a series of regular payments in exchange for a lump-sum payment or a series of premium payments.

•
Individual single premium income annuities that require a single lump-sum payment from the policyholder. In return, individual single premium income annuities offer guaranteed regular income payments for a set period of the annuitant’s lifetime, with minimal investment risk and no access to the principal.

•
Variable annuities that pay regular distributions, the amount of which could vary based upon the investment selection from the available pool of investment options. Generally, variable annuities pay distributions for either a set term or based upon the life of an annuitant.

•
Structured finance products which are pooled investment vehicles that hold fixed Mortality Contracts and fixed Annuity Contracts as their primary assets. Some of these products may, in the discretion of the issuer, include fixed Mortality Contracts and “matched” fixed annuities, which means the fixed annuities are designed to pay distributions that are matched to the premium payments due on the fixed Mortality Contracts. The Fund does not plan to invest in “investment companies” as such term is defined under the Investment Company Act, because the intended structured finance products will not hold securities, but rather will hold fixed insurance contracts, which are not securities. The Fund also does not intend to invest in structured finance products that hold collateralized debt instruments nor does the Fund plan to invest in other private equity vehicles that hold securities. Although certain structured products enable the investor to acquire interests in a pool of assets without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses as part of the purchase price of the structured product.

Investment Strategy and Criteria Used in Selecting Investments in Longevity Assets
The Fund seeks to achieve its investment objectives by utilizing proprietary technology to estimate the stochastic (random but probabilistic events or occurrences) properties of Mortality Contracts available in the tertiary market and to purchase those Mortality Contracts that it deems represent a value above the estimate. The Fund believes that as its pool of Mortality Assets grows, the reliability of the Manager’s stochastic probability estimates will also grow. By leveraging this technology, the Fund seeks to identify and acquire Mortality Contracts that it believes offer risk-adjusted returns (priced at a discount to face value, while accounting for the time-value of the invested capital and payment of expected premiums to keep the Mortality Contracts in force). We note that realization of investment returns, however, are limited to quarterly Distributions (
see
Distribution Policy on page 55) and Quarterly Repurchases of Shares (page 52). The Fund expects to purchase Mortality Contracts with certain profiles that include an assessment of such Mortality Contract’s purchase price, expected premium payment requirements and maturity value, while also taking into consideration the life expectancy of the insured. The Fund may invest in short-dated Treasuries, money market funds or other instruments falling under the generally accepted cash equivalents definition for cash management purposes. The Fund intends to diversify its portfolio by investing in a variety of Longevity Assets issued by different life insurers and allocated between fixed and variable products. The Fund expects that its initial portfolio will be weighted heavily toward fixed Mortality Contracts. However, the Fund anticipates attaining a portfolio exceeding forty percent (40%) of “investment securities,” including variable Longevity Assets and structured finance products that invest in Longevity Assets following its first year of operation. “Investment securities” is defined in Section 3(a)(2) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Ultimately, the Fund anticipates maintaining a Longevity Asset portfolio that is marginally weighted toward fixed Longevity Assets. Under normal circumstances, the Fund expects to invest at least eighty percent (80%) of its total assets in Longevity Assets. The Fund will reserve funds necessary to service premiums due on Mortality Contracts and to have sufficient liquid assets to support its share repurchase policy. The Fund cannot guarantee that its Investment Strategy will achieve its investment objective.
The Board has approved the Fund’s valuation policies (“Valuation Policies”) to govern the valuation of the Fund’s portfolio investments. Since the majority of the Fund’s investments will not have readily available market quotations, the Board has designated the Manager as the Fund’s valuation designee (“Valuation Designee”) to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act. The Manager has entered into a service agreement with Longevity Market Assets, LLC’s (the “Sponsor”) affiliate, ABL Technologies, LLC (d/b/a Abacus Intel, “Abacus Intel”) whereby Abacus Intel will provide support for the Manager in its role as the Fund’s Valuation Designee and provide certain valuation services using its proprietary Valuation Methodologies
TM
(“Valuation Methodology”). The Fund’s Valuation Designee will leverage Abacus Intel’s Valuation Methodology,

including its historical dataset of Longevity Asset transactions completed by the Fund and its affiliates, and Longevity Asset valuation tools to value the Fund’s portfolio of Longevity Assets. The Manager’s investment committee will also use Abacus Intel’s Valuation Methodology to value Longevity Assets in its determination whether to hold, purchase or sell Longevity Assets, and at what price. The Manager, as Valuation Designee, will be responsible for implementing and maintaining internal controls over fair valuation of the Fund’s assets. The Fund believes that its use of Abacus Intel’s Valuation Methodology and Abacus Intel’s proprietary database of historical contract returns differentiates the Fund from other market participants. After considering valuation information from Abacus Intel, the Manager’s investment committee will determine whether to purchase, sell or hold a Longevity Asset for the Fund based primarily upon the following considerations: (i) the difference between market-place’s value of a Longevity Asset versus the Fund’s valuation of a Longevity Asset, (ii) the diversity of the Fund’s investment portfolio (i.e., with respect to overall exposure to Longevity Asset issuer, the AM Best rating of the Longevity Asset issuer, and the demographic information of the underlying insureds), and (iii) the Fund’s cash flow needs. The Manager plans to consider the following factors to develop its value estimate of a Longevity Asset: (i) age of the insured, (ii) sex of the insured, (iii) estimated life expectancy of the insured, (iv) the life expectancy ratio of the insured (this is the ratio determined by the estimated life expectancy of the insured as compared to the breakeven point of the investment), (v) the estimated survival probability as of the breakeven date of the insured, (vi) the estimated maturity probability (the estimated survival probability of the policies insured at which the policy’s coverage expires), and (vii) expected return on capital based upon the estimated purchase price (including any discount to face value payout for Mortality Contracts).
The Manager has engaged LMA to provide certain Longevity Asset maintenance services to the Fund including (i) titling (to notify the insurer of the Fund’s ownership of a Mortality Contract), (ii) recordkeeping, (iii) policy illustration (annual delivery of a new in-force policy illustration with a Premium Payment Schedule setting forth the minimum level Premiums to keep a policy in force until the insured’s 100th birthday), (iv) monthly status checks, (v) insured monitoring, (vi) procuring updated longevity reporting, and (vii) claims administration.
The Manager believes that life expectancy is one of the most critical factors for accurate valuation of a Mortality Contract. When deciding whether to purchase a Mortality Contract, the Manager expects to engage multiple life expectancy providers to compare and contrast results. Following acquisition of a Mortality Contract, the Manager expects to utilize the most recent life expectancy report (i.e., closest in time to the date of valuation) as its primary life expectancy provider with respect to Mortality Contract valuation. While the Manager believes that the most current life expectancy reports provide the Manager with the most accurate value Mortality Contracts, the Manager does not guarantee that such life expectancy reports are the most accurate reports available.
The Valuation Methodology developed by Abacus Intel that is leveraged by the Manager, enables the Manager to deploy a dual criterion evaluation system.

•
The first criterion focuses on the valuation of Mortality Contracts using a defined risk-adjusted market discount rate, coupled with a projected life expectancy. The market discount rate is derived from Abacus Intel’s proprietary database of historical transactions completed by the Sponsor and its affiliates that span the prior rolling five-year period, which are then adjusted for policy specific risks (including factors such as life expectancy, maturity date, and premiums).

•
The second criterion derives its valuation from the cost basis of the Mortality Contract and is adjusted based upon our risk-adjusted historical trade spread. This inclusion allows the Fund to consider the dynamics of historical trading of over 1,000 realized Mortality Contract trades spread on average, evenly over the prior five-year period. Abacus Intel’s Valuation Methodology allows the Manager to extend or reduce the review period, as well as to exclude aberrational results, to refine its valuation estimates.

Similar metrics can be applied to determine the value of Annuity Contracts.
Closed-End
Fund Structure
.
Closed-end
funds differ from
open-end
investment companies (commonly referred to as mutual funds) in that closed-end
funds do not typically redeem their shares at the option of the shareholder.

Rather, shares of
closed-end
funds as well as exchange traded funds (ETFs) typically trade in the secondary market via a stock exchange. Unlike a listed closed-end
fund, however, we do not expect that there will be a trading market for the Fund’s shares, and we do not plan to list the shares on a stock exchange. The shares are also subject to certain restrictions on transfer as set forth in the Fund’s Declaration of Trust. The primary source for liquidity of the Fund’s shares will be its quarterly repurchase offers to shareholders; the Fund’s fundamental share repurchase policies require the Fund to offer to repurchase no less than 5% of the shares outstanding at the then-current NAV. The Manager expects to leverage Abacus Intel, Valuation Methodology (see “
Investment Strategy and Criteria Used in Selecting Investments in Longevity Assets
” at page 3) to determine NAV, with NAV being subject to Board approval. Similar to a mutual (open end) fund, the Fund expects to offer continuous share sales and asset inflows. However, because the Fund is an interval fund, it will have only periodic (quarterly) distributions and share repurchases.
Shareholder Suitability
. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose some or all of the money you invest in shares of the Fund. An investment in the Fund is suitable only for investors who can bear the economic risks associated with limited liquidity and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation; and (ii) consider various factors such as your personal net worth, income, age, risk tolerance, liquidity needs, diversity of investment allocations, and retirement income goals.
Management of the Fund
. The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Manager, are under the direction of the Board. The names and business addresses of the members of the Board and Officers of the Fund and their principal occupations and other affiliations during the past five (5) years are set forth under “MANAGEMENT” in the SAI. ABL Wealth Advisors, LLC (the “Manager”) serves as the Fund’s investment adviser. The Manager’s website address is www.ablwealth.com. The principal executive office of the Manager is at 333 S Garland Ave., Suite 1500, Orlando, FL 32801.
The Manager’s investment committee provides
day-to-day
advice regarding the Fund’s portfolio transactions and manages the Fund’s portfolio. The Fund’s Valuation Designee provides daily fair valuation services. The Manager reports to the Board and is responsible for the Fund’s business affairs and other administrative and reporting matters. The Manager makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions. As permitted by applicable law, these orders may be directed to any life settlements broker or securities broker dealer, as applicable. While the Manager is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its management affiliates for portfolio decisions.
The Manager also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;

•	Provides personnel to perform necessary executive, administrative and clerical services for the Fund;

•
Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and

•	Provides office space and all necessary office equipment and services.
The investment management agreement between the Fund and the Manager (the “Investment Management Agreement”) provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the Manager’s willful malfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Management Agreement.
Acquisition of Mortality Contracts.
The Fund intends to primarily acquire Mortality Contracts in the open market from industry specialists (also referred to herein as the “tertiary market”). Once the Manager identifies and negotiates a Mortality Contract for purchase, the Fund will pay the purchase price directly to the seller if purchased in the tertiary market. The Fund may also, through licensed life settlement providers, purchase Mortality Contracts directly from policyholders (also referred to herein as the “secondary market”). In such cases, the Fund will be required to comply with the applicable state life settlement law. The Fund does not have a present intention to purchase Mortality Contracts directly from policyholders in the secondary market but reserves the right to do so should appropriate opportunities arise.
The Manager will pay a fixed monthly fee, on a per contract basis, to (i) Abacus Intel for access to its valuation services to assess for purchase and monitor for determination of NAV and AUM, the Longevity Assets of the Fund, and (ii) Longevity Market Assets, LLC to service the Fund’s investment portfolio. Longevity Market Assets’ services include titling of Mortality Contracts, recordkeeping, preparing policy illustrations, conduct monthly status checks on insureds, facilitate payment of policy premiums, facilitate premium optimization (e.g., determine whether to purchase Annuity Contracts), procure under HIPPA updated medical records for insureds, make claims filings, and reporting to the Fund and Manager.

FUND EXPENSES
Annual Fund Operating Expenses
(1)

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price) (2)	5%
Redemption Fee (3)	1%
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees (4)	1.45% per annum
Other Expenses (5)
Shareholder Servicing Expenses (6)	0.15%
Distribution Fee (7)	0.70%
Remaining Other Expenses (8)	0.70%
Total Annual Expenses	3.00%

(1)
The amounts presented in the table estimates the amounts the Fund expects to pay during its first 12 months of operation. The purpose of the table above is to assist you to understand the various costs and expenses you will bear directly or indirectly as a shareholder in the Fund.

(2)	Investors purchasing shares may be charged a sales load of up to 5% of the investment amount. The table assumes the maximum sales load is charged. See “DISTRIBUTION AND SHAREHOLDER SERVICE PLAN.”

(3)
Shareholders may be subject to a redemption fee on share repurchased during the first 365 days after their purchase. A redemption fee of 1.00% may be imposed on certain repurchases of shares made within 12 months of the date of purchase on shares purchased without an initial sales charge.

(4)	The Management Fee presented may be adjusted downward, but never upward, as more fully described on page 8.

(5)
Amounts assumes that the Fund sells $50,000,000 worth of shares during the Fund’s first 12 months and that the Fund’s net offering proceeds from such sales equal $47,500,000. Expenses are estimated based on estimated amounts for the current fiscal year. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following 12 months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $50,000,000 worth of shares during the 12 months following the date on which this Registration Statement first becomes effective (the “Effective Date”).

(6)
The Fund may charge a shareholder servicing fee of up to 0.15% per year. The Fund may use this fee to compensate financial intermediaries or financial institutions for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up
withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund may reasonably request. For more information regarding Shareholder Servicing Expenses, see
“
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN.”

(7)
Shareholders may pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.70% of the average daily net assets attributable to shares and is payable on a monthly basis. See “DISTRIBUTION AND SHAREHOLDER SERVICE PLAN.”

(8)
Other expenses include fees for Fund accounting and regulatory and legal administration, transfer agent fees, custodial fees, legal and auditing fees of the Fund, Organizational Expenses (as defined on page 27), Offering Expenses (as defined on page 27), and N-Port and
N-CEN
Service Fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees.

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the
Fund
Expenses Table above (excluding any Acquired Fund Fees and Expenses) and shares earn a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
NAV	$25	$75	$125	$250
5% Load	$70	$118	$173	$347
The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.
FINANCIAL HIGHLIGHTS
Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.
MANAGEMENT FEE
The Fund pays the Manager a management fee at the rate of 1.45% per annum of the average daily assets under management or daily “AUM,” as determined in accordance with the “Management Fee Calculation” formula set forth immediately below, paid monthly in arrears for each calendar month approximately ten (10) days following the close of each calendar month (the “Management Fee”). The Management Fee will be charged to the Fund based upon the number of days in the month divided by the number of days in the year; assuming a 365-day year, the daily management fee rate will be 0.003972% of AUM. The Management Fee will be indirectly borne by the shareholders as a result of their holdings of shares in the Fund. For purposes of calculating the Management Fee, the value of Longevity Assets cannot increase above the Longevity Asset purchase price.
Management Fee Calculation
.
The Management Fee is calculated at the rate of 1.45% per annum (0.003972% per day for a 365-day year), based on the end-of day value of the Fund’s assets under management (“AUM”). For purposes of calculating the Management Fee, AUM is calculated as the sum of (a) the value of any cash, valued at face value plus the fair value of any assets other than securities, plus (b) the market value of any securities for which there is a readily available market quotation or, if market quotations are not readily available, the fair value, minus (c) any debt incurred by the Fund and other Fund liabilities and expenses. For purposes of this calculation: (a) the fair value of a Mortality Contract may never exceed the purchase price of the Mortality Contract plus any premiums paid thereon and (b) the fair value of an Annuity Contract may never exceed the purchase price of the Annuity Contract less any dividends received therefrom. The Manager expects that under normal market conditions, the majority of its fair-valued assets (i.e., Mortality Contracts), will increase in value over time while the fair value of its Annuity Contracts will be written down as they pay out dividends. As a result, and because the value of the Mortality Contracts and Annuity Contracts cannot increase above their fair value for purposes of the calculation, the AUM fee calculation used to calculate the Management Fee may be lower (but will never be higher) than the NAV fee amount shown in the fee table above.
FUND STRUCTURE
The Fund is an investment trust, formed on August 23, 2023, under Delaware law pursuant to a Certificate of Trust (the “Certificate of Trust”). The Fund (i) holds Longevity Assets, cash, cash equivalents and other

Securities as portfolio assets; (ii) from time to time, issues shares of beneficial interest to shareholders for cash; and (iii) makes quarterly share repurchase offers to shareholders. Each share represents a fractional undivided beneficial interest in and ownership of the Fund and indirectly the Fund’s assets. For more information, see
“DESCRIPTION OF CAPITAL STRUCTURE AND SHARES” beginning on page 59.
The Sponsor is an affiliate of the Manager. The Sponsor is a Delaware limited liability company and was originally formed as a Florida limited liability company on February 3, 2017. On June 13, 2023, the Sponsor redomiciled to Delaware from Florida and remained a limited liability company.
The administrator of the Fund is UMB Fund Services, Inc. (the “Administrator”). The Administrator is generally responsible for the day-to-day
administration of the Fund. This includes (i) calculating the NAV of the Fund and the NAV per share based upon the Managers valuation of the underlying assets; (ii) receiving and processing orders from purchasers of shares and repurchases of shares by the Fund and coordinating the processing of such orders with the custodian; (iii) monitoring the custodian of the Longevity Assets, cash and other Fund Property; (iv) interface with the Manager to allow Manager to determine valuations for NAV and AUM on a monthly basis; and (v) interface with the Manager to reconcile Manager’s valuations for NAV and AUM on a monthly basis.
Summary of Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should carefully consider the risks that you assume when you invest in the Fund’s shares. The following is only a summary of some of these risks; see also “RISK FACTORS” for further information on the Fund’s principal investment risks. There can be no assurance that the order of risks below should be taken as an indication of the potential magnitude or probability of the possible consequences of the risks summarized below.
Risks Associated With Longevity Assets
Valuation Risks
. The Fund is subject to various valuation risks, including:
The Fund does not make specific estimations for the cost of insurance for each insurance contract
. As such, it is possible that the Manager could underestimate the ultimate amount of premium which would be paid with respect to any particular Mortality Contract that it purchases. To the extent that the Manager underestimates potential cost of insurance increases across the Fund’s portfolio of Mortality Contracts, there could be a material adverse effect on the Fund’s performance. In addition, it is possible that if the Manager underestimates cost of insurance increases, the Fund may not have sufficient cash flow available to pay premiums on such Mortality Contracts when due, resulting in the lapse of such Mortality Contracts.
The Fund relies on third party life expectancy service providers and life expectancy is one of the most critical factors for accurate valuation
. The Fund relies on certain life expectancy providers to provide life expectancy reports to facilitate the Manager’s valuation of Mortality Contracts. While alternative life expectancy providers can be accessed, the Fund cannot assure that such alternative life expectancy providers will provide the same quality of life expectancy reports as those that the Fund currently engages with. In addition, changing life expectancy providers may result in a delay in receiving such reports, which could result in the Fund not being able to close on certain Mortality Contracts during any delay period. Further, to the extent that there are errors, biases, or deficiencies in the data obtained and analyzed by the Fund’s life expectancy providers, such deficiencies will impact the life expectancy reports reviewed by the Manager and may impact the valuation determination developed by the Manager.
T
he Fund derives the fair market yield to discount the net cash flows of each insurance contract from the Fund’s affiliate’s database of over 1,000 undisclosed trades that the Fund’s affiliate executed itself
. The underlying data driving the Fund’s valuation and pricing determination is based on the Abacus Intel database. While the Manager believes the Abacus Intel database is robust and provides the Manager with a competitive advantage in pricing Longevity Assets, there can be no guarantee that the Abacus Intel dataset and Valuation Methodologies will return the most accurate results and valuations. Moreover, because the Abacus Intel dataset is limited to transactions that its affiliates have entered into, it is possible that there could be inherent bias in the dataset.
There are risks relating to valuation for Longevity Assets that are not present for other asset classes
. This is because Longevity Assets are, by their nature, individual assets that are most highly correlated to the health and life status of the underlying insured. As such, there are multiple factors that are considered, both in the life expectancy estimate and the overall review of each Longevity Asset that must be considered. This multitude of factors is more complicated and introduces more opportunity for error than more traditional assets, such as equity and debt instruments.
T
he Fund’s reliance on various affiliates of the Manager to provide services to the Fund (including with respect to valuation of assets and Longevity Asset servicing)
gives rise to certain conflicts of interest
. The Manager has engaged certain of its affiliates to provide services to the Fund, including with respect to inputs for valuation of Longevity Assets and the servicing of such assets. The Fund does not pay any fees (other than the Management Fee) for these services, as the Manager has engaged these affiliates directly. Third-parties could potentially provide better quality services. If the Manager were to engage un-affiliated parties to perform valuation and servicing for the Fund’s Longevity Assets, the Fund would be responsible to pay such vendors at an additional cost to the Fund, which would be passed on to the Fund’s shareholders.
In the future, there might arise instances where the interests of the Fund’s affiliates conflict with the interests of the Fund, including instances in where employees of the Manager may need to devote time and attention to other affiliates of the Fund. By acquiring Shares of the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or federal securities law which cannot be waived or modified.
There is also a risk that affiliates of the Manager may over-value Longevity Assets which could result in financial gain to the Manager. The Fund’s Management Fee is based on the average daily AUM. We expect that the primary component of AUM will be driven by the values ascribed to the Fund’s Longevity Assets. Longevity Assets are valued by the Valuation Designee (the Manager), who leverages information from Abacus Intel’s Valuation Methodology and third-party life expectancy providers. If the value of the Fund’s assets are overstated, the Manager could earn a greater Management Fee. The Manager has attempted to mitigate the risk of over-valuing the Longevity Assets by capping the value of (i) Mortality Contracts at the price plus premium paid thereon, and (ii) Annuity Contracts at the price paid less distributions received. We expect that in the ordinary course, the value of such asset will exceed those capped amounts. However, while we believe the caps are helpful, these prophylactic measures do not completely eliminate the risk of inadvertent or intentional over-valuing assets that could result in financial gain to the Manager. For instance, a Mortality Contract could ultimately be sold or mature to be worth less than the estimated value if the named insured lives materially longer than the life expectancy estimate – in this case, the Fund would have to pay premium longer than expected thereby reducing the expected return of the Mortality Contract on sale or maturity. Similarly, the value of an Annuity Contract could be overstated if the named insured’s life is materially shorter than the longevity estimate, which would result in the Fund receiving less distributions from the Annuity Contract. Note that to the extent that the Fund holds both a Mortality Contract and a matched Annuity Contract on the same named insured, any mis-estimate in life expectancy of the named insured would be somewhat offset because the loss on one policy would result in a gain on the other.

General Valuation Risk
. Since the majority of the Fund’s investments by value do not have readily available market quotations, the Board has designated the Manager as its Valuation Designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act. There can be no assurance that the Valuation Methodology utilized by the Manager, as Valuation Designee, analytic tools, and databases used by the Manager will result in the expected performance of the Fund’s portfolio. Additionally, there is no guarantee that any specific data or type of data obtained by the Manager or Abacus Intel will be (i) the most accurate data available or (ii) free from errors.
The Fund’s assets and liabilities are valued by the Manager, as Valuation Designee, pursuant to the Fund’s internal valuation policies and procedures, as the same may be amended from time to time (the “Valuation Policy”), which have been approved by the Board and remain subject to continuous Board review and oversight. The valuation of Longevity Assets involves inherent uncertainty (including, without limitation, the mortality related underwriting of insureds and future changes to premium payment schedules). The Valuation Policy adopted by the Manager relating to the implementation of the Valuation Policy, are subject to change and may be revised from time to time. There is no guarantee that the fair value determined with respect to a particular Longevity Asset will represent the value that would be realized upon in the event of an immediate disposition of the investment, or that such valuation accurately reflects value of such Longevity Asset on the date of sale or at maturity. Such uncertainties as to the valuation of Longevity Assets could have an impact on the net asset value of the Fund and require adjustments to reported net asset values (i.e., if the earlier judgments of the Manager regarding the appropriate valuation should prove to be incorrect).
The Longevity Market is Volatile and Competitive
. The market for Mortality Contracts is a relatively new and rapidly developing market within the financial services sector. Although it has grown substantially in the past several years, how and to what extent it will continue to develop is uncertain. As more investment funds flow into the market for Mortality Contracts, margins may be squeezed, and the Mortality Contracts may become comparatively more expensive to purchase or subject to greater competition on the purchase side. Alternatively, the market for Mortality Contracts may wane and the market value of the Fund’s assets may therefore reduce if sales are required in advance of maturity. There can be no assurance that Mortality Contracts will be available to the Fund on satisfactory or competitive terms or that the Fund will be able to sell Longevity Assets at the values it expects in order to fund expenses, including repurchase obligations.
Litigation Risk
. The trading of certain Longevity Assets has been subjected to allegations of fraud and misconduct as reflected in certain litigated cases. Some of these cases, some of which have been brought by regulatory authorities, involve allegations of fraud, breaches of fiduciary duty, bid rigging, non-disclosure of material facts and associated misconduct. Cases have also been brought by some Longevity Asset issuers that challenge the legality of the Longevity Asset based on lack of insurable interest, fraud and misrepresentation. More recently, new litigations have been brought by the estates or heirs of individuals whose lives were insured by Mortality Contracts that were sold in the secondary market seeking to recover the death benefits paid under these Mortality Contracts based on state laws that entitle the estates or heirs of insureds to recover death benefits paid under certain Mortality Contracts issued without a valid insurable interest.
There can be no assurance that any future dispute or litigation will not result in significant expense, liability, injunction against the Fund, and a diversion of management’s attention, any of which may increase the expenses incurred by the Fund. The Fund may prematurely sell a Longevity Asset where the insurer has a history of refusing to pay the insured benefits. The refusal by an insurer to pay benefits insured under Longevity Assets would reduce the value of the asset and negatively affect the net asset value of the Fund, which could have a material adverse effect on the Fund’s ability to make Distributions to shareholders. If the Fund is drawn into litigation to enforce a Longevity Asset against an insurer or sued by estates or heirs of insureds for a Mortality Contract not having been issued to the original purchaser with a valid insurable interest in the insured’s life, or any other reason, litigation expenses will increase the Fund’s operating expenses thereby reducing the Fund’s ability to make share Distributions, purchase assets and to make profits or reduce losses.

Diversification and Concentration
. The Fund intends to invest substantially all of its assets to acquire Longevity Assets, and Longevity Assets can be deemed to be highly speculative. No assurance can be given that the Fund’s investment portfolio will appreciate in value or that shareholders in the Fund will realize any return on their purchase of shares. The Fund, while concentrated in Longevity Assets, intends to diversify its investment program by acquiring Longevity Assets from a diversified group of Mortality Contract issuers and to a lesser extent, Annuity Contract issuers (insurers). However, the ability to achieve diversification with regard to the portfolio depends in part upon a number of factors, including but not limited to the Longevity Assets available for purchase by the Fund, the competitive market for such Longevity Assets, the purchase price of Longevity Assets available for acquisition, the cost of acquiring and maintaining (paying premiums due for Mortality Contracts) the Longevity Assets and the funds available from the offering which can only be deployed by the Fund over time to acquire the portfolio. There can be no assurance that the Fund will be able to achieve sufficient diversification in the acquisition of the Longevity Assets, and, for example, a significant portion of the portfolio may be invested in Mortality Contracts issued by a small number of issuers (insurers). The Fund is also subject to certain credit risks of the Longevity Asset issuers which could impact present value as well as maturity payments.
Incomplete Information
. Because of the broad discretion and authority granted to the Manager to invest and transact in Fund assets, and many other factors, an investor may not have sufficient information to analyze or evaluate all risks or potential returns of the Fund’s investment program currently or prospectively. The Manager or Fund may receive and respond to specific questions and due diligence requests from certain investors. Unless the information is generally applicable to all or a class of investors, the Manager does not intend to provide those responses or diligence materials to all investors. Neither the Manager nor the Fund will (i) provide investors or others with personal investment advice or information that would allow the investors to have an unfair advantage over other actual or potential investors, (ii) make any selective disclosure of material information, including the portfolio holdings of the Fund, or (iii) provide any investors or others with information that would allow them to benefit at the Fund’s or other investors’ expense. Each investor is responsible for asking such questions as it believes are necessary in order to make its own investment decisions, including whether to invest in the Fund. Each investor must decide for itself whether the limited information provided by the Manager and the Fund is sufficient for its investment decision. Moreover, certain responses to questions from potential or actual investors may be based upon individual circumstances and subject to certain privacy requirements; the Manager is not permitted to share investor private information and may not be permitted to share the responses there to with other investors.
Not a Complete Investment Program
. The Fund has an industry focused investment strategy (in Longevity Assets consisting primarily of Mortality Contracts) and is not intended to be a complete investment program. The Fund is designed only for sophisticated and experienced investors who are able to bear the risk of loss of their entire investment.
Limited Liquidity
; Restrictions on Transfer
. The Fund generally will not permit shareholders to withdraw from the Fund other than in connection with the Fund’s quarterly share redemptions. In addition, the Fund may refuse consent to shareholders’ requests transfer, assign or sell all or any part of their shares to any other person, in whole or in part, (i) without the prior written consent of the Manager, which may be granted or withheld in its reasonable discretion and (ii) unless in compliance with applicable securities laws. For instance, the Fund will refuse consent to transfer shares to (i) a person that (1) is listed as a “specially designated national or blocked person” by the U.S. Treasury’s Office of Foreign Asset Control, or (2) fails to provide adequate customer identification or tax information. The Fund may refuse to consent to the transfer of shares (i) if the transfer could require the Fund (1) to register its shares under the Exchange Act or, (2) to register its shares with another regulator, domestic or foreign, (ii) if the transfer could jeopardize the Fund’s status as a RIC, or (iii) if the transfer could subject the Fund or its assets to regulation in a foreign jurisdiction. There currently exists no public market for the shares, and none is expected to develop. Accordingly, and except as provided by the quarterly share repurchase program, shareholders should not expect that to be able to transfer, sell or otherwise dispose of all or any portion of their shares during the term of the Fund, nor can they be certain that they will be able to transfer, sell or otherwise dispose of all or any portion of their shares on a basis which reflects the value of the

Fund’s portfolio. The transfer of the shares is subject to restrictions on re-sales
imposed by federal and state securities laws and the Declaration of Trust. See also “
Limited Liquidity of Fund Shares Risk
” on page 23 for more details regarding the potential to transfer shares.
Risk of Fund Closure
. Notwithstanding the continuous nature of this offering, the Fund may close to new investment or new investors at the discretion of the Manager (subject to Board approval). If the Fund is closed to new investors, then only existing shareholders of the Fund will be eligible to purchase the Fund’s shares or receive shares from another existing investor in a peer-to peer transfer. The Fund may re-open to new investment and/or new investors, and subsequently close again to new investment or new investors at any time at the discretion of the Manager (subject to Board approval). Any such opening and closing of the Fund will be disclosed to existing shareholders and potential new investors through a supplement to this prospectus. The primary reason why the Fund may close to new investors is to remain below the “2000 investor limit” imposed on companies that wish to avoid registration and reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Investment
Allocation and Selection Risk
. The Manager, in consultation with the Board as required by applicable law, will determine which Longevity Assets and other investments permitted under the Fund’s investment program in which the Fund will invest. There is no guarantee that suitable investments at suitable prices will or can be secured, or that they will be successful. The success of the Fund will depend, in large part, upon the skill and expertise of the Manager.
Investment
Concentration
. The Fund plans to concentrate its investments primarily in Longevity Assets, and specifically in Mortality Contracts. The Fund plans to diversify some of its concentration risk by investing in Longevity Assets tied to different insureds and issued by different life insurers. There is no assurance that the Fund will be able to achieve either aspect of diversification. Furthermore, if less capital is raised the Fund will invest in fewer Longevity Assets and thus be less diversified which could negatively affect the Manager’s use of Abacus Intel’s Valuation Methodology calculations and risk dispersion.
Competitive Market for Investment Opportunities
. The activity of identifying, structuring, purchasing, and realizing Mortality Contracts is highly competitive. The Fund will be competing for investments with private equity funds, hedge funds, strategic investors, financial institutions, insurance companies, other investors, and sometimes issuing insurers and certain of these competitors could have larger capital pools, superior access to investment opportunities and superior information. The availability of, and competition for, investment opportunities will depend on, among other things, financial, market, business, and economic conditions. Additionally, competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available and adversely affecting the terms upon which investments can be made.
Risk of Inadequate Investment Returns
. The returns on the Fund’s investments, if any, may not be commensurate with the degree of risk of an investment in the Fund. There is no assurance that shareholders will receive any Distributions from the Fund. For instance, if the Fund is not able to maintain its investment in a Mortality Contract because it cannot pay premium or timely sell a Longevity Asset, the asset may lose value, down to zero. Shareholders should have the ability to sustain the loss of their entire investment.
Illiquid Longevity Asset Risk
. Longevity Assets, including Annuity Contracts, held by the Fund may become illiquid. Illiquid assets are subject to legal or contractual restrictions on disposition or may lack an established secondary trading market. The sale of illiquid assets often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid assets traded on national securities exchanges or in the over-the-counter
markets.
Issuer Risk
. The value of our Longevity Assets may decline for a reason related to the issuer, such as management performance, financial leverage, financial stability ratings, and reduced demand for the issuer’s products.

Lack of
Operating History
. The Fund was formed on [   ], but has not yet commenced operations and therefore has no prior operating history. The successful investment of the Fund’s assets will depend, among other things, upon the skills of the professional personnel of the Manager. The loss of service of one or more principals, officers or other key personnel of the Manager or its affiliates could have an adverse effect on the Fund’s ability to realize its investment objectives. Furthermore, the past investment performance of the principals of the Manager is not indicative of the future returns of the Fund.
Retention and Motivation of Employees of the Manager
. The success of the Fund is dependent upon the talents and efforts of highly and uniquely skilled individuals employed by the Manager and the Manager’s ability to identify and willingness to provide acceptable compensation to attract, retain
,
and motivate talented investment professionals and other employees. There can be no assurance that the Manager’s professionals will continue to be associated with the Manager throughout the life of the Fund, and the failure to attract or retain such investment professionals could have a material adverse effect on the Fund. Competition in the financial services and life settlements industries for qualified employees is intense and there is no guarantee that, if lost, the talents of the Manager’s investment professionals could be replaced.
Dependence on Service Providers
. The Fund is also dependent upon its counterparties and the businesses who may not be controlled by the Sponsor that provide services to the Fund (collectively, “Service Providers”). Errors are inherent in the business and operations of any business, and, although the Sponsor will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the investments therein.
As the Fund has no employees, the Fund is reliant on the performance of the Manager and each Service Provider. Each shareholder’s relationship in respect of its shares is with the Fund only. Accordingly, absent a direct contractual relationship between the shareholder and the relevant Service Provider, no shareholder will have any contractual claim against any Service Provider for any reason related to its services to the Fund. Instead, the proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Fund by the relevant Service Provider is, prima facie, the Fund.
The Fund depends significantly on the Manager to source and evaluate Mortality Contracts which may be invested in by the Fund. To the extent that the Manager is unable or unwilling to provide an adequate flow of Mortality Contracts for investment, the Fund may be unable to realize its investment objectives.
Increased Regulatory Oversight
. Increased regulation (whether promulgated under insurance laws, investment laws or any other applicable law) and regulatory oversight of and changes in law applicable to certain Longevity Assets may impose administrative burdens on the Manager, including responding to examinations and other regulatory inquiries and implementing policies and procedures. Such administrative burdens may divert the Manager’s time, attention and resources from portfolio management activities to responding to inquiries, examinations and enforcement actions (or threats thereof). Regulatory inquiries are often confidential in nature, may involve a review of an individual’s or a firm’s activities or may involve studies of the industry or industry practices, as well as the practices of a particular institution.
Recourse to the Fund
’
s Assets
. The Fund’s assets, including any investments in the Longevity Assets made by the Fund and any capital held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the specific investments giving rise to the liability.
The Fund will be subject to registration under the Exchange Act if the Fund has assets above $10 million and more than 2,000 holders of shares, which would increase the Fund’s costs and require substantial attention from management.
Companies with total assets above $10 million and more than 2,000 holders of record of its equity securities, or 500 holders of record of its equity securities who are not accredited investors, at the end of their fiscal year, must register that class of equity securities with the SEC under the Exchange Act. The Fund could trigger this requirement as a result of the offerings and be required to register the shares with the SEC under the Exchange Act, which would be a laborious and expensive process. The Fund currently intends to limit the number of shareholders to less than 2,000 holders. The Fund expects to reevaluate the costs and benefits of Exchange Act registration when and if it nears the Exchange Act reporting thresholds. There is no guarantee that registering the Fund’s shares with the SEC under the Exchange Act will effectively create a market for the Fund’s shares. Furthermore, if such registration takes place, the Fund will have higher compliance and reporting obligations and costs going forward.
Borrowings by the Fund: Use of Leverage
. If the Manager deems it appropriate, the Fund may incur leverage by borrowing money from unaffiliated banks or other institutions, including taking loans against certain Longevity Assets owned by the Fund. Leverage will create risks, including, without limitation, greater potential for loss of capital. The Fund may be required to provide collateral to the entity from which it borrows to secure the loan by pledging the assets of the Fund, including the Longevity Assets owned by the Fund. This procedure exposes the Fund to the risk that for whatever reason, including, without limitation, the default, insolvency, negligence, misconduct or fraud of such institutions, the Fund will not reacquire the ownership of such interests upon the repayment by the Fund of the secured loan. Also, the Fund will be unable to reacquire such interests if the Fund defaults on a loan. The Fund’s failure or inability to reacquire such Longevity Assets from the institutions in whose name the Longevity Assets are registered in support of a secured loan could entangle the Fund in protracted litigation and, potentially, result in the complete loss of such Longevity Assets. While the Fund expects to borrow money only from institutions the Manager believes it to be creditworthy, there can be no absolute certainty that such institutions will return such interests to the Fund upon the repayment of such secured loans. We note that none of the Fund nor its affiliates are insurers or lenders. The Fund does not plan to borrow from any of its affiliates unless such loan complies with the requirements of the Investment Company Act; any loan from an affiliate will not carry interest or fees.
The amount of leverage that the Fund may incur is limited by Section 18 of Investment Company Act. Section 18 limits the Fund to less than 300% of asset coverage at the time of issuance. Asset coverage is determined by reference to the ratio of the value of its assets to the amount of its outstanding senior securities representing indebtedness (which includes loans that are not “temporary,” meaning they have a term of less than 60 days and are not extended). Depending on fluctuations in the value of the Fund’s portfolio, asset coverage may vary after issuance. If the amount of leverage that the Fund has outstanding is large in relation to its capital, fluctuations in the performance of the Fund’s portfolio may have a disproportionately large effect in relation to the Fund’s capital and the possibilities for profit and the risk of loss therefore may be increased. Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. Investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses than a program that does not utilize leverage.
Discretion of the Manager; New Strategies and Techniques
. While the Manager expects to employ the representative investment strategies and techniques discussed herein, the Manager (subject to the policies and control of the Board) has the right to modify the investment strategies and techniques of the Fund with the consent of the shareholders. New investment strategies and techniques may not be thoroughly evaluated in the market before being employed and may have operational or theoretical shortcomings that could result in losses to the Fund. In addition, any new investment strategy or technique developed by the Fund may be more speculative than earlier investment strategies and techniques and may involve material and as-yet-unanticipated
risks that could increase the risk of an investment in the Fund.
Cross Trades
. A potential conflict of interest may arise in instances where the Manager buys an asset from one client and sells the asset to another client (each, a “Cross Trade”). Such conflicts of interest may arise, among other reasons, as a result of the Manager representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. The Manager may effect cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade be consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts. The Fund is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of a majority of the Fund’s Independent Trustees and, in some cases, the SEC.
Uncertainty of Market for Longevity Assets
. Demand for and pricing of Longevity Assets depends significantly on, among other things, the health, medical condition and estimated life expectancy of the insured under a Longevity Asset; mortality tables then in use by industry professionals; changes in general economic conditions, including interest rates, inflation rates, government regulations, overall industry conditions (with significant capital being deployed in this space over the past few years), political conditions, volatility in the financial markets, and the legislative and regulatory environment. Accordingly, the Fund may not be successful in its attempts to identify suitable Longevity Assets and acquire them. If the Fund succeeds in acquiring Longevity Assets, these same factors affecting demand for, and pricing of Longevity Assets may make it difficult for the Fund to dispose of such Longevity Assets. The market for Longevity Assets is not liquid and is uncertain. These uncertainties may result in the Fund paying too much for Longevity Assets or selling Longevity Assets at too low a price. Furthermore, should the Fund need to sell Longevity Assets for liquidity reasons it may not be able to do so at prices acceptable to the Manager or at all. All of the foregoing could adversely affect the Fund’s ability to execute its investment strategy and meet its investment objectives.
Longevity Assets Acquisition Risk
.
The pace of the Fund’s acquisitions of Longevity Assets depends on (i) its ability to raise capital through the sale of shares, (ii) the availability of Longevity Assets that meet the Fund’s investment criteria, and (iii) other purchase parameters. The supply of Longevity Assets that meet the Fund’s investment criteria is limited, and even more limited as the Fund seeks to transact principally in the tertiary market for life settlements (and as such will have limited exposure to life settlements sourced in the secondary life settlement market), and thus the period required for the Fund to invest share proceeds in Longevity Assets could be long; in the Manager’s experience with affiliated entities, it can take up to three (3) months to deploy capital. The Manager’s affiliates typically have located suitable inventory within 30 days. The Manager focuses on this market and is experienced in awareness of the availability of Longevity Assets for sale. At different times and under existing market conditions, prices for Longevity Assets may be higher than our standard pricing models predict. There are only a limited number of Longevity Assets available in the market from time to time. There can be no assurance that the Manager will be able to source Longevity Assets for purchase by the Fund on terms acceptable to the Fund.
Changes in the economy and other changed circumstances may result in a reduced supply of Mortality Contracts. Such changes could result from, among other things: (i) improvement in the economy, generating higher investment returns to insureds and other owners of Longevity Assets from their investment portfolios; (ii) improvements in health insurance coverage, limiting the need of insureds to obtain funds to pay the cost of their medical treatment by selling their Mortality Contracts; (iii) the entry into the market of less reputable third-party brokers who submit inaccurate or false Mortality Contracts information to the Fund; (iv) the establishment of new licensing requirements for market participants and a delay in complying or an inability to comply with such new requirements; or (v) refusal of the insurer that issued a Longevity Asset to consent to its transfer. A change in the availability of Longevity Assets could adversely affect the Fund’s ability to execute its investment strategy and meet its investment objectives.
Uncertainty of Life Expectancy Estimates
. Prices for certain Longevity Assets depend, in large measure, upon the life expectancy of the underlying insureds. The return to the Fund on such purchases is almost entirely dependent upon how accurate the actual longevity of an insured or annuitant is as compared to such insured’s or annuitant’s expected life expectancy. Life expectancies are estimates of the expected longevity or mortality of an insured or annuitant. The medical underwriting process underlying life expectancy estimates is highly subjective, and mortality and longevity estimates are inherently uncertain. In addition, there can be no assurance that the applicable medical underwriting firm received accurate or complete information regarding the health of an insured under a Longevity Asset, or that such insured’s health has not changed since the information was received. Different medical underwriting firms use different methods and may arrive at materially different mortality estimates for the same individual based on the same information, thus causing certain Longevity Assets’ values to vary. Moreover, as methods of calculating mortality estimates change over time, a mortality estimate prepared by any medical underwriting firm in connection with the acquisition of certain Longevity Assets may be different from a mortality estimate prepared by the same life expectancy service at a different time. The valuation of certain Longevity Assets may vary depending on the dates of the related mortality estimates and the medical underwriting firms who provide such estimates.
For the reasons stated above, the actual longevity of an insured may be materially different than the predicted mortality estimate. If the actual maturity date of certain Mortality Contracts is longer than projected, it would negatively impact the time within which shareholders could expect to receive a return of their investment and the Fund may be unable to meet its investment objectives and goals. Relatedly, the actual longevity of an annuitant would impact the return to the Fund on an Annuity Contract because if the actual life of the annuitant is shorter than expected it would have a negative impact on the return to the Fund on such Annuity Contract. The business of rendering life expectancies for individual insured is generally not regulated by the U.S. federal or state governments, with the exception of the states of Florida and Texas, which require life expectancy providers to register with their respective offices of insurance regulation. There can be no assurance that this business will not become more broadly regulated and, if so, that any such regulation would not have a material adverse effect on the ability of the Fund to obtain insured life expectancies (if needed) in connection with the purchase or sale of Longevity Assets.
Improvements in Medicine and Disease Treatment
. Other factors, including, but not limited to, better access to health care, better adherence to treatment plans, improved nutritional habits, improved lifestyle, an improved economic environment, and a higher standard of living could also lead to increases in the longevity of the insureds under certain Mortality Contracts. In addition to other factors affecting the accuracy of life expectancy estimates, improvements in medicine, disease treatment, pharmaceuticals, and other medical and health services may enable insureds to live longer.
Validity of (updated) Underwriting Tables Used by Medical Underwriters for Certain Mortality Contracts
. The Fund plans to value Mortality Contracts using (i) the US Society of Actuaries 2015 Valuation Basic Table to determine the mortality curve of individuals lives associated with the Mortality Contracts. This curve estimates the probability of death of the individual associated with the Mortality Contract following the valuation date used by the Fund. This table is not proprietary and may be updated in the future by the US Society of Actuaries. The mortality curve derived from the US Society of Actuaries 2015 Valuation Basic Table is only one input, along with other asset characteristics and historical experience, that we use to determine the value and risk of a Mortality Contract. We then employ our proprietary database and Abacus Intel to value the Mortality Contract. Although the pertinence of the Basic Table is checked on a regular basis, there is no guarantee that the valuation of a Mortality Contract will not be overstated or understated in the event the Basic Table is based on outdated statistics and the Manager and the Fund cannot accept responsibility for consequent incorrect valuation of a Mortality Contract. There is currently insufficient historical data on life expectancy predictions as against actual deaths in portfolios of certain Mortality Contracts to assist in the establishment of statistically significant mortality tables based solely on such empirical data and therefore the medical evaluation that determines the life expectancy may not be accurate. It is impossible to predict with certainty any insured’s life expectancy.
In addition, the third-party life expectancy providers utilize proprietary mortality tables, that the life expectancy providers have changed several times over the years, with some making changes most recently as Fall 2018. Each of these changes have resulted in extensions of prior longevity estimates, and in some cases, such extensions were material. Further, there are a limited number of life expectancy providers in the marketplace today, and there is limited regulatory oversight of those providers. As such, it is possible that differences in the internal policies and procedures employed by each life expectancy provider could result in materially different assessments. There can be no assurance that future changes to these tables will not result in material changes in the expected lives of the insureds named in certain Mortality Contracts acquired by the Fund, which could result in materially lower returns and losses to the Fund.
Risk of Fund Funding Premiums on Certain Acquired Mortality Contracts
. In order to realize on its investment in Mortality Contracts, the Fund must ensure that such Mortality Contracts remain in force until each Mortality Contract matures or is sold by the Fund. Failure by the Fund to pay premiums on such Mortality Contracts when due will result in termination or “Lapse” of such Mortality Contracts and will result in the loss of the Fund’s investment in such Mortality Contracts. The Fund will rely on the Manager and Service Providers to determine premium requirements, and the Fund must in turn build those requirements into its projection of cost for a given Mortality Contract. The Fund may reserve funds for paying some future premiums. The Manager will be generally responsible for tracking premium requirements so that premiums for Mortality Contracts are paid on schedule to prevent lapses.
Premium Increases for Maintenance of Acquired Mortality Contracts
. The Fund will be responsible for maintaining portfolio Mortality Contracts, including paying premiums. If a Mortality Contract issuer increases the premium charged for certain Mortality Contracts, the amounts required to be paid for such Mortality Contracts will increase, requiring the Fund to incur additional costs for such Mortality Contracts which may adversely and materially affect returns on such Mortality Contracts and consequently reduce the value of the Fund.
In the event an insurer experiences significantly higher than anticipated expenses associated with operation and/ or policy administration, or, in some instances, lower investment returns, the insurer may have the right to increase the charges to each of its contract owners, but not beyond guaranteed maximums.
Liquidity Risks Relating to the Longevity Assets
. The liquidation value of Longevity Assets is important where, for example, it becomes necessary to sell Longevity Assets in order to meet the Fund’s cash flow needs. In many cases liquidations may not be a viable option to meet the Fund’s liquidity needs because of, among other things: (i) the lack of a market for such Longevity Assets at the time; (ii) the uncertainties surrounding the liquidation value of an individual Longevity Asset; (iii) the extensive amount of time and effort it might take to sell a Longevity Asset; (iv) the effect excessive sales of Longevity Assets may have on transactions and future cash flows; and (v) the tax consequences.
In addition, the Fund’s liquidity risk may be greater in the early years of its establishment, especially since empirical evidence from various portfolios of certain Mortality Contracts suggests that fewer maturities occur in the early years of a portfolio.
Origination Risks for Certain Mortality Contracts
. The Fund faces the risk that an original owner of certain Mortality Contracts, the related insured, the insurance agent involved in the issuance of such Mortality Contract, or other party may have committed fraud, or misstated or failed to provide material information in connection with the origination or subsequent sale of such Mortality Contract. While certain Mortality Contracts may not be challenged for fraud after the end of the two-year
contestability period, there may be situations where such fraud in connection with the issuance of certain Mortality Contract may survive the contestability period. If an issuing insurer successfully challenges a Mortality Contract acquired by the Fund on the grounds of fraud, the Fund may lose its entire investment in such Morality Contract. Furthermore, if the age of an insured was misstated, the Fund may receive lower death benefits than expected. In addition, there may be information directly relevant to the value of a Mortality Contract, including, but not limited to, information relating to the insured’s medical or financial condition, to which the Fund may not have access. It may not be possible to verify the accuracy or completeness of each piece of information or the completeness of the overall information supplied by such parties. Any such misstatement or omission could cause the Fund to rely on assumptions that turn out to be inaccurate. Additionally, there can be no assurance that the seller of a Mortality Contract properly acquired it from the former owner, or that a former beneficiary or other interested party will not attempt to challenge the validity of the transfer. The occurrence of any one or more of these factors could adversely affect the Fund’s portfolio value and expenses, and therefore its performance and returns.

Credit Risk of Insurers
. The Fund will assume the credit risk associated with Longevity Assets issued by various insurers. The failure or bankruptcy of any such insurer could have a material adverse impact on the Fund’s ability to achieve its investment objectives. An insurer’s business tends to track general economic and market conditions that are beyond its control, including extended economic recessions, interest rate changes, the subprime lending market crisis or changes in investor perceptions regarding the strength of insurers generally and the Longevity Assets they offer. Adverse economic factors and volatility in the financial markets may have a material adverse effect on an insurer’s business obligation to pay claims.
A high-interest rate environment may have an adverse effect on the profitability of Mortality Contract issuers. Insurers face considerable interest risk given their substantial exposure to interest rate movements through their investments in fixed-income securities. During times of persistent low interest rates, Mortality Contract issuers’ income from investments might be insufficient to meet contractually guaranteed obligations to contract-holders. Further, during periods of low interest rates, assets and liabilities of cash flows can be significantly mismatched, exposing Mortality Contract issuers to losses from uneconomic asset sales to meet current obligations to contract-holders.
The insolvency of any insurer or a downgrade in the financial stability ratings of an insurance company could have a material adverse impact on the value of their Longevity Assets, the collectability of the related claims, cash surrender value or other amounts agreed to be paid by such insurer. In the event that a Mortality Contract issuer becomes insolvent or is placed into receivership, most state guaranty associations place a cap on death benefits for Mortality Contracts per insured. In addition to the limitations on the amount of coverage, which vary by state, there are limitations on who may make claims under such coverage and the Fund may not be eligible to make claims under U.S. state guarantee funds as most U.S. state guarantee fund laws were enacted with the stated goal of assisting contract-holders residing in such states. Even if available to the Fund, guarantee fund coverage limits are probably smaller than the face values of some of the Longevity Assets that the Fund plans to acquire. There can be no assurance that as more transactions are undertaken with respect to secondary market Longevity Assets, legislators will not adopt additional restrictions on the availability of U.S. state guaranty funds.
Competition for Mortality Contracts from Mortality Contract Issuers
. Recently, certain Mortality Contract issuers began offering to repurchase certain of their own in-force
Mortality Contracts from their current contract holders by offering “enhanced cash surrender value payments” above the amount of the net cash surrender value provided under such Mortality Contract’s terms and thus competing directly with market participants that could seek to purchase these Mortality Contracts in certain transactions pursuant to which such Mortality Contracts are acquired. Industry professionals that engage in such transactions pursuant to which such Mortality Contracts are acquired have attacked the legal validity of these Mortality Contract issuers’ actions, and certain state insurance regulators have declared that these repurchase offers are unlawful while other state insurance regulators have approved them. To the extent that Mortality Contract issuers can seek to repurchase certain of their own in-force
Mortality Contracts, they present competition to the Manager to acquire such Mortality Contracts for the Fund. Additionally, our affiliate Abacus Settlements, LLC, purchases Mortality Contracts in the secondary market that may consist of Mortality Contracts attractive to the Fund’s portfolio. However, we may not and will not purchase any Mortality Contracts from Abacus Settlements or any other affiliate. As such, the universe of Mortality Contracts available for purchase by the Fund may be less than all Mortality Contracts available in the tertiary market.
Longevity Assets may Expire when an Insured Attains a Certain Age
. Longevity Assets may have a stated expiration date on the date at which the underlying insured attains a certain age, and beyond such date, the issuing insurer may not be obligated to pay the death or annuity benefit, but rather only the cash surrender value which is usually maintained at a low value by investors, if any, in accordance with the terms of such life insurance contract. Therefore, if the underlying insured survives to the stated maturity date set forth in the terms of the Longevity Asset, the issuing insurer may only be obligated to pay an amount substantially less than the death benefit or cease paying annuity distributions, which could have an adverse effect on the performance of the Fund.
Adverse Scrutiny or Publicity Related to the Fund or the Market for Mortality Contracts
. Many regulators, lawmakers and other governmental authorities, as well as many insurance companies and insurance industry organizations, are hostile to or otherwise concerned about certain aspects of the longevity-contingent asset markets. Certain transactions pursuant to which Longevity Assets are acquired and certain parties that engage in such transactions have also been, and may continue to be, portrayed negatively in a number of widely read publications and other forms of media. These opponents regularly contend that such transactions pursuant to which Mortality Contracts are acquired are contrary to public policy by promoting financial speculation on human life and often involve elements of fraud and other wrongdoing. Continued public opposition to such transactions pursuant to which Longevity Assets are acquired, as well as actual or alleged wrongdoing by participants in the industry, could have a material adverse effect on the Fund and the shareholders, including on the value and/or liquidity of the Fund’s investments.
Compliance with State Insurance Laws
. Many U.S. states require any person who enters into a transaction pursuant to which a life insurance contract is acquired from its original owner who is a resident of that state to meet specific licensure requirements unless an exemption is available. If a transaction is subject to any U.S. state law applicable to a Mortality Contract, the licensed Mortality Contract purchaser must comply with all provisions of that law relating to the purchase of such Mortality Contract. In some cases, certain portions of these laws (such as prohibitions against stranger-originated Mortality Contract transactions) may apply to any person involved in the transaction. Some U.S. states also consider the purchase of a beneficial interest in a trust or other entity that owns a Mortality Contract to be subject to such requirements if the trust or other entity was formed or availed of for the principal purpose of acquiring one or more Mortality Contracts that insure the life of a resident of that state.
Generally, laws applicable to transactions pursuant to which Mortality Contracts are acquired from their original owners do not apply to the purchase of such Mortality Contract that has previously been the subject of such a transaction. In a few U.S. states, state laws applicable to transactions pursuant to which life insurance contracts are acquired do not apply if the owner of such life insurance contract is a qualified institutional buyer or Accredited Investor. In addition, to the extent that the purchase of a Mortality Contract is appropriately licensed under applicable state life settlement laws, then the seller of such Mortality Contract does not need to be so licensed in such state.
The jurisdictional reach of U.S. state laws applicable to transactions pursuant to which life insurance contracts are acquired from their original owners is sometimes uncertain and a U.S. state may, in certain instances, contend that its law applies even though a purchaser of such Mortality Contracts has complied with the laws of the state of residence of a seller. Little or no guidance has been provided by U.S. state regulators in many U.S. states regarding how laws applicable to such life insurance contracts will be interpreted and enforced.
In many U.S. states, Mortality Contracts on an insured with a life expectancy of two (2) years or less, or having a catastrophic, chronic or life-threatening illness or health condition, is generally subject to different regulatory requirements than Mortality Contracts on an insured with a life expectancy of more than two (2) years or without having a catastrophic, chronic or life-threatening illness or health condition. However, the technical definitions and application of such requirements differ among U.S. states, including varied interpretations among U.S. state insurance regulators, who are charged with the interpretation and administration of state insurance laws and regulations. Should the Fund engage in the purchase or sale of Mortality Contracts in violation of applicable regulatory regimes, the Fund could be subject to fines and to administrative and civil sanctions and, in some instances, to criminal sanctions.
Each of the foregoing factors may directly affect the amount and timing of proceeds received by the Fund from the expected Mortality Contract pool and the costs of collecting the proceeds from the issuing insurer. This, in turn, could materially and adversely affect the performance of the Fund.
Changes in U.S. Insurance Regulation
. Changes in state and federal laws, regulations and rules might make it more difficult for the Fund to purchase and sell Mortality Contracts, thereby hindering the implementation of the Fund’s strategies for acquiring, reselling, holding, or potentially securitizing the contracts. For example, in March 2010, the American Council of Life Insurers, an insurance trade association, issued a press release calling for a complete ban on the securitization of Mortality Contracts. While that effort was not successful, any such federal or state legislation, if passed, could have the effect of severely limiting or potentially prohibiting the continued operation of the Fund’s Mortality Contract purchasing operations.
Privacy Laws and Factors May Limit the Information Available to the Manager
and Service Providers
. Both U.S. federal and state statutes safeguard an insured’s private health information. In addition, insureds frequently have an expectation of confidentiality even if they are not legally entitled to it. Even if the Fund properly obtains and uses otherwise private health information, but fails to maintain the confidentiality of such information, the Fund may be the subject of complaints from the affected individuals, their families and relatives and, potentially, interested regulatory authorities. Because of the uncertainty of applicable laws, it is not possible to predict the outcome of such disputes. Additionally, it is possible that, due to a misunderstanding regarding the scope of consents that a transaction party possesses, the Fund may request and receive from health care providers information that it in fact did not have a right to request or receive. If the Fund finds itself to be the recipient of complaints for these acts, it is not possible to predict what the results will be. This uncertainty also increases the likelihood that a transaction party may sell, or cause to be sold, Mortality Contracts in violation of applicable law, which could potentially result in additional costs related to defending claims or enduring regulatory inquiries, rescinding such transactions, possible legal damages and penalties and probable reduced market value of the affected Mortality Contracts. Each of the foregoing factors may delay or reduce shareholders’ return in Fund’s portfolio and investors may suffer a loss (including a total loss) on their investment in the specific Mortality Contract.
Longevity Asset Variables
. The Fund expects to assemble a pool of Longevity Assets with distinct terms and provisions with respect to the issuer, purchase price, premium payments, face amount and life expectancy of the insured. As each asset will be evaluated individually as a potential investment, a projection of overall yield for the entire pool of assets may not be accurate and, consequently, the proceeds of the assets may be realized over a longer time than projected.
Tracking the Insureds and Annuitants.
Another risk regarding Longevity Assets that are obtained by the Fund is tracking the location and health status of the insureds. The Fund will rely on the ability of the Manager and Service Providers to perform these tasks and to collect proceeds from the contract.
In certain instances, the servicing and tracking agents may not be able to contact an insured or an annuitant or an insured’s or annuitant’s representative. In such instances, where the insured has died, the longer it takes to learn of the death, the more premiums the Fund will have to pay in the meantime (although premium payments made after the date of death should be ultimately refunded) and the further in the future the death benefits would be realized. Substantial unplanned expenses could be incurred in locating the insured or the insured’s representative. In some U.S. states, the regulators may limit the frequency of contacts that tracking agents may make to the Insured or an Insured’s representative or limit obtaining his or her medical records by the tracking agents. Occasionally, Mortality Contract issuers encounter (or assert) situations where the body of the insured or reasonable other evidence of death cannot be located and/or identified. As a result, the death claim may be delayed by up to seven (7) years, but ultimately the death benefit must be paid. Furthermore, there are also significant U.S. federal and state laws relating to privacy of personal information, which laws will affect the operations of the servicing and tracking agents and their ability to properly service the Longevity Assets. Changes in the laws relating to the Social Security Administration’s Death Master File (the “Master File”) limited the effectiveness of the Master File as a tracking tool. These laws both limit the records included in the Master File and who may access it. Accordingly, these changes may make it more difficult for the servicing and tracking agents and third-parties to learn about the deaths of the Insureds. Servicing and tracking agents use other sources of information, including commercial databases that incorporate data from state Department of Motor Vehicle systems and obituary notices in order to track mortalities.
Overall Risks Related to Acquisitions of Longevity Assets
. Despite the good faith efforts of the Manager in selecting what it believes to be suitable assets for the Fund’s investment program, there can be no assurance that the program will perform as anticipated. The Fund’s goal is to reduce, to the extent possible, controllable risks relating to Longevity Assets, with the understanding that determining the exact time that such Longevity Assets reach maturity (at the death of the insured) may not be possible, although efforts will be made through medical underwriting and actuarial projections to keep the maturity date within a reasonably predictable time frame.
Risk of Certain Longevity Assets Being Deemed Securities
. On February 22, 2019, the United States Court of Appeals for the Fifth Circuit in a case captioned “In the Matter of Living Benefits Asset Management, LLC, vs. Kestrel Aircraft Company, Incorporated, case
No. 18-10510,”
concluded that certain whole,
non-variable
life insurance contracts, when offered for sale to an investor, were securities for purposes of the Securities Act. The Eleventh Circuit Court of Appeals reached a similar conclusion with respect to fractionalized death benefits payable under certain non-variable
life insurance contracts, but the DC Circuit Court of Appeals reached a contrary result with respect to fractionalized death benefits.
It is possible that Fund’s purchase of Longevity Assets, depending on the facts and circumstances attending the particular transaction, or an investment or financing program of which the purchase or sale of Longevity Assets is a part, could implicate U.S. state and federal securities laws.
On July 22, 2010, the SEC released a staff report recommending that life insurance contracts be clearly defined as securities so that the investors in such life insurance contract transactions are protected under the U.S. federal securities laws. To date, the SEC has not made such a recommendation to Congress. In advance of this determination, the Fund is registering, and has filed this registration statement, as a registered “Investment Company” pursuant to the Investment Company Act.
Certain U.S. state laws specifically characterize certain transactions pursuant to which life insurance contracts are acquired as securities transactions. Thus, in some U.S. states, purchases and sales of life insurance contracts by the Fund may be subject to applicable U.S. state blue sky laws or other U.S. state securities laws. If the Fund sells certain Longevity Assets, such sales will be effected in compliance with any applicable federal and state securities laws. This would not necessarily exempt the Fund from compliance with U.S. federal or state broker dealer laws. The Fund’s failure to comply with applicable securities laws in connection with the purchase or sale of certain Longevity Assets could result in the Fund, the Sponsor and/or the Sponsor being subject to fines, administrative and civil sanctions and rescission of certain Longevity Asset purchase or sales transactions. Each of the foregoing factors could materially and adversely affect the performance of the Fund.
Risk that Certain Longevity Assets are Not Deemed Securities
. In order to offer investment in the Fund as an Interval Fund, the issuer must qualify as an Investment Company, as set forth in 15 U.S. Code § 80a-3(a) of the Investment Company Act (“Section 3(a)”). Specifically, the Fund expects to meet the definition of an Investment Company pursuant to Sections 3(a)(1)(A) and 3(a)(1)(C). Section 3(a)(1)(A) defines an investment company as any entity that “is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities.” Section 3(a)(1)(C) defines an investment company as any entity that “is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40 per centum of the value of such issuer’s total assets (exclusive of Government securities and cash items) on an unconsolidated basis.” If a sufficient amount of the Fund’s assets do not meet the requirements to be deemed “investment securities” (defined on page 3, the Fund may be required to rely on Section 3(a)(1)(A), or lose its status as an investment company if it is not able to rely on Section 3(a)(1)(A)). If the Fund loses its status as an investment company:

•	The Fund and its associated individuals may be prohibited from using common exemptions from registration (such as Rule 506 of Regulation D) for future capital raising.

•	Investors could have the right to demand that the company return their investment plus interest (rescission).

•	The Fund could be forced to undergo a significant restructuring of its business, assets, or, in extreme cases, liquidate.

•	The Fund and its shareholders would not have the protections of the 1940 Act that are available to registered investment companies and their shareholders.

•	See also “ Tax Risks ” below.
Concentration and Diversification of Longevity Asset Issuers
. The Fund intends to diversify its portfolio by investing in a variety of Longevity Assets issued by different insurers. The ability to achieve diversification with regard to the portfolio depends in part upon the NAV of the Fund, the face amounts of contracts available for acquisition and the cost of acquiring the contracts.
Portfolio Turnover Risk
.
The Fund may sell assets without regard to the length of time they have been held to take advantage of new investment opportunities, when the Manager feels the assets no longer meet its investment criteria, the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate increases the Fund’s transaction costs (including commissions and dealer costs), which would adversely impact the Fund’s performance. If the Fund realizes capital gains when it sells an asset, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Manager considers asset changes appropriate.
Limited Liquidity of Fund Shares Risk
.
The Fund is a
closed-end
investment company structured as an interval fund and designed for long-term investors. Unlike many closed-end
investment companies, the Fund does not expect to list the shares on any securities exchange and therefore the shares will not be publicly traded. There is currently no secondary market for the shares and the Fund does not expect that a secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the total shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.
Repurchase Policy Risk
. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio investments, thus reducing available cash to invest in Longevity Assets. The repurchase of shares by the Fund may be a taxable event to shareholders subject to or otherwise participating in the repurchase. The Fund intends to mitigate this risk by entering into a line of credit that will enable the Fund to better manage cash needs. There is no assurance that the Fund will be able to obtain a sufficient line of credit for this purpose, or that the terms and conditions of such line of credit will be acceptable to the Fund. Moreover, a line of credit drives other risks as noted herein.
Cybersecurity Risk
. The Fund and its Service Providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Fund or its advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund.
Reliance on the Transfer Agent
. Ownership of shares is based upon the books and records of the Transfer Agent. The Fund’s agreement with the Transfer Agent can be terminated by either party on not less than 60 days’ notice before the expiration of the agreement with the Transfer Agent or any renewal thereof. If the Transfer Agent chooses to exercise its termination rights or otherwise ceases to operate as a transfer agent, the Fund would seek to engage a successor transfer agent. In the absence of finding such a successor, an affiliate of the Manager would likely assume the role of transfer agent. While the Fund believes its affiliate could successfully assume the role of transfer agent, no assurance can be given that it would be able to do so and if such affiliate is unable to do so, the ability to transfer shares would be adversely affected and it could be difficult or impossible for the Fund to pay dividends, execute its Quarterly Repurchase of Shares or provide voting rights to the correct holders of record of the Fund’s shares.
Information Technology Systems
. The Fund relies on the information and technology systems of the Administrator, the Custodians, the Transfer Agent, the Manager and other Service Providers. The Fund could be adversely affected by information systems interruptions, cybersecurity attacks or other disruptions, which could have a material adverse effect on our record keeping and operations. The Fund’s service providers depend upon information technology infrastructure, including network, hardware and software systems to conduct their business as it relates to the Fund. A cybersecurity incident, or a failure to protect their computer systems, networks and information against cybersecurity threats, could result in a loss of information and adversely impact their ability to conduct their business, including their business on behalf of the Fund. Despite implementation of network and other cybersecurity measures, their security measures may not be adequate to protect against all cybersecurity threats.
Potential conflicts of interest may arise among the Manager or its Affiliates and the Fund
.
The Manager manages the Fund’s business and affairs. Conflicts of interest may arise among the Manager and its affiliates, on the one hand, and the Fund and its shareholders, on the other hand. As a result of these conflicts, the Manager may favor its own interests and the interests of its affiliates over those of the Fund and its shareholders. These potential conflicts include, among others:

•	The Fund has agreed to indemnify the Manager and its affiliates pursuant to the terms of the Investment Management Agreement and pursuant to the terms of the Declaration of Trust.

•	The Manager, its affiliates and their officers and employees are not prohibited from engaging in other businesses or activities, including those that might be in direct competition with the Fund.

•	The Manager, its affiliates and their officers and employees are not required to devote all of their business time to the affairs of the Fund.

•
The Manager has engaged the Manager’s affiliates: (i) Abacus Intel, to provide data and analytics support, and (ii) LMA to service the Fund’s portfolio of Longevity Assets, and the Manager may have an incentive to continue to maintain these relationships.

•	The Manager decides whether to retain separate counsel, accountants or others to perform services for the Fund.
Tax Risks
Regulated Investment Company Status
.
The Fund intends to qualify for treatment as a “Regulated Investment Company” (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for such treatment, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy an asset diversification test on a quarterly basis. If the Fund fails to satisfy the RIC qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions depending on the failure and the related causes. To qualify for such relief, the Fund may be required to dispose of certain assets, including in a manner that is inconsistent with its investment policies, and pay certain penalty taxes.
While the Fund intends to take the position that income from its investments in Longevity Assets results in gross income from such prescribed sources and such assets are otherwise qualifying assets for the above -mentioned RIC requirements, the tax treatment and characterization of Longevity Assets and similar assets under one or more of the qualification or distribution tests applicable to RICs is not certain and not without risk. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) or a change in law might affect the Fund’s ability to qualify for RIC treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to

U.S. corporate level taxation on its net taxable income at corporate rates, and all Distributions from earnings and profits, including any Distributions of net
tax-exempt
income and net long-term capital
gains, may be taxable to shareholders as dividend income to the extent Distributions are derived from the Fund’s current and accumulated earnings and profits.
The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for Distributions to shareholders, and such Distributions will be taxable to the shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Such distributions, however, may be eligible (i) to be treated as qualified dividend income in the case of non-corporate
U.S. shareholders and (ii) for the distributions-received deduction in the case of U.S. shareholders taxed as corporations, in each case provided that certain holding period and other requirements are met. The Fund could be required to recognize unrealized gains, pay taxes and make Distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Subsidiary Tax Risk.
The dividends and interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.
Excise Tax Risk
. A RIC that fails to distribute by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year
period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required Distribution, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required Distributions. There can be no assurance of the Fund’s excise tax liability.
Qualified Dividend Income Risk
.
Dividends paid by the Fund to its shareholders will only be eligible for the reduced U.S. federal income tax rate on qualified dividends to the extent the underlying dividends earned by the Fund are qualified dividends (generally, from a domestic corporation or qualified foreign corporation). Dividends that are not qualified are considered ordinary dividends and are subject to the U.S. federal income tax rates on ordinary income. There is no assurance of what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, in particular, the expectation that the Fund will be classified as a RIC and its anticipated investments in Longevity Assets, there can be no assurance as to what portions (if any) of the Fund’s Distributions will be designated as qualified dividend income, which means RIC Distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.
Additional tax considerations are discussed in this Prospectus (see, e.g., “Certain U.S. Federal Income Tax Matters”) and the related SAI.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus, including the documents that we incorporate by reference herein, contains any applicable prospectus supplement or free writing prospectus including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this Prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

•	our future operating results, dividend projections and frequency of dividends;

•	our business prospects and the prospects of our Longevity Assets;

•	the impact of the investments that we expect to make;

•	the ability of the Manager to achieve our objectives;

•	our expected financings and investments and our ability to raise capital;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the management of our Longevity Assets.
In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking
statements contained or incorporated by reference in this Prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Summary of Risks
”
and
“
RISK FACTORS,” and elsewhere contained or incorporated by reference in this Prospectus and any applicable prospectus supplement or free writing prospectus. Other factors that could cause our actual results and financial condition to differ materially include, but are not limited to, the following:

•
Changes in political, economic or industry conditions, including the risks of a slowing economy, rising inflation and risk of recession, and volatility in the financial services sector, including bank failures;

•	The interest rate environment or conditions affecting the financial and capital markets;

•	The impact of global health crises, on our or our business and the U.S. and global economies;

•	Our, or our future business, operations, operating results or prospects;

•	Risks associated with possible disruption due to terrorism in our operations or the economy generally; and

•	Future changes in laws or regulations and conditions in our industry.
Discussions containing these forward-looking statements may be found in the sections titled “
The Fund
,” “Summary of Risks
,”
and
“
RISK FACTORS.” In addition, statements that we “believe,” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this Prospectus and documents incorporated by reference into this Prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless we are required to do so by law. Note that the forward-looking statements in this Prospectus are excluded from the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act because the Fund is an investment company registered under the Investment Company Act.

Management of the Fund
The services necessary for the Fund’s daily operations are provided by various service providers. See “
MANAGEMENT OF THE FUND” herein.
Manager
.
ABL Wealth Advisors, LLC, located at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, serves as the Fund’s investment adviser pursuant to an investment management agreement with the Fund that has an initial two-year
term and is subject to annual renewal thereafter by the Fund’s Board. The Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is entitled to receive the Management Fee, a monthly fee at the annual rate of 1.45% per annum based on the Fund’s average daily AUM, as determined in accordance with the “Management Fee Calculation” formula set forth on page 8 herein.
The Fund’s organizational expenses (“Organizational Expenses”) are expected to be approximately $305,000, which have been expensed as incurred. The Fund’s offering exp en
ses (“Offering Expenses”) are expected to be approximately $2,000,000. The Manager has advanced certain sums on behalf of the Fund for its Organizational Expenses and Offering Expenses. The Fund will repay the advanced Offering Expenses to the Manager, without interest or increase, on a quarterly basis beginning on the Effective Date and will amortize the amount over the next 12-month period subject to available resources. The Manager may waive reimbursement of some or all of the Offering Expenses at its discretion. The repayment of the Manager’s advances will be subject to the priority of funding of share repurchases.
The Fund will be responsible for its ongoing operating expenses, including the Fund’s legal, accounting, auditing and other professional expenses, administration expenses, research expenses and investment and trading expenses, such as commissions, interest on margin accounts and other indebtedness, custodial fees, bank service fees and any other reasonable expenses related to the operations of the Fund, all as shall be determined by the Manager in its discretion. While the Fund is responsible for its operating expenses, the Manager may elect, in its discretion, to pay such expenses and be reimbursed from the Fund without interest or increase when such amounts are available.
Administrator
. UMB Fund Services, Inc. (the “Administrator”) serves as the administrator for the Fund. The Administrator provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Fund Administration Agreement”) pursuant to which the Administrator provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of reports and filings with the SEC; (iii) NAV computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and the Administrator. For these and other services it provides to the Fund, the Administrator is paid from the Fund. Pursuant to an Administration and Fund Accounting Agreement by and between the Fund and the Administrator, which has been approved by the Board, the Fund has agreed to pay the Administrator a monthly administration fee, plus reimbursable expenses. The fees paid to the Administrator are set forth in the Administration and Fund Accounting Agreement, and are tiered based upon the total assets under management of the Fund.
Transfer Agent
.
UMB Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent and dividend disbursing agent for the Fund. Under its transfer agency agreement with the Fund, the Transfer Agent has undertaken with respect to the Fund to: (i) record the issuance, transfer and repurchase of shares; (ii) provide sale and repurchase confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Fund’s Custodians and the relevant sub-custodian
in connection with repurchases; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide state Blue Sky and other information; (vii) provide shareholders and regulatory authorities with tax-related
information; (viii) respond to shareholder inquiries; and (ix) render other miscellaneous services.
Custodians
.
Wilmington Trust, N.A. (“Wilmington Trust”) is the custodian of the Fund’s portfolio of non-cash assets (including Longevity Assets), and M&T Bank Corp. (“M&T Bank”) is the custodian of the Fund’s cash (together, the “Custodians”). The Custodians of the Fund may change from time to time upon proper notice to the shareholders. Wilmington Trust and M&T Bank may, upon notice to the shareholders, appoint domestic and foreign sub-custodians
and use depositories from time to time to hold Longevity Assets and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. The Fund may utilize the Custodians to effect purchases of Mortality Contracts from the secondary market.
Auditor
.
The
Board has engaged KPMG LLP as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. KPMG LLP is registered with the public company accounting oversight board (“PCAOB”).
Legal Counsel
.
The Board has engaged Troutman Pepper Locke, LLP, located at 600 Peachtree Street, N.E.. Suite 3000. Atlanta, GA 30308 to serve as the Fund’s legal counsel.
Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, for no less than 5% of the total shares then outstanding and no more than 25% of the total outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. Subject to the quarterly review and approval of the Board, the Fund currently anticipates making an offer to repurchase 5% of its total outstanding shares each quarter. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s total outstanding shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases and Distributions. In advance of each quarterly repurchase offer, the Fund is required to maintain liquid assets, cash or access to a bank line of credit in amounts sufficient to meet the quarterly repurchase amount. See “QUARTERLY REPURCHASES OF SHARES” on page 52 of this Prospectus. The Fund intends to maintain a cash/cash equivalents account that will hold 5% (or more) of the Fund’s assets to be ready to meet the Fund’s liquidity requirements under Rule 23c-3(b)(10). To the extent that the Fund anticipates making an offer to repurchase more than 5% of its total outstanding shares in any given quarter, the Fund shall maintain cash/cash equivalents in such greater amount so as to meet the Fund’s liquidity requirements as required under Rule 23c-3(b)(10).
Conducting quarterly offers to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding shares.
Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Transfer Agent, on behalf of the Fund, will notify the shareholders in writing (such notice, the “Shareholder Notification”) about each quarterly repurchase offer, how a shareholder may request that the Fund repurchase its shares and the date that is the Repurchase Request Deadline. The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase limits established for that Repurchase Request Deadline. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Unless a shareholder requests payment by check, payment pursuant to the repurchase will be credited directly to a predetermined bank account on the Repurchase Payment Date (as defined below), which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other applicable laws.
The Board, or a committee thereof, in its sole discretion, will determine the percentage number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The

Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.
The Shareholder Notification will also include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Date”), which will be no more than seven (7) days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven (7) days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
The repurchase price of the shares will be the NAV of the Fund determined as of the close of trading on the NYSE on the Repurchase Pricing Date. You may call (800)
561-4148
to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
If the Fund’s shareholders in the aggregate tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

(1)
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others;

(2)
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election; or

(3)
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Distributions to Shareholders
The Fund’s distribution policy is to make quarterly Distributions of income to shareholders. The Fund’s final Distributions for each calendar year is intended to include any remaining investment company taxable income and net tax-exempt
income undistributed during the year, as well as all net capital gains realized during the year. For an overview of the tax treatment of Distributions see “
CERTAIN
U.S. FEDERAL INCOME TAX MATTERS
” herein.
THE FUND
The Fund is a newly organized, continuously offered,
non-diversified,
closed-end
investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 23, 2023. The Fund’s principal office is located at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, and its toll-free telephone number is (800)
651-4148.

USE OF PROCEEDS
The net proceeds of the continuous offering of shares made hereby will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt, which is usually three (3) months or less (while retaining sufficient cash reserves to fund quarterly share repurchases, purchase of additional Longevity Assets and payment of expenses). There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund plans to invest all or substantially all of the net proceeds according to its investment objectives and policies upon receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund. However, the Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to market, economic, political or other conditions. During such times, the Manager may determine that the Fund should invest a significant percentage of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Manager may invest the Fund’s cash balances in any investments it deems appropriate and permitted by applicable law and regulation. The Manager expects that such investments will be made, without limitation and as permitted under the Investment Company Act, in money market funds and U.S. Treasurys. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager are subjective. Shareholders should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s Distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES
Investment Objectives and Policies
Investment Objectives
.
The Fund’s investment objectives are to realize long term appreciation and current income. Under normal circumstances the Fund intends to deploy the proceeds of this offering into an actively managed, large and diversified portfolio of “Longevity Assets,” consisting primarily of “Mortality Contracts” and to a lesser extent, “Annuity Contracts” and certain structured finance products that are issued with respect pools of fixed Mortality Contracts and fixed Annuity Contracts.” The structured finance products will not be collateralized debt obligations or other forms of derivatives, although they may be considered asset backed securities with the underlying assets being fixed Mortality Contracts and fixed Annuity Contracts (and certain cash and cash equivalents). The structured finance products will not be private funds.
The Manager’s Investment Committee expects that investments in the Longevity Assets will provide the shareholders a return on investment. There can be no guarantee that the Fund will realize a positive return.
The Fund can change its investment objectives with the appropriate affirmative vote of a majority of the shares. The primary focus of the Fund is to effectively deploy under normal circumstances the proceeds of its offering into a diverse and actively managed portfolio consisting mainly of Mortality Contracts. We may also acquire a limited number of Annuity Contracts. Residual amounts from sales of shares, distributions from Annuity Contracts and sales and distributions from other securities will be maintained for cash flow purposes and used to pay Mortality Contract premiums, fund share repurchases with excess available to pay dividends on the shares. Maturity and sales of Mortality Contracts are expected to assist the Fund to pay dividends and may also be maintained for cashflow purposes. The Fund may consider purchasing Annuity Contracts that pay distributions expected to match the future premium requirements of Mortality Contracts.
The Fund expects that its initial portfolio will be weighted heavily toward fixed Mortality Contracts. However the Fund anticipates the portfolio exceeding forty (40%) percent of investment securities, including variable Longevity Assets and structured finance products that invest in Longevity Assets following its first year of operation. Investment securities do not include controlled SPVs or CFCs unless those entities are themselves investment companies or companies excluded from the definition of “investment company” under either section 3(c)(1) or 3(c)(7) of the 1940 Act. Ultimately, the Fund anticipates maintaining a Longevity Asset portfolio that is marginally weighted toward fixed Mortality Contracts while meeting the requirements of Section 3(a)(1)(C) of the Investment Company Act which defines an Investment Company as an entity that “is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40 per centum of the value of such issuer’s total assets (exclusive of Government securities and cash items) on an unconsolidated basis.”
Investment Strategy and Criteria Used in Selecting Investments
We believe Abacus Intel’s Valuation Methodology has the ability to quickly process large probability models to better predict the mortality associated with Longevity Assets over a large set of data metrics, which in turn assists with assessing the risk-versus-return distribution rating per Longevity Asset. Of primary importance is the valuation of the assets, as well as our confidence around these values. We utilize a wide range of metrics to assess the risk level of each policy, which may include, age, sex, estimated life expectancy, estimated survival probability, estimated maturity probability, discounts to face value, medical advancements and market feedback. In accordance with our investment policy, we thoroughly evaluate each policy using the valuation metrics before making investment decisions. This process allows us to identify policies that we believe align with our risk tolerance and investment objectives. By adhering to this methodology, we aim to optimize our portfolio composition and maximize returns for our investors.
The Manager, as Valuation Designee, is responsible for valuing the assets, subject to the oversight and approval of our Board. For purposes of calculating NAV, certain Mortality Contracts will initially be valued at the purchase price and then re-valued on the next valuation date, which is usually the next business day to fair value.

Mortality Contracts generally appreciate as the policyholders age and the expense to maintain a Mortality Contract increases if the policyholder lives longer than the expected life span. See “DETERMINATION OF NET ASSET VALUE.” For purposes of calculating AUM to determine the Management Fee, Longevity Assets will always be valued at the lower of purchase price or actual valuation. Note that Independent Trustees will review and affirm or reject, as appropriate, any NAV or AUM valuation determination made by the Manager. The Manager will provide quarterly and annual reports (or more often, if appropriate) to the Board regarding the results of the Manager’s findings of fair value, risk assessments, and corrective actions, if any.
The Fund’s Valuation Policies require the Valuation Designee to consider the mortality curve applied to the Mortality Contract at the time it was purchased, the premiums paid in respect of the Mortality Contract since it was acquired, any change in the credit risk of the insurer, and any change in the mortality curve associated with the insured covered by the contract. The mortality curve is derived from the Society of Actuaries Mortality tables plus the Fund’s internal inputs and Abacus Intel’s Valuation Methodology, which the Fund uses to create a probability curve of survival and is then applied to the present value of the policy’s premiums and net death benefit.
Upon the Manager’s receipt of a notice that an insured covered by a contract held by the Fund has matured, the net cash proceeds expected to be collected from the relevant insurer will be added to the value of the Fund, and the value of the Mortality Contracts from which such proceeds are derived will be reduced to zero.
Temporary Strategies
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, to attempt to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold a portion of its assets in cash and cash equivalent instruments as a temporary strategy. As a result, the Fund may not achieve its investment objective. If the Fund acquires securities of money market funds or equivalent cash management instruments, the shareholders of the Fund will be subject to duplicative management fees and other expenses.
RISK FACTORS
An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the values of the investments it holds. This will cause the per share NAV of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should carefully consider the following risks the Fund faces, together with the other information contained in the Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.
Volatile Markets Risks
. Markets experience periods of disruption and instability from time to time. The prices of the Fund’s investments, and therefore the NAV of the Fund, can be highly volatile. In addition, governments from time to time intervene directly and by regulation in certain markets. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.
Mortality Contract Market Volatility.
The market for Mortality Contracts is a relatively new and rapidly developing market within the financial services sector. Although it has grown substantially in the past several years, how and to what extent it will continue to develop is uncertain. As more investors flow into the market for Mortality Contracts, margins may be squeezed, and the purchase price of Mortality Contracts may become comparatively more expensive or subject to greater competition. There can be no assurance that Mortality Contracts will be available to the Fund on satisfactory or competitive terms.

Non-Diversification
Risk
. The value of a specific asset class or issuer can be more volatile than
the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified
fund, the Fund may invest more than 5% of its total assets in the Longevity Assets of one or more issuers measured at the time of the acquisition of such Longevity Asset. The Fund’s performance may be more sensitive to any single economic, business, legal, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s Longevity Assets that are held in the Fund’s portfolio may decline for a number of reasons, which directly
relate to the issuer, including as a result of legal or regulatory issues or cybersecurity incidents.
Valuation of Longevity
Asset
s Risks
. The Fund’s assets and liabilities are valued by the Manager pursuant to Abacus Intel’s Valuation Methodology and the Manager’s Valuation Policy, which has been approved by the Board and remains subject to continuous Board review and oversight.
The majority of the Fund’s portfolio investments do not have a readily determinable market price and will be fair valued pursuant to the Valuation Policy. The valuation of Longevity Assets involves inherent uncertainty (including, without limitation, the mortality related underwriting of insureds and future changes to premium payment schedules). The Valuation Policy, and procedures of Abacus Intel adopted by the Manager relating to the implementation of the Valuation Policy, are subject to change and may be revised from time to time. There is no guarantee that the value determined with respect to a particular Longevity Asset will represent the value that the Fund uses to calculate management fees, or that would be realized upon in the event of an immediate disposition of the investment, or that such valuation accurately reflects value of such Longevity Asset on the date of sale or at maturity. Such uncertainties as to the valuation of Longevity Assets could have an impact on the net asset value of the Fund and require adjustments to reported net asset values (i.e., if the earlier judgments of the Manager regarding the appropriate valuation should prove to be incorrect).
Although the Manager will leverage Abacus Intel’s Valuation Methodology, dataset, and predictive analytic tools as part of its fair valuation of Longevity Assets of the Fund, this is not a guarantee that the valuation estimate will accurately reflect the resulting revenue to the Fund and is solely the opinion of the Manager. Additionally, there is no guarantee that any specific data or type of data obtained by the Manager or Abacus Intel as part of the Manager’s fair valuation of Longevity Assets of the Fund will be (i) the most accurate data available or (ii) free from errors.
The Fund does not make specific estimates of the cost to maintain each Mortality Contract.
For Mortality Contracts in the Fund’s portfolio, the Fund will be responsible for maintaining such Mortality Contracts in force, including paying insurance premiums and servicing costs. If a life insurance issuer increases the premium charged for certain Mortality Contracts, the amounts required to be paid for premiums will increase, requiring the Fund to incur additional costs for such Mortality Contract, which may adversely and materially affect returns on such Mortality Contract and consequently reduce the value of the Fund.
In the event a life insurance issuer experiences significantly higher than anticipated expenses associated with operation and/or policy administration, or, in some instances, lower investment returns, the life insurance issuer may have the right to increase the charges to its contract owners (usually limited by guaranteed caps).
Since
mid-2015,
more than fifteen life insurance issuers have instituted premium increases. While these life insurance issuers did not specify the reason for the increases, it is generally believed that a low interest rate environment was a significant contributing factor in the decision to raise the cost of insurance. In many cases, these increases were material. There can be no assurance that Mortality Contracts acquired by the Fund will not be subject to increased costs, including increased premium and servicing fees. If any of the Fund’s Mortality Contracts are affected by a cost increases the value of such Mortality Contract may be materially reduced or the Fund may decide or may be forced to allow such Mortality Contract to lapse, in either case resulting in a loss to the Fund.

In determining the fair value of Mortality Contracts, the Manager does not make specific estimates of the present value cost of premium for each contract. Instead, the Manager will utilize the A.M. Best Company rating of each life insurance carrier as a proxy for the likelihood of any insurance premium increases. While the Manager believes that the use of the A.M. Best Company ratings serve as an effective proxy for the probability of any increase in cost of insurance for any given Mortality Contract, there can be no assurance that this will accurately reflect any future cost of insurance premium increases.
The Fund relies on life expectancy service providers for valuation of Fund assets.
The Manager believes that life expectancy is one of the most critical factors for accurate valuation of a Mortality Contract. The Manager expects to engage multiple life expectance providers to determine whether or not to purchase a Mortality Contract but to primarily use a single life expectancy provider to estimate the longevity of the named insureds for each Mortality Contract in the Fund’s portfolio for ongoing valuation after purchase. In determining which life expectancy provider to utilize with respect to the valuation of a Mortality Contract, the Manager intends to select the resent life expectancy report. To the extent that there are errors, biases, or deficiencies in the data obtained and analyzed by a third-party life expectancy service provider, such deficiencies will impact the life expectancy reports reviewed by the Manager and may impact the valuation determination developed by the Manager.
The Fund estimates the fair value and discount to face value of each Mortality Contract by leveraging Abacus Intel’s database of over 1,000 historical, proprietary trades.
The Manager leverages Abacus Intel’s dataset of over 1,000 Longevity Asset transactions transacted by affiliates of the Manager to compare potential transactions against completed trades. To the extent that there are any errors or deficiencies in this dataset, the Manager’s valuation may be adversely affected by such deficiencies. Moreover, to the extent that the Manager’s affiliates are unable in the future to maintain a similar quantity of transactions, Abacus Intel’s dataset may not represent a large enough sample size to accurately support the Manager’s valuation process. In such event, the Fund’s Valuation Designee and Manager’s investment committee may be unable to obtain a suitable replacement dataset for its valuation of Fund assets, determination of fair value, and estimation of value for purchases and sales of portfolio assets.
Longevity Asset Litigation Risk
. The acquisition of certain
Mortality
Contracts has been subjected to allegations of fraud and misconduct as reflected in certain litigated cases. Some of these cases, some of which have been brought by regulatory authorities, involve allegations of fraud, breaches of fiduciary duty, bid, rigging, non-disclosure
of material facts and associated misconduct. Lawsuits have also been brought by some Mortality Contract issuers that challenge the legality of the original issuance of certain Mortality Contracts based on lack of insurable interest, fraud and misrepresentation grounds. More recently, the estates or heirs of named insures have brought suit against purchasers of Mortality Contracts following the named insured’ death seeking to recover the death benefits paid under these Mortality Contracts based on state laws that entitle the estates or heirs of insureds to recover death benefits paid to parties without a valid insurable interest.
Uncertainty of Market for Longevity Assets
. Demand for, and pricing of, Longevity Assets depends significantly on, among other things: (i) the health, medical condition and estimated life expectancy of the named insured under a Mortality Contract; (ii) changes in general economic conditions, including interest rates, inflation rates, government regulations, overall industry conditions (with significant capital being deployed in this space over the past few years), political conditions, volatility in the financial markets, and the legislative and regulatory environment; and (iii) additional factors including mortality tables then in use by industry professionals. Accordingly, the Fund may not be successful to identify and acquire suitable Mortality Contracts. If the Fund succeeds in acquiring Longevity Assets, these same factors affecting demand for and pricing of Longevity Assets may make it difficult for the Fund to dispose of such Longevity Assets prior to a named insured’s death. The market for Longevity Assets may not be liquid when the Fund desires to sell and finding counterparties is uncertain. These uncertainties may result in the Issuer paying too much for Longevity Assets or selling

Longevity Assets at too low a price. Furthermore, should the Fund need to sell Longevity Assets for liquidity reasons it may not be able to do so at prices acceptable to the Sponsor or at all. All of the foregoing could adversely affect the Fund’s ability to execute its investment strategy and meet
its investment objectives.
Longevity Assets Acquisition Risk
. The pace of the Fund’s acquisitions depends on the availability of Longevity Assets that meet the Fund’s eligibility criteria and other purchase parameters. The supply of Longevity Assets that meet the Fund’s criteria is limited, and thus the period required for the Fund to be fully invested could be extremely long and the prices for such Longevity Assets may be higher than standard pricing models will predict. There are only a limited number of Longevity Assets available in the market from time to time. There can be no assurance that the Fund will be able to source Longevity Assets on terms acceptable to the Fund. Changes in the economy and other changed circumstances may result in a reduced supply of Longevity Assets. Such changes could result from, among other things: (i) improvement in the economy, generating higher investment returns to insureds and other owners of Longevity Assets from their investment portfolios; (ii) improvements in health insurance coverage, limiting the need of insureds to obtain funds to pay the cost of their medical treatment by selling their Longevity Assets; (iii) the entry into the market of less reputable third-party brokers who submit inaccurate or false Longevity Assets information to the Issuer; (iv) the establishment of new licensing requirements for market participants and a delay in complying or an inability to comply with such new requirements; or (v) refusal of the carrier that issued a Longevity Asset to consent to its transfer. A change in the availability of Longevity Assets could adversely affect the Fund’s ability to execute its investment strategy and meet its investment objectives.
Competition to Purchase Mortality Contracts by Issuers
. Recently, certain Mortality Contract issuers began offering to purchase certain of their in-force
Mortality Contracts from their current insureds by offering “enhanced cash surrender value payments,” and thus competing directly with secondary and tertiary market participants. Life settlement industry professionals who transact in Mortality Contracts have attacked the legality of these issuer repurchases, and some state insurance regulators have declared that these repurchase offers are unlawful, while other state insurance regulators have approved them. To the extent that life insurance issuers can repurchase their own in-force
Mortality Contracts at enhanced surrender values, they present additional competition to the Fund to acquire Mortality Contracts.
Uncertainty of Life Expectancy Estimates for Mortality Contracts
. Secondary and tertiary market prices for Mortality Contracts depend, in large measure, upon the estimated life expectancy of the named insureds. The return to the Fund on Mortality Contracts is heavily dependent on the accuracy of the longevity estimate as compared to such insured’s or annuitant’s actual life. The medical underwriting process underlying life expectancy estimates is highly subjective, and mortality and longevity estimates are inherently uncertain. In addition, there can be no assurance that the applicable medical underwriting firm received accurate or complete information regarding the health of an insured under a Mortality Contract, or that such insured’s health has not changed following delivery. Different medical underwriting firms use different methods and may arrive at materially different longevity estimates for the same individual based on the same information, thus causing the value of a Mortality Contract to vary. Moreover, as methods of calculating mortality estimates change over time, a mortality estimate prepared by any medical underwriting firm in connection with the acquisition of Mortality Contracts may be different from a mortality estimate prepared by the same person at a different point in time. Therefore, the estimated value of Mortality Contracts may vary depending on the date of the longevity estimate and the medical underwriting firms who provide such estimates.
For the reasons stated above, the actual longevity of an insured may be materially different than the estimated longevity. If the actual longevity is longer than projected, it would negatively impact the timing of distributions and return on investment to the investors. If too many longevity estimates are materially underestimated, the Fund may be unable to meet its investment objectives and goals. Relatedly, the actual longevity of an annuitant would negatively impact the return to the Fund if the actual longevity of the annuitant is shorter than expected. The business of rendering life expectancies for individual insured is generally not regulated by the U.S. federal or state governments with the exception of the states of Florida and Texas, which require life expectancy providers to register with their respective offices of insurance regulation. There can be no assurance that this business will not become more broadly regulated and, if so, that any such regulation would not have a material adverse effect on the ability of the Fund to obtain life expectancies of insured (if needed) in connection with the purchase, maintenance and sale of Longevity Assets.
Improvements in Medicine and Disease Treatment
. In addition to other factors affecting the accuracy of life expectancy estimates, improvements in medicine, disease treatment, pharmaceuticals, other medical and health services, better access to health care, better adherence to treatment plans, improved nutritional habits, improved lifestyle, an improved economic environment and a higher standard of living could lead to increases in the longevity of the insureds. If insureds outlive their longevity estimates, the cost to the Fund to maintain the related Mortality Contract may increase (both in duration of payments and potential increases in costs of premium and servicing) and profitability of the Mortality Contract could decrease; however, to the extent that a Mortality Contract is matched with an Annuity Contract on the named insured’s life, the Annuity Contract may offset some or cover the increased Mortality Contract costs (including premium and servicing costs) resulting in delays in distribution timing.
Validity of (updated) Underwriting Tables Used by Medical Underwriters for Certain Mortality Contracts.
The Valuation Methodology utilized by the Manager to conduct a fair valuation review of Longevity Assets of the Fund leverages an amended form of the U.S. Society of Actuaries 2015 Valuation Basic Table, or later tables as such becomes available and adopted (the “Basic Table”). Although the relevance and accuracy of the Basic Table is checked on a regular basis, there is no guarantee that the valuation of a Longevity Asset will not be overstated or understated in the event the Basic Table is based on outdated statistics. The Manager and the Fund are not responsible for incorrect valuations of the Longevity Asset made in good faith, whether due to inaccuracies of the Basic Table or otherwise. There is currently insufficient historical data on the accuracy of life expectancy predictions as against actual lives measured. Moreover, the Manager does not rely exclusively on historical data because of the reasons set forth above, including advances in modern medicine. It is impossible to predict with certainty any insured’s life expectancy.
Risk of Increased Premiums on Portfolio Mortality Contracts
. In order to realize on its investment in Mortality Contracts, the Fund must ensure that its Mortality Contract remain in force. Failure by the Fund to pay premiums on Mortality Contracts when due could result in termination or “lapse” of such Mortality Contracts and will result in the loss of the Fund’s investment in such Mortality Contract. The Fund will be relying on the Manager and its servicers to determine premium requirements, and the Fund must in turn build those requirements into its projection of cost for the Mortality Contract and cash flow needs for the Fund. The Fund may be required to reserve funds to pay future premiums as well as to service repurchase requirements.
Risk of Increased Premiums on Portfolio Mortality Contract Features
. Certain Mortality Contracts contain cost-additive features. Those features may include (i) return of premium, and (ii) the right to convert a term policy into a universal (whole life) policy. In either case, the premium payable on such Mortality Contracts will increase with the election of such features. Premium funding risk noted above increases when premium increases. Therefore, the importance to properly estimate the value of a Mortality Contract increases as premium costs rise.
Risk that Assets Reserved to Pay Premium and Fund Repurchases will have Minimal Return
. The reservation of assets in highly-liquid investments for the cash-flow needed to pay premium and fund share repurchases likely will require the Fund to hold material amounts of cash in low- interest bearing accounts. This will result in lower returns to shareholders than would be expected if such assets were invested in higher yielding instruments or in the Fund’s investment strategy.
Risk of Premium Funding on Indebted Mortality Contracts
. Thorough due diligence prior to committing to purchase a Mortality Contract is essential to properly evaluate and value a Mortality Contract. The cost to service or repay any outstanding loans on a Mortality Contract must be including in the Fund’s determination to purchase a Mortality Contract. Absent proper financial diligence, the Fund could over-pay for a Mortality Contract, and thereby lessen the value of and potential return on investment to the Fund from such Mortality Contract.

Liquidity Risks Relating to the Longevity Assets
. The liquidation value of Longevity Assets is important where, for example, it becomes necessary to sell Longevity Assets in order to meet the Fund’s cash flow needs. At particular times, liquidation of Longevity Assets may not be a viable option to meet the Fund’s liquidity requirements because, among other things: (i) the lack of a market for such Longevity Assets at the time; (ii) the uncertainties surrounding the liquidation value of an individual Longevity Asset; (iii) the extensive amount of time and effort it might take to sell a Longevity Asset; (iv) the effect excessive sales of Longevity Assets may have on transactions and future cash flows; and (v) the tax consequences. If the Fund cannot timely liquidate assets to fund its cashflow needs, it may need to look to other sources such as additional share sales (which could dilute investors’ investments), borrowing (as the same may be limited by the rules and regulations of the Investment Company Act) or allowing certain Mortality Contracts to lapse.
In addition, the Fund’s liquidity needs may be greater in the early years of its establishment, especially since empirical evidence from various portfolios of certain Mortality Contracts suggests that fewer deaths occur in the early years of a portfolio. A method of mitigating liquidity risks is for the Fund to have adequate cash in reserve to meet short-term cash flow needs. The disadvantage of this is that a large amount of cash in reserve reduces the amount of Longevity Assets that the Issuer can acquire for its portfolio and therefore the potential returns.
Origination Risks for Acquiring Certain Mortality Contracts
. In addition to the risks relating to insurable interest, the Fund also faces the risk that an original owner of certain Mortality Contracts, the related insured, the insurance agent involved in the issuance of such Mortality Contract, or other party may have committed fraud, or misstated or failed to provide material information in connection with the origination or subsequent sale of such Mortality Contract. While certain Mortality Contracts may not be challenged for fraud after the end of the two-year
contestability period, there may be situations where such fraud in connection with the issuance of certain Mortality Contract may survive the contestability period. If an issuing insurance company successfully challenges a Mortality Contract acquired by the Fund on the grounds of fraud, the Fund may lose its entire investment in such Morality Contract. Furthermore, if the age of an insured was misstated, the Issuer may receive lower death benefits than expected. In addition, there may be information directly relevant to the value of a Mortality Contract, including, but not limited to, information relating to the insured’s medical or financial condition, to which the Fund will not have access. It is not possible to verify the accuracy or completeness of each piece of information or the completeness of the overall information supplied by such parties. Any such misstatement or omission could cause the Fund to rely on assumptions which turn out to be inaccurate. Additionally, there can be no assurance that the seller of a Mortality Contract properly acquired it from the former owner, or that a former beneficiary or other interested party will not attempt to challenge the validity of the transfer. The occurrence of any one or more of these factors could adversely affect the Fund’s performance and returns.
Credit Risk of Longevity Asset Issuers
. The Fund will assume the credit risk associated with Longevity Assets issued by various insurers. The failure or bankruptcy of any such Longevity Asset issuer could have a material adverse impact on the Fund’s ability to achieve its investment objectives. An Annuity Contract issuer’s business tends to track general economic and market conditions that are beyond the Fund’s control, including extended economic recessions, interest rate changes, the subprime lending market crisis or changes in investor perceptions regarding the strength of insurers generally and the Longevity Assets or annuities they offer. Adverse economic factors and volatility in the financial markets may have a material adverse effect on the Longevity Asset issuer’s business obligation to pay claims. Moreover, in the case of insolvency, certain state laws prioritize use of state bailout funds to make whole individual, rather than investor, policy holders.
Certain Longevity Assets May Expire When an Insured Attains a Certain Age
. Longevity Assets may have a stated expiration date when the named insured reaches a certain age and beyond such date the issuing insurance company may not be obligated to pay (i) further distributions on Annuity Contracts, or (ii) death benefits on a Mortality Contract (other than the cash surrender value which is usually a low value, if any), in accordance with the terms of such Mortality Contract. Therefore, if the named insured survives to the stated age set forth in the Longevity Asset, the issuing insurance company may (i) stop paying Annuity Contract distribution, or (ii) only be obligated to pay a surrender value on Mortality Contracts, which could have an adverse effect on the performance of the Fund.

Adverse Scrutiny or Publicity Related to the Fund or the Market for Longevity Assets
. Certain regulators, lawmakers and other governmental authorities, as well as many insurance companies and insurance industry organizations are hostile to or otherwise concerned about certain aspects of the longevity-contingent asset markets. Certain transactions pursuant to which Longevity Assets are acquired and certain parties that engage in such transactions have also been, and may continue to be, portrayed negatively in some widely read publications and other media. These industry opponents regularly contend that such transactions pursuant to which Longevity Assets are acquired are contrary to public policy by promoting financial speculation on human life and often involve elements of fraud and other wrongdoing. Continued public opposition to such transactions pursuant to which Longevity Assets are acquired, as well as actual or alleged wrongdoing by participants in the industry, could have a material adverse effect on the Fund, including on the value and/or liquidity of the Issuer’s investments.
Tracking the Insureds and Annuitants
. Generally, the Manager employs servicing and tracking agents to contact as appropriate and monitor insureds and annuitant (or their representatives). Where the insured has died, the longer it takes to learn of the death, the more premiums the Fund will have to pay (although premium payments made after the date of death should be ultimately refunded) and the further in the future the death benefits would be realized (resulting in an interest free loan to the policy issuer). In some U.S. states, regulators may limit the frequency of contacts that tracking agents may make to the Insured or an Insured’s representative or limit tracking agents’ access to named insureds’ medical records. Occasionally, Mortality Contract issuers encounter (or assert) situations where the body of the insured or reasonable other evidence of death cannot be located and/or identified. As a result, the death claim can be delayed by up to seven years, but ultimately the death benefit must be paid. Furthermore, there are also significant U.S. Federal and state laws relating to privacy of personal information, which laws will affect the operations of the servicing and tracking agents and their ability to properly service the Longevity Assets. Changes in the laws relating to the Social Security Administration’s Death Master File (the “Master File”) limit the effectiveness of the Master File as a tracking tool. These laws both limit the records included in the Master File and who may access it. Accordingly, these changes may make it more difficult to service Longevity Assets and tracking named insureds to learn about the deaths of the insureds. Servicing and tracking agents use other sources of information, including commercial databases that incorporate data from state Department of Motor Vehicle systems and obituary notices in order to track mortalities which are helpful, but not always complete.
Market Manipulation Risks
. While the risk of market manipulation exists in connection with transactions in any asset class, the risk may be greater for the Fund’s shares because any means by which the Fund’s shares may transfer would lack the same breadth of market and liquidity as a traditional security. Similarly, there is not a formal trading market for Longevity Assets. Therefore, larger players in this asset class may have the ability to manipulate pricing for such contracts.
Structured Finance Products Risks
. The Fund may invest in certain structured finance products that hold fixed Mortality Contracts and fixed Annuity Contracts as their principal investments. Holders of structured products bear risks of the underlying investments and are also subject to counterparty risk. The Fund will receive distributions only from the structured product, and generally will not have direct rights against the issuer, the assets in the structured finance product or the entity that sold the assets into the securitized pool. Although certain structured products enable the investor to acquire interests in a pool of assets without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses as part of the purchase price of the structured product. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of risks that affect issuers of insurance products generally, as well as the underlying insurance policies generally. If the issuer of a structured product uses short term financing to purchase longer term investments, the issuer may be forced to sell its assets at below market prices if it experiences difficulty refinancing the short-term debt, which may adversely affect the value of the structured products owned by the Fund.

Government Securities Risk.
The Fund may invest in securities issued or guaranteed by the U.S.
government
. U.S. Treasury bonds, notes, and bills are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are generally viewed as the highest quality government securities.
Money Market Instruments.
 The Fund may invest, for liquidity or defensive purposes, some or all of its assets in high quality fixed-income securities such as money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.
Liquidity Requirements Risk
. The Fund may be required to hold significant assets in cash and other liquid assets to meet its operational expenses, including payment of Longevity Assets’ premium, share redemptions, and Longevity Asset servicing fees. Cash and cash equivalents held in liquid accounts are expected to earn lower rates of return than the amounts targeted for returns from investment in Longevity Assets. The amounts held in cash and cash equivalents reduces the amount available for investment by the Fund in its investment strategy.
Management Risk
. The NAV of the Fund changes daily based on the performance of its portfolio investments and other factors. The Manager’s judgments about the value and potential appreciation of particular asset class and/or investments in which the Fund invests may prove to be incorrect and may not produce the desired results. The Manager relies on analytical models (both proprietary and third-party models) as well as information and data supplied by third-parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If the Manager’s models and data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Manager’s models and data may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.
Leveraging Risk
. The use of leverage such as borrowing money or issuing shares of preferred stock to purchase Longevity Assets, if the Manager determines to use leverage, may magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may depress the returns of the Fund.
While the Manager has no current intention to use leverage, other than a credit line for liquidity purposes for its quarterly repurchase obligations, under the provisions of the Investment Company Act, the Fund will be permitted, as a registered closed-end
investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the Investment Company Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, the Fund will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the Investment Company Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or repurchase outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for Distributions to our common shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock will rank “Senior” to common stock in our capital structure, preferred shareholders will have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common shareholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
Holders of any preferred stock we might issue could be granted rights to (i) elect members of our Board; (ii) have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end
status, and accordingly could veto any such changes; and/or (iii) impose restrictions on the declarations and payment of dividends or other Distributions to the holders of our common shares and preferred stock which might impair our ability to maintain our qualification as a RIC for Federal income tax purposes.
Service Provider Risks
.
The Fund will rely on service providers selected by the Manager, third-party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. Service providers will include affiliates of the Manager, such as Abacus Intel and LMA. The Fund will also rely on third-party life expectancy providers to support its valuations of the Longevity Assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected. These risks could affect the value of a particular investment, including the possible loss of the entire invested amount. Errors are inherent in the business and operations of any business, and, although the Sponsor will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund.
In addition, the Fund depends significantly on the Manager to source and evaluate Longevity Assets that may be invested in by the Fund. To the extent that the Manager is unable or unwilling to provide an adequate flow of Longevity Assets for investment, the Fund may be unable to realize its investment objectives.
Limited History of Operations Risk
. The Fund is a recently organized
closed-end
investment company with limited history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund operates under inopportune market or economic conditions, it may not be able to achieve its investment objectives. If the Fund fails to achieve its desired size, our expense ratio will be higher than expected. In addition, it may be difficult to implement the Fund’s strategy unless the Fund raises a meaningful amount of assets.
Interval Fund Risk
. The Fund is a closed-end investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust, By-Laws and the Fund’s repurchase policy. Shareholders should not expect to be able to sell their shares in a secondary market transaction regardless of how the Fund performs. Even though the Fund will offer to repurchase shares on a quarterly basis, there is no guarantee that shareholders will be able to sell shares at any given time or in the quantity desired. An investment in the Fund is considered an illiquid investment and the Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.
Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding nor more than 25% of the shares outstanding on the Repurchase Request Deadline. The quarterly repurchase offer amount will be determined by the Board before each quarterly repurchase offer. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s quarterly repurchase offers may be oversubscribed. In the event of oversubscription, the Fund may repurchase shares on a pro rata basis. Because of the potential for proration, some shareholders might tender more shares than they wish to have repurchased in order to ensure the repurchase of specific number of shares. Additionally, in certain instances such quarterly repurchase offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of
the Independent Trustees, as permitted by the Investment Company Act and other laws.
New Manager Risk
. The Manager has not previously managed an interval fund. Accordingly, shareholders in the Fund bear the risk that the Manager’s inexperience may limit its effectiveness.
Reliance on the Manager Risk
. Decisions with respect to the management of the Fund will be made by the Manager, under the oversight of the Board. There can be no assurance that all of the professionals of the Manager will continue to be associated with the Fund. The loss of the services of one or more members of the professional staff of the Manager could have a material adverse impact on the Fund’s ability to realize its investment objective.
Distribution Policy Risk
.
The Fund intends to make quarterly Distributions to its shareholders with the result being that all or substantially all of the Fund’s net investment income and net realized capital gains being distributed to its shareholders. The distribution policy also may cause the Fund to sell an asset at a time it would not otherwise do so in order to manage the distribution of income and gain. If taxable Distributions are reinvested in the Fund, such reinvestment may leave the shareholder with tax obligations without a related cash Distributions from the Fund, resulting in the need for such shareholder to fund the resulting tax obligation from other assets (i.e., assets other than cash or property received from Distribution(s)).
Repurchase Policy Risk
.
Quarterly repurchases by the Fund of its shares typically will be funded from available cash (including cash available under a credit facility, if any) or sales of portfolio investments. However, regulatory liquidity requirements for payment of repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Manager may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid assets. Also, the sale of investments to fund repurchases could reduce the market price of those assets, which in turn would reduce the Fund’s NAV.
Repurchase of the Fund’s shares will reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold, and expenses otherwise decrease less than proportionally (or increase). In addition, the repurchase of shares by the Fund may be a taxable event to shareholders subject to or otherwise participating in the repurchase.
Cybersecurity Risk
. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Fund, the Manager, the Custodians, the Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes.

Similar types of cybersecurity risks are also present
for
issuers of assets in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
Derivatives Risk
. The Fund’s present intention is to limit its investments in derivative instruments. Any investment, even limited, may expose the Fund to additional risks that it would not be subject to if it invested directly in the Longevity Assets or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. When used as hedging instruments, derivatives could subject the Fund to the risk of an imperfect correlation between the value of the derivative and the positions of the Fund being hedged by the derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. There may not be a liquid secondary market for the derivative instruments traded by the Fund. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Natural Disaster/Epidemic Risk
. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus
COVID-19),
have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives, which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor and third-party
service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements instruments and can influence the ability of the Fund to complete share repurchases and otherwise affect Fund performance. A widespread crisis may also affect the global economy in ways that cannot be foreseen or predicted. How long such events will last and whether they will continue or recur cannot be predicted with any certainty. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.
Risk that Current Assumptions and Expectations Could Become Outdated As a Result of a Global Economic Shock
. In 2020, the onset of the novel coronavirus
(COVID-19)
caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of
COVID-19.
These actions had a severe economic impact on global economies as economic activity. Financial markets across the globe are slowly recovering from this severe distress. While the
COVID-19
pandemic has seemingly “Normalized”, we must be vigilant for the next crisis, the cause of which is unknown. New shocks can arise from any source including increased tensions with Russia due to its invasion of Ukraine, friction with China over international trade and espionage, competition for natural resources including energy and rare earth materials, as well as global warming and domestic tensions, to name a few. Current and future global economic shocks may cause the underlying assumptions and
expectations
of the Fund to become outdated quickly or inaccurate, resulting in significant losses.
Tax Risks
Regulated Investment Company Status
.
The Fund intends to qualify for treatment as a Regulated Investment Company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy an asset diversification test on a quarterly basis. If the Fund fails to satisfy the RIC qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions depending on the failure and the related causes. To qualify for such relief, the Fund may be required to dispose of certain assets, including in a manner that is inconsistent with its investment policies, and pay certain penalty taxes.
While the Fund intends to take the position that income from its investments in Longevity Assets results in gross income from such prescribed sources and such assets are otherwise qualifying assets for the above-mentioned RIC requirements, the tax treatment and characterization of Longevity Assets and similar assets under one or more of the qualification or distribution tests applicable to RICs is not certain and not without risk. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for RIC treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to U.S. corporate level taxation on its net taxable income at corporate rates, and all Distributions from earnings and profits, including any Distributions of net tax-exempt
income and net long-term capital gains, may be taxable to shareholders as dividend incomes to the extent Distributions are derived from the Fund’s current and accumulated earnings and profits.
The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for Distributions to shareholders, and such Distributions will be taxable to the shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Such Distributions, however, may be eligible (i) to be treated as qualified dividend income in the case of non-corporate
U.S. shareholders and (ii) for the distributions-received deduction in the case of U.S. shareholders taxed as corporations, in each case provided that certain holding period and other requirements are met. The Fund could be required to recognize unrealized gains, pay taxes and make Distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Excise Tax Risk
. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year
period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required Distributions, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required Distributions. There can be no assurance of the Fund’s excise tax liability.
Qualified Dividend Income Risk
.
Given the Fund’s investment strategies, in particular, the expectation that the Fund will be classified as a RIC and its anticipated investments in Longevity Assets, there can be no assurance as to what portions (if any) of the Fund’s Distributions will be designated as qualified dividend income, which means RIC Distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.
Foreign Subsidiary Risk
.
The Fund anticipates that each Subsidiary formed outside of the United States will be classified as a corporation for U.S. federal income tax purposes. Generally, a foreign corporation is further classified as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States shareholders.” For purposes of the CFC provisions of the Code, a “United States shareholder” is a “United States person” (within the meaning of Code Section 7701(a)(30), which is similar to the definition of “U.S. shareholder” set forth above) who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock
of a foreign corporation. The Fund anticipates that each Subsidiary will be wholly-owned by the Fund and that the Fund will be a United States shareholder for purposes of these rules. As a result, the Fund anticipates but cannot guaranty that each Subsidiary will be a CFC for U.S. federal income tax purposes.
CFC Risk
. A United States shareholder of a CFC is generally subject to current U.S. tax on certain types of income of the CFC (e.g., dividends and interest) regardless of cash distributions from the CFC. A United States shareholder of a CFC is required to include in income its allocable share of the CFC’s “Subpart F income” and “global intangible low-taxed income” (“GILTI”). Subpart F income generally includes dividends, interest, net gain from the sale or disposition of securities, non-actively managed rents, and certain other generally passive types of income. The aggregate Subpart F income inclusions in any taxable year relating to a particular CFC are limited to such CFC’s current earnings and profits. Very generally, GILTI includes certain business income of a CFC in excess of a deemed return on the CFC’s tangible assets. Each of the foregoing inclusions will be treated as ordinary income (whether or not such inclusions are attributable to net capital gains). The Fund’s recognition of a Subsidiary’s “subpart F income” and GILTI will increase the Fund’s tax basis in the shares it holds in such Subsidiary. Distributions by a Subsidiary to the Fund generally will not result in taxable income to the Fund to the extent such distributions are out of such Subsidiary’s previously undistributed “Subpart F income” and GILTI, and will correspondingly reduce the Fund’s tax basis in the shares it holds in such Subsidiary. Net losses incurred by a corporate subsidiary during a tax year will not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. To the extent the Fund recognizes Subpart F income and/or GILTI in excess of actual cash distributions from the Subsidiaries, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
U.S. Trade or Business Risk
. A foreign corporation is generally not subject to U.S. federal income tax unless such corporation is treated as engaged in a U.S. trade or business (which can include certain “trading” activities conducted within the United States). The rules regarding whether a subsidiary will be treated as engaged in a U.S. trade or business as a result of its investments in Longevity Assets are not certain. The Fund anticipates that the Subsidiaries will take the position that they are not engaged in a U.S. trade or business. If a Subsidiary is treated as being engaged in a U.S. trade or business, then such Subsidiary will be subject to U.S. federal income tax on a net basis at the corporate rate and will be subject to an additional branch profits tax, thus reducing the yield of the Fund’s investment in such Subsidiary. In addition, the Subsidiary, depending on its investments or activities in a jurisdiction, may be subject to withholding taxes or other taxes by that jurisdiction. To the extent a Subsidiary incurs its own tax liabilities, the Subsidiary may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to pay its taxes and any associated costs which could result in Subpart F income or GILTI income (see above).
Additional tax considerations are discussed in this Prospectus (see, e.g., “
Certain U.S. Federal Income Tax Matters
”) and the related SAI.
MANAGEMENT OF THE FUND
The Board and Officers
The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Manager. The Board consists of four individuals, including one that is an “interested person” of the Fund as that term is defined in the Investment Company Act (an “Interested Trustee”) and three of whom are not “interested persons” of the Fund as defined under the Investment Company Act (“Independent Trustees”). The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Manager. The name and business address of the members of the Board and Officers of the Fund and their principal occupations and other affiliates during the past five (5) years, as well as a description of the Board’s committee and leadership structure, are set forth under “
Management
” in the SAI.
The Independent Trustees are Jesse Schalk, George Getz and Dana Darlington. The curriculum vitae of the Independent Trustees are set forth under “
Management-Experience and Qualifications of Trustees”
in the SAI.
The Manager
ABL Wealth Advisors, LLC, located at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, is registered with the SEC as an investment adviser under the Advisers Act.
The Fund pays the Manager a management fee at the rate of 1.45% per annum of the average daily AUM, as determined in accordance with the “Management Fee Calculation” formula set forth on page 8, paid monthly in arrears for each calendar month approximately ten (10) days following the close of each calendar month (the “Management Fee”). The Management Fee will be charged to the Fund based upon the number of days in the month divided by the number of days in the year; assuming a 365-day year, the daily management fee rate will be 0.003972% of AUM. The Management Fee will be indirectly borne by the shareholders a result of their holdings of shares in the Fund.
The Manager serves as investment adviser to the Fund pursuant to an investment management agreement between the Fund and the Manager (the “Investment Management Agreement”). The Investment Management Agreement has an initial two-year
term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Manager is responsible for management of the Fund’s investment portfolio. The Manager is responsible for selecting appropriate investment strategies and assuring that investments are made according to the Fund’s investment objectives, policies and restrictions. A discussion of the basis for the Board’s approval of the Investment Management Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders. The Manager will not allow the Fund to purchase or sell, directly or indirectly, any Longevity Assets owned or brokered by the Manager or its affiliates.
The offices of the Manager are located at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, and its toll-free telephone number is (800)
561-4148.
The Manager or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at its offices, or the offices of the Administrator, located at 235 W Galena Street, Milwaukee, Wisconsin 53212.
The Manager provides
day-to-day
management of the Fund and its business, as well as reporting to the Board, and is responsible for the Fund’s business affairs and other administrative matters. While the Manager is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its affiliates for portfolio decisions.
The Manager also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;

•	Services the Fund’s portfolio of Longevity Assets;

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

•
Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and

•	Provides office space and all necessary office equipment and services.
Fund Expenses
Pursuant to the Investment Management Agreement, the Manager is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.
The Fund is obligated to pay expenses of service providers that have agreements with the Fund.
The Fund pays all other expenses incurred in the operation of the Fund, which includes (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Administrator, Custodians and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s Officers and members of the Board; (viii) errors and omissions insurance for the Fund’s Officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; and (xiii) other extraordinary or non-recurring
expenses and other expenses properly payable by the Fund. The Fund is permitted to, and intends to, defer Offering Expenses and amortize such Offering Expenses over twelve months on a straight-line basis starting from the commencement of the Fund’s operations. With respect to distribution costs, the Fund will defer and amortize direct costs over a twelve month period using the same straight-line amortization method as described for offering expenses, and indirect distribution costs will be charged as expenses when incurred. The Fund will also pay costs associated with Longevity Assets purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, Organizational Expenses, and Offering Expenses; salaries of shareholder relations personnel (subject to any limitations under the Investment Company Act or exemptive relief therefrom).
For AUM purposes, which drives the Manager’s compensation, the value of Longevity Assets will decrease with any reduction in their fair values. While the value of the Fund’s Longevity Assets can fluctuate, the value of the Fund’s Longevity Assets cannot rise above the purchase price. Therefore, increases in the fair value of the Fund’s assets (particularly Mortality Contracts) above the purchase price will not increase the Manager’s compensation. The Manager, therefore, is not incentivized to increase the value of the Fund’s Longevity Assets to increase its Management Fee because the value of Longevity Assets for calculation of the Management Fee is capped at the purchase price of each asset.
The Fund will not enter into purchase or sale transactions with its affiliates.
Manager’s Investment Committee
Jay Jackson
. Jay Jackson joined Abacus Global Management, Inc. (f/k/a Abacus Life, Inc.) in June 2023, as the President and Chief Executive Officer. He has over 20 years of alternative investment management experience. Mr. Jackson has developed several funds and is proficient in directing fund portfolios and creating significant value over market returns. Mr. Jackson currently serves as the CEO of Longevity Market Assets, LLC since 2016, as President and CEO of Abacus Settlements, LLC since 2016, and as President and CEO of Abacus Life Settlements, LLC since 2021.
Samantha Butcher
. Samantha Butcher joined Longevity Market Assets, a subsidiary of Abacus Global Management, Inc., in 2005. She specializes in investment valuation, portfolio management, and fund operations. Ms. Butcher graduated from the University of Florida with a degree in Mathematics and a minor in Business. Ms. Butcher currently serves as the Vice President of Operations at Longevity Market Assets, LLC.
Tom MacDonald
. Tom MacDonald joined Abacus Global Management, Inc. in 2023 as a Financial Analyst. He graduated from the University of Central Florida with an academic focus on investment management. Mr. MacDonald holds a degree in Finance with minors in Mathematics and Computer Science. Mr. MacDonald’s work includes financial modeling and analysis.
Amine Mahboub
. Amine Mahboub, CFA, joined Abacus Global Management, Inc. in 2022. Mr. Mahboub earned a bachelor of science degree in Engineering and Management Science, and a Master of Science degree in Finance, from the University of South Florida. He earned his CFA charter in 2026. Mr. Mahboub has experience in portfolio management and has developed specialized knowledge in the pricing of life insurance policies. His specialties include no-lapse guarantees and loan optimization, with a particular ability to identify and unlock additional value through advanced optimization strategies.
For additional information about the Manager’s Investment Committee, see the SAI.
The Valuation Designee
The employees of the Manager who are primarily responsible for the fair valuation process are:

•	Frank Walden, Vice President of Accounting, who is responsible for the Fund’s accounting and reconciliation of the financial reports.

•	Armando Cabrera, Director, who is responsible for oversight of the Manager’s analytics team and valuation review.

•	Layne Gierke, Director – Portfolio Risk, who is responsible for oversight of the Manager’s actuarial risk pricing and valuation review.

•	Kevin David, Financial Analyst, who assists Mr. Cabrera and M r . Gierke with analytics and valuation review.
Administrator
. UMB Fund Services, Inc. (the “Administrator”) serves as the administrator for the Fund. The Administrator provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Fund Administration Agreement”) pursuant to which the Administrator provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of reports and filings with the SEC; (iii) NAV computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and the Administrator. For these and other services it provides to the Fund, the Administrator is paid from the Fund.
Transfer Agent
.
UMB Fund Services, Inc. (the “Transfer Agent”), located at 235 W Galena Street, Milwaukee, WI 53212, serves as transfer agent and dividend disbursing agent for the Fund. Under its transfer agency agreement with the Fund, the Transfer Agent has undertaken with respect to the Fund to: (i) record the issuance, transfer and repurchase of shares; (ii) provide purchase and repurchase confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Fund’s Custodians and the relevant sub-custodian
in connection with repurchases; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide state Blue Sky and other information; (vii) provide shareholders and regulatory authorities with tax-related
information; (viii) respond to shareholder inquiries; and (ix) render other miscellaneous services.
Custodians
.
Wilmington Trust, N.A. is the custodian of the Fund’s portfolio of Longevity Assets and other non-cash assets, and M&T Bank is the custodian of the Fund’s cash (together, the “Custodians”). The principal address of Wilmington Trust, N.A. is 1100 N. Market Street Wilmington, DE 19890. The principal address of M&T Bank is One M&T Plaza, Buffalo, New York 14203.
Auditor
.
The
Board has engaged KPMG LLP as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. KPMG LLP, located at 620 S Tryon St, Suite 1000, Charlotte, NC 28202, is registered with the public company accounting oversight board (“PCAOB”).
Legal Counsel
.
The Board has engaged Troutman Pepper Locke, LLP, located at 600 Peachtree Street, N.E.. Suite 3000. Atlanta, GA 30308, to serve as the Fund’s legal counsel.
Control Persons
As of the date hereof, the Fund could be deemed to be under control of the Sponsor, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund. The Sponsor is controlled by Abacus Global Management, Inc. Further, the Manager is also controlled by Abacus Global Management, Inc. The Manager expects that the Sponsor will not control the Fund once the Fund commences investment operations and its shares are sold to the public.
DETERMINATION OF NET ASSET VALUE
Net Asset Value (NAV).
The Fund’s NAV is determined by adding the individual value of each Longevity Asset to all other assets of the Fund, less all liabilities. At the end of each business day, the Valuation Designee, leveraging the Valuation Methodology from Abacus Intel and following the Fund’s Valuation Policy, will value the Longevity Assets, add the value of all other Fund assets, and reevaluate liabilities to determine the daily NAV. The Fund also intends to have a third-party actuarial firm review its entire policy balance sheet on a quarterly basis, generally in connection with the quarterly repurchases.
For purposes of calculating NAV, portfolio investments are valued using fair value. The Valuation Designee’s Valuation Policy for fair valuation utilizes Abacus Intel’s Valuation Methodology, including historical pricing data from a rolling five-year period that includes over 1,000 Mortality Contract purchases and sales completed by the Sponsor and its affiliates. The database of completed Mortality Contracts are on average, evenly distributed over such rolling five-year period. The value of an individual Mortality Contract is determined through the development of probabilistic survivability curves based on the medical underwritings from market reliable medical underwriting sources, such as those provided by ITM 21 st
, Fasano & Associates, Predictive Analytics, Polaris, and LSI Longevity Solutions Inc. The Manager will typically engage a single life expectancy provider with respect to any given Mortality Contract. Generally, the Fund expects to rely on the life expectancy provider that has produced the most current life expectancy report with respect to a given Mortality Contract. The Manger has selected this process because the various inputs to a life expectancy report can change over time (such as the health of the underlying insured and/or medical advances) and as such the most current life expectancy report is most likely to accurately reflect the current health and risk of an underlying insured and thus reflect the most accurate life expectancy. The Manager may engage other life expectancy providers if it believes that a different provider has better resources for a particular contract valuation. In the event that the Manager receives more than one life expectancy (“LE”) estimate from different LE providers that are materially inconsistent, it will generally defer to the most recent LE report. The Valuation Designee’s valuation approach references the minimum of the discounted market valuation and the proprietary evidence-based trade spread shared by its affiliates’ with respect to their historical trading results over the past rolling five-year period, as applicable to Mortality Contracts with similar risk metrics. By utilizing this valuation approach, Abacus Intel aims to provide an accurate value of each Mortality Contract at the time of pricing.
The value of an individual Mortality Contract can change daily due to the aging of the insured and the changes in longevity associated risk given new or updated medical underwritings. The Manager will value Mortality

Contracts of the Fund on an ongoing basis at the end of each business day using Abacus Intel’s Valuation Methodology. This change in value will be reflected in the NAV of the Fund and downward valuations will be reflected in the AUM used to determine the Management Fee. Other changes reflected in the NAV and AUM of the Fund may result from maturities of the Mortality Contracts and the sale or purchase of Mortality Contracts in the market. The Manager continuously updates the data utilized by Abacus Intel as additional market data and other metrics become available. These changes to NAV will occur when cash flow is recognized to and from these sources.
The Manager uses fair valuation to determine the value of Longevity Assets of the Fund for the purposes of calculating its NAV and AUM. Since the majority of the Fund’s investments do not have readily available market quotations, the Board has designated the Manager as the Fund’s Valuation Designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act. The Manager has entered into a service agreement with the Sponsor’s affiliate, Abacus Intel, whereby Abacus Intel will provide such valuation services using its Valuation Methodology, which the Manager will rely upon to value the Fund’s portfolio of Longevity Assets, as well as to assess whether and at what price to purchase Longevity Assets. Investments may be priced by a method that the Board or Manager believe reflects fair value. The Board, however, has the ultimate responsibility to determine the value of the Fund’s assets and has adopted fair Valuation Policies to govern the valuation of such assets. This valuation may require subjective determinations about the value of a security. Although the Fund’s intention is to provide a calculation of the Fund’s NAV that fairly reflects security values, the Fund cannot ensure that the values determined by the Board or Manager accurately reflect the value of the investments at the time of pricing.

CONFLICTS OF INTEREST
Other Investment Activities
. The Manager may, from time to time, engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Manager conflict with the interests of the Fund. The Manager or its affiliates may, from time to time, provide services to invest in, advise, sponsor and/or act as manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Manager, its affiliates, and their respective clients may, from time to time, invest in assets that would be appropriate for the Fund and may compete with the Fund for investment opportunities. By acquiring shares of the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.
Although the Manager will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity that comes to the attention of the Manager will be appropriate for the Fund or will be referred to the Fund. The Manager is not obligated to refer any investment opportunity to the Fund.
The managers, members, officers and employees of the Manager may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Manager has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.
Allocation of the Manager
’
s Time
.
The Fund relies on the Manager to manage the
day-to-day
activities of the Fund and to implement the Fund’s investment strategy. The Manager may in the future be involved with activities that are unrelated to the Fund. For example, the Manager is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Manager. Further, certain employees of the Manager are also engaged in activities for affiliates of the Manager, which may require significant attention from such employees. These activities could be viewed as creating a conflict of interest in that the time and effort of the Manager and its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Manager. The Manager and its employees will devote only as much of their time to the Fund’s business as the Manager and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Manager and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.
Nevertheless, the Fund believes that the members of the Manager’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its officers will devote the time required to manage the business and expect that the amount of time a particular officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Other potential conflicts might include conflicts created by the Manager’s compensation arrangements, and conflicts relating to selection of service providers, including administrator, auditor, custodians, transfer agent, and brokers or dealers to execute Fund asset trades and/or specific uses of commissions from Fund portfolio trades. Some of these service providers may be affiliated with the Manager. The Manager has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Manager distributes investment opportunities among client accounts in a fair and equitable manner and seek best execution for purchase and sale transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, and tax considerations and other regulatory considerations, risk parameters, existence of a pre-existing
position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.
For additional information about conflicts of interest relevant to the Fund, see “
Potential Conflicts of Interest
” and “
Conflicts of Interest Among Strategies
” in the SAI.
The Fund’s use of the Manager’s affiliates to provide services to the Fund (including with respect to valuation of assets and Longevity Asset servicing) gives rise to certain conflicts of interest
. The Manager has engaged certain of its affiliates to provide services to the Fund, including with respect to the valuation of Longevity Assets and the servicing of such assets. Affiliates of the Manager provide inputs used by the Manager to (i) determine whether to buy, sell or hold Mortality Contracts and (ii) determine NAV. Other affiliates of the Manager assist with servicing the Fund’s Longevity Assets. Those services include monitoring payments to insurers as well as triggering events for policy proceeds. As such, the Manager may have an incentive to continue to utilize its affiliates to perform services to the Fund as opposed to third party service providers which may provide services at a reduced cost or provide better quality. If the Manager were to engage un-affiliated parties to perform for the Fund Longevity Asset valuation and serving, the Fund would be responsible to pay such vendors rather than the Manager.
Procedures with Respect to Review and Approval of Related Person Transactions
. The Board recognizes the fact that transactions between the Fund and persons related to the Manager, including related persons, employees, and other subsidiaries of Abacus Global Management, Inc., present a heightened risk of conflicts of interests (or the perception thereof). The Board has adopted a written policy to address such transactions. Under the policy, the Manager’s Chief Compliance Officer and legal team will be primarily responsible to develop and implement policies and procedures to obtain information regarding related persons with respect to potential transactions and then determine, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the Chief Compliance Officer and legal team determine that a proposed transaction or relationship is a related person transaction requiring compliance with the policy, the Manager will, if the transaction is proposed to move forward, present to the Board all relevant facts and circumstances relating to the proposed related person transaction. The Board will review the relevant facts and circumstances of each proposed related person transaction, including (i) if the transaction is in the best interest of the Fund, (ii) if the transaction is on terms comparable to or better to the Fund than those that could be obtained by the Fund in arm’s length dealings with an unrelated third-party,
and (iii) the extent of the related person’s interest in the proposed transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Fund’s code of business conduct and ethics; the Board, including a majority of the Independent Trustees, will approve the proposed transaction, only if the proposed related person transaction meets or exceeds the best interest of the Fund criteria set forth above and detailed in the Manager’s policies and procedures. If a transaction concluded by the Fund was not initially recognized as a related person transaction and then later recognized as such, the transaction will be presented to the Board for review as described in the prior sentence at the Board’s next regularly scheduled meeting; if the Board ratification is not forthcoming, management will make all reasonable efforts to unwind the transaction or to otherwise restructure the transaction to conform with the Manager’s policies and procedures, and Applicable Law; in all cases, the Manager will make the Fund whole by reimbursing expenses and any price differences. The Manager will update the Board as to any material changes to any approved, ratified or restructured related person transaction and will provide a status report at least quarterly of all then current related person transactions and provide training to any personnel who failed to recognize a potential related person transaction. No Trustee will be permitted to participate in approval or disapproval of a related person transaction for which he or she is a related person.
QUARTERLY REPURCHASES OF SHARES
Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting shares (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the Repurchase Request Deadline. Shares will be repurchased at the NAV per share, less Repurchase Fees (defined below) determined as of the Repurchase Pricing Date. The Fund may deduct its actual expenses (“Repurchase Fees”) to liquidate assets and other direct expenses incurred to repurchase the shares. Repurchase Fees shall not exceed 2% of the Repurchase Price. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.
Shareholders will be notified in writing about each quarterly repurchase offer, which notification will include, among other things, (i) a statement that the Fund is offering to repurchase its shares from shareholders at NAV per share, (ii) the amount of shares being repurchased by the Fund, (iii) the Repurchase Request Deadline, (iv) the Repurchase Fees applicable to a share repurchase, (v) procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline, (vi) the procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount, (vii) the circumstances in which the Fund may suspend or postpone a repurchase offer, (viii) the NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter, and (ix) the market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter, and (x) and other terms and information that shareholders should consider in deciding whether and how to participate in the quarterly repurchase offer. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase limits established for that Repurchase Request Deadline and shareholders may withdraw or modify any tendered shares prior to the Repurchase Request Deadline.
The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by check sent to the shareholder’s address of record or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.
The Fund must file Form N-23c-3 and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.
In addition to the quarterly repurchase of shares, Investment Company Act Rule
23c-3(c)
permits the Fund to make additional, discretionary repurchase offers to all holders of the shares once every two (2) years, provided that certain other conditions of Investment Company Act
Rule 23c-3(b)
are met.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the Repurchase Offer Amount for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than

25% of the total number of shares outstanding on the Repurchase Request Deadline. However, shareholders should not assume that any repurchase offers will be made in amounts in excess of 5% of Fund shares.
Oversubscribed Repurchase Offers
There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. For each repurchase offer, the Board will set a maximum percentage of shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding shares per repurchase offer.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase additional shares not to exceed 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.
The Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. Additionally, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
If any shares tendered to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased, increasing the likelihood of proration.
Notice to Shareholders
Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send a Shareholder Notification to each shareholder of record. The Shareholder Notification will contain important information regarding dates and the procedures applicable to shareholders who wish to participate in a quarterly repurchase offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC; (b) for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio assets is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Payment of Proceeds
Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws. The Fund may refuse to direct payments to accounts other than the shareholder’s for anti-money laundering or other regulatory reasons.

Repurchase Price
Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). You may call
(800) 561-4148
to learn the NAV. The Board has determined as of the Effective Date to calculate Fund’s NAV daily after 4:00 PM ET on each business day. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. A business day is any day that banks are permitted to open in New York City, New York other than a Saturday or Sunday.
Liquidity Requirements
The Fund must maintain liquid assets or available borrowing base equal to the Repurchase Offer Amount from the time that the share repurchase notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that sufficient liquid assets (plus available borrowing base) equal to at least 100% of the Repurchase Offer Amount is available for repurchase offers, consisting of (i) cash, (ii) assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline, (iii) assets that mature prior to the applicable Repurchase Payment Deadline, and (iv) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility, if any).
The Board has adopted procedures that are reasonably designed to ensure that a sufficient amount of the Fund’s assets are liquid to comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash, sales of portfolio assets or leverage. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Manager otherwise would, thus increasing the Fund’s transaction costs, portfolio turnover and potentially causing the Fund to realize losses. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling liquid Longevity Assets, the Fund may hold a larger proportion of its assets in less liquid assets.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights pursuant to certain conditions and restrictions specified in the Declaration of Trust. The closed-end structure of the Fund limits a shareholder’s right to require the Fund to repurchase its shares outside of the quarterly repurchase offers and further limits a shareholder’s right to redeem or transfer its shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. Shareholders may withdraw or modify any submission of tendered shares prior to the Repurchase Request Deadline. The shares are not traded on a national securities exchange, no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.
For additional information about the Fund’s quarterly repurchase offers, see “
Repurchase Offers
” in the SAI.

DISTRIBUTION POLICY
The Fund’s distribution policy is to make quarterly Distributions to shareholders. The Fund’s final Distribution for each calendar year is intended to include any remaining investment company taxable income and net tax-exempt
income undistributed during the year, as well as all net capital gain realized during the year.
This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell an asset at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial Distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial Distribution may consist principally of a return of capital.
The dividend Distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of Distribution when such Distribution does not consist solely of net income. Additionally, Section 19(a) of the Investment Company Act and Rule
19a-1
thereunder require the Fund to provide a written statement accompanying any such Distribution that adequately discloses its source or sources. The Fund will provide disclosures, with each Distribution, which estimate the percentages of the current and year-to-date
Distributions that represent (i) net investment income; (ii) capital gains; and (iii) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize
Distributions made previously during that year among (i) ordinary income; (ii) capital gains; and (iii) return of capital for tax purposes. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule
19a-1
carefully and, unless specified in any such written disclosure should not assume that the source of any Distribution from the Fund is of earnings and profits.
The Board reserves the right to change the quarterly Distribution policy from time to time.
For an overview of the tax treatment of Distributions see “CERTAIN U.S. FEDERAL INCOME TAX MATTERS” herein.
TRANSFER AGENT SERVICES
The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated
form in the name of the participant. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.
CERTAIN U.S. FEDERAL INCOME TAX MATTERS
The following is a summary discussion of certain material U.S. Federal income tax aspects concerning the Fund and the purchase, ownership and disposition of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only shareholders who are “U.S. shareholders” that hold shares as capital assets. A “U.S. Shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S.

Federal income tax regardless of its source. Potential investors should consult their tax advisors regarding other Federal, state, local, and
non-U.S.
tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.
This discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in securities or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified
retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “Functional Currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “Straddle,” “Hedge,” “Constructive Sale,” “Conversion Transaction,” “Synthetic Security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “Controlled Foreign Corporations,” corporations that accumulate earnings to avoid U.S. Federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. This discussion also does not address any aspect of other U.S. Federal tax laws, such as estate and gift tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty.
If a partnership or other entity treated as a partnership for U.S. Federal income tax purposes holds shares, the U.S. Federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the shares, you are urged to consult your own tax advisor about the U.S. Federal income tax consequences of acquiring, owning and disposing of the shares.
The Fund intends to elect to be treated as and intends to qualify to be treated each year as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to Federal income tax at the entity level on income and gains that are timely distributed to shareholders. To qualify under Subchapter M of the Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each taxable year at least 90% of the sum of (i) its “Investment Company Taxable Income” (as that term is defined in the Code, but without regard to the deduction for dividends paid) and (ii) its net tax-exempt
income (the excess of its gross
tax-exempt
interest income over certain disallowed deductions); (b) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a “Qualified Publicly Traded Partnership” (as defined in the Code); and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through a partnership (other than a qualified publicly traded partnership) or trust generally will be determined as if the Fund realized such tax items directly.
The Fund may be entitled to treat all of the income that it recognizes from its investments in a CFC, including its investment in a Subsidiary, as qualifying income. The rules regarding the extent to which Subpart F income inclusions from investments in CFCs will be treated as “qualifying income” for purposes of the 90% gross income requirement described above, however, are not certain. In the absence of further guidance, the Fund will seek to ensure that Subpart F income included in the Fund’s gross income by virtue of its investments in a Subsidiary is qualifying income, including (without limitation) by ensuring that such Subsidiary actually distributes to the Fund an amount equal to such Subsidiary’s Subpart F income by the end of the Subsidiary’s taxable year. If a CFC in which the Fund invests, including a Subsidiary, were to fail to make such a distribution or distributions, such failure could adversely affect the Fund’s ability to qualify as a RIC. No Subsidiary will be registered under the 1940 Act and unless otherwise noted in the Registration Statement, is not subject to all of the investor protections of the 1940 Act.
The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment and characterization of investments by the Fund in Longevity Assets and income derived therefrom is not certain for purposes of the above rules relating to RIC qualifications and status. While the Fund intends to take the position that variable Longevity Assets are “securities” for such purposes (or are assets of the type that are otherwise within the scope of assets necessary to maintain RIC status), there is no certainty that the IRS or another taxing authority will agree with or otherwise uphold that position. The Fund has not sought and is not seeking any ruling or guidance from the IRS or any other taxing, judicial or administrative authority. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on a shareholder’s investment. As discussed below, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional Distributions, or disposing of certain assets.
If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be subject to tax the regular corporate tax rate. In such an event, all Distributions (including capital gains Distributions and Distributions derived from interest on investments) will be taxable as dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to certain limitations the dividends received deduction for corporate shareholders and to the lower tax rates applicable to any qualified dividend income distributed to non-corporate
shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free
return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining Distributions would generally be treated as a capital gain.
To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than two (2) taxable years, it would generally be required to pay a Fund-level tax on certain net built-in
gains recognized with respect to certain of its assets upon a disposition of such assets within five (5) years of qualifying as a RIC in a subsequent year.
A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year
period ending October 31 in such year, plus any shortfalls from the prior year’s required Distribution, is liable for a nondeductible 4% Federal excise tax on the excess of the required Distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required Distributions.

For Federal income tax purposes, RIC Distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund Distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder owned its shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as derived from “Qualified Dividend Income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. If, in and with respect to any taxable year, the Fund makes a Distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess Distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the Distributions were declared.
The ultimate tax classification of the Distributions by the Fund during a taxable year will not be determinable until after the end of the taxable year. Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all Distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain Distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “Modified Adjusted Gross Income” (in the case of an individual) or “Adjusted Gross Income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in shares.
In general, the sale or other disposition of shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to a shareholder. A holder’s gain or loss generally will be a long-term capital gain or loss if the shares have been held for more than one year as a capital asset. Present law taxes both long-and short-term capital gains of corporations at the same federal corporate income tax rates applicable to ordinary income. For non-corporate
taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of shares held for six (6) months or less are treated as long-term capital losses to the extent of any Distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
Shareholders who tender all of the shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its shares, it is possible in some circumstances that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the Distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of assets to fund share repurchases. Any such income would be considered in determining whether the Distribution requirements are satisfied, and to the extent that additional Distributions are required, could generate additional taxable income for those shareholders receiving such additional Distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate assets in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

The Fund may be required to withhold from Distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications (generally, by failing to provide a properly completed IRS Form
W-9
or appropriate substitute statement), or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
If a shareholder is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund Distributions consist of ordinary dividends (which generally would include Distributions of “Investment Company Taxable Income”) that are subject to withholding, the Fund intends to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “Interest Related Dividends” or “Short-Term Capital Gain Dividends” generally are exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, Interest Related Dividends and Short Term Capital Gain Dividends generally represent Distributions of interest or short term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a
non-U.S.
shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, Distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a
non-U.S.
shareholder generally will not be subject to U.S. federal withholding tax.
The Fund may be required to withhold from Distributions to a
non-U.S.
shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the
non-U.S.
shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
Code Sections 1471-1474, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “Withholdable Payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to
non-U.S.
shareholders. Each prospective shareholder is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.
The preceding discussion of certain U.S. federal income considerations is for general information only and is not tax advice. We urge each prospective investor to consult its tax advisor regarding the particular federal, state, local and foreign tax consequences of acquiring, owning and disposing of the shares in light of its particular circumstances and any consequences arising under U.S. federal estate or gift tax laws or the laws of any state, local or foreign taxing jurisdiction, including the consequences of any proposed change in applicable laws.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The Fund is an unincorporated statutory trust that was established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 23, 2023. The Fund’s Declaration of Trust dated March 8, 2024 (the “Declaration of Trust”) provides that the Board may authorize separate classes of shares of beneficial interest (subject to the receipt of exemptive relief from the SEC, as described below). The Board has authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders. The summary of the terms of the Declaration of Trust herein and elsewhere in the Prospectus and SAI is qualified entirely by the terms and conditions of the Declaration of Trust, which is incorporated by reference herein, is on file with the SEC and should be read carefully and retained for future reference.
The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund currently offers one class of shares of beneficial interest but is authorized under the Declaration of Trust to issue multiple classes of shares. The Fund may file an application with the SEC to receive exemptive relief to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges, however there can be no guarantee that such exemptive relief will be granted. An investment in any share class of the Fund represents an investment in the same assets of the Fund.
The Declaration of Trust expressly waives the fiduciary duties of the Fund’s trustees, officers, and other agents under Delaware law. However, in no way does the Declaration of Trust modify, restrict, or eliminate the duties or liability of the trustees or officers with respect to liabilities and obligations of such persons with respect to matters arising under the federal securities laws.
The Declaration of Trust also contains provisions regarding derivative and direct claims of shareholders. Under the Declaration of Trust, shareholders of the Fund may not bring a derivative action to enforce the rights of the Fund unless certain conditions are met, including that, prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board requesting that the Board cause the Fund to file the action itself; provided, however, that these conditions do not apply with respect to causes of action arising under the federal securities laws. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand and requires at least 10% of the shareholders of the Fund to join in bringing any derivative action other than an action arising under the federal securities laws. After the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the Independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Fund. If the demand for derivative action has been considered by the Board, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund (or class, as applicable), the complaining shareholders shall be barred from commencing the derivative action. However, the aforementioned derivative action provisions do not apply to claims arising under the federal securities laws. The Board must be afforded adequate time to consider any pre-suit demand brought by the shareholder(s) unless the Board determines that the action is not likely to succeed. A demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act);
The Declaration of Trust further provides that a group of shareholders may not bring or maintain a direct action against the Fund or the Trustees predicated upon an express or implied right of action under the Declaration of Trust (excepting rights of action permitted under Sections 3805(e) or 3819 of the Delaware Statutory Trust Act), nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless shareholders who hold at least a majority of the outstanding shares of the Fund have obtained authorization from the Trustees to bring the action. However, the aforementioned direct action provisions do not apply to claims arising under the federal securities laws.
Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents, other than matters arising under the federal securities laws, must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. The exclusive jurisdiction and forum provisions may make it more expensive for a shareholder to bring a suit and the suit may need to be brought in an inconvenient or less favorable forum. The exclusive Delaware jurisdiction and venue does not apply to claims brought under Federal securities laws.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend Distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. The Investment Company Act may limit the payment of dividends to the holders of shares.
All shares of the Fund have the same rights and are identical in all material respects. Fractional shares will have proportionately the same rights, including voting rights, as are provided for a full share. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and Distributions declared by the Fund; and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable
when issued and have no
pre-emptive,
conversion or exchange rights.
Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among its shareholders. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.
The Fund generally will not issue share certificates. However, upon written request to the Fund’s Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to a shareholder’s account. Share certificates that have been issued to a shareholder may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder for recordation of registration of shares, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
The Fund has adopted a Distribution and Shareholder Service Plan in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Service Plan, the Fund will be permitted to pay the Distribution and/or Servicing Fee up to a maximum of 0.15% to the Fund’s Distributor and/or other qualified recipients. The Service Fee is designated for regulatory purposes as a “service fee,” for the provision of personal investor services as defined under applicable rules. The Distribution Fee is designated for regulatory purposes as a “distribution fee,” of up to 0.70% on an annualized basis of the net assets of the Fund. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution, or any other person (each, a “Recipient”) who provides certain shareholder services and/or distribution services pursuant to a written agreement. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
Distribution Services, LLC is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.
Under a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Fund. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.
The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.
Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include sales charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares. Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Financial Intermediary. The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Intermediary. The Manager pays the Distributor out of its own resources a fee for certain distribution-related services.
Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its registration and qualification as a broker-dealer under state or federal laws.
The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by the Distributor in the performance of its duties, obligations, or responsibilities set forth in the Distribution Agreement, the Distributor and its affiliates, including their respective officers, directors, partners, agents, and employees (collectively with the Distributor, the “Distributor Indemnitees”), shall not be liable for, and the Fund agrees to indemnify and hold harmless such persons from and against any and all taxes, charges, expenses, assessments, claims, demands and liabilities (including, without limitation, the reasonable costs of investigating or defending any alleged tax, charge, assessment, claim, demand, liability or expense and reasonable legal counsel fees incurred in connection therewith as well as any disbursements and liabilities arising under applicable federal and state laws) (collectively, “Losses”) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to the Distributor by the Fund, the Manager, or the Fund’s custodians, or other service providers in any material respect; (ii) any claim that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Fund and/or the Manager or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the Securities Act, the Investment Company Act, or any other statute, regulation, self-regulatory organization rule or applicable common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished by or on behalf of the Distributor in writing; (iii) any wrongful act of the Fund or any of its officers; (iv) any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Distribution Agreement relates; (v) the Fund’s breach of any of its representations, warranties or covenants contained in the Distribution Agreement; (vi) the Fund’s failure to comply with applicable laws or regulations; (vii) any liability of the Distributor resulting from a representation, covenant or warranty that the Distributor makes, or any indemnification that the Distributor provides, on behalf of the Fund and in reliance on a Fund representation, covenant or warranty in an intermediary agreement relating to the Fund; (viii) the Distributor’s reliance on any instruction, direction, notice, instrument or other information that the Distributor reasonably believes to be genuine; (ix) any other action or omission to act which the Distributor takes in connection with the provision of services to the Fund pursuant to this Agreement and the Fund’s Prospectus; or (x) any action taken or omitted by the Fund prior to the effective date of the Distribution Agreement. The Distributor also has no duty to calculate the net asset value of Fund Shares or to inquire into, or liability for, the accuracy of the net asset value per Share as calculated by or for the Fund.
The Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of the foregoing payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Manager or the Fund. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See “Additional Payment to Financial Intermediaries” in the SAI.
Purchasing Shares
The Fund is offering to sell an indefinite number of shares. The shares are sold subject to a maximum sales load of up to 5% of the investment amount, a Distribution Fee of up to 0.70% per annum of the shareholder’s average daily NAV, and/or a Shareholder Service Expense of up to 0.15% per annum of the shareholder’s average daily NAV. The minimum initial investment in the Fund is $10,000, and a minimum of $1,000 on subsequent share purchases. There is no initial or subsequent investment minimum for members of the Board or Officers of the Fund, directors, officers and employees of the Manager or the Sponsor, or any of their affiliates. The Fund may in its discretion waive the minimum investment amount for any investor. The shares were initially issued at $10.00 per share. Thereafter the purchase price for the shares is based on the NAV per share as of the date such shares are purchased.
Shares are generally offered for purchase on each business day, except that shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of shares at any time.
Except as otherwise permitted by the Board, initial and subsequent purchases of shares will be payable in cash. Orders will be priced at the appropriate price next co mp
uted after the order is received by the Administrator. The Administrator must receive a subscription to purchase shares and the accompanying payment no later than the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for the subscription to be effected at that day’s net asset value. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off
times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a shareholder until cleared funds have been received.

In general, an investment will be accepted if a completed investor application and funds are received in good order.
LEGAL MATTERS
Certain legal matters regarding the validity of the shares offered hereby have been passed upon by Troutman Pepper Locke LLP, 600 Peachtree Street, N.E.. Suite 3000. Atlanta, GA 30308.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. KPMG is located at 620 S Tryon St, Suite 1000, Charlotte, NC 28202.
ADDITIONAL INFORMATION
Reports to Shareholders
We file unaudited semi-annual and audited annual reports, including a list of investments held, with the SEC under the Investment Company Act. The information we file with the SEC is available free of charge by contacting us by telephone at (800)
561-4148
or on our website at
www.abacusfunds.com.
The SEC also maintains a website that contains reports and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website is not incorporated into this Prospectus or any related Prospectus supplement, and you should not consider information contained on our website to be part of this Prospectus or any related Prospectus supplement. We intend to make quarterly reports available related to the valuation of the Fund available on our website.
Liability of Shareholders
Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Declaration of Trust, a shareholder will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being a shareholder, except that a shareholder may be obligated to repay any funds wrongfully distributed to it.
Duty of Care of the Board and the Manager
The Declaration of Trust provides that none of the members of the Board, Officers or the Manager (including certain of the Manager’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and Officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a members of the Board for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law. Nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of trustees or the adviser in the Declaration of Trust shall apply to or in any way limit the duties, including state law fiduciary duties of loyalty and care, or liabilities of such person, with respect to matters arising under the federal securities laws.
Amendment of the Declaration of Trust
The Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees if required by the Investment Company Act, and/or (ii) if required, the approval of the shareholders by such vote as is required by the Investment Company Act and the Fund’s Declaration of Trust or Bylaws.
Term, Dissolution and Liquidation
Unless dissolved as provided in the Declaration of Trust, the Fund shall have perpetual existence. The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board by written notice to the shareholders. If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities, or any combination thereof) held with respect to the Fund shall be distributed to the shareholders of, ratably according to the number of shares held by the several shareholders on the record date for such dissolution distribution.
Other Information
The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file no.: 811-23900). The complete Registration Statement may be obtained from the SEC at http://www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.
ABX Longevity Growth and Income Fund
PRIVACY POLICY AND NOTICE OF INFORMATIONAL PRACTICES
ABX Longevity Growth and Income Fund and the entities listed below (hereafter the “Fund,” or “We”) understand the importance of protecting the privacy of the personal information we obtain about shareholders. The Fund recognizes and complies with its obligations to maintain confidentiality of all personal and financial information received from or pertaining to investment in the Fund and is committed to restricting its use and disclosure of such personal information as required under applicable law.
This Privacy Policy is provided on behalf of the following entities:

ABL Wealth Advisors, LLC (the “Manager”)	Longevity Market Assets, LLC (the “Sponsor”)
This Privacy Policy explains how we collect, use, share and protect the personal information about our shareholders.
The personal information we collect from shareholders who invest in our Fund includes their name, address and Social Security number or tax identification number.

We may collect or obtain personal information about shareholders who invest in our Fund from the following sources:

•	subscription agreements, Declaration of Trust or other forms provided by our investors;

•	investors’ transactions with us or their investments in our funds; and

•	correspondence with us or our service providers, whether written, telephonic, or electronic.
We process personal information about investors for the following purposes: (i) to enter into, maintain, and perform the Fund’s business relationship with the shareholder, including communication with contact persons relevant to the relationship; and (ii) to comply with our legal obligations, such as reporting to governmental or taxing authorities, record-keeping obligations, compliance screening and reporting obligations, financial and credit check requirements, and crime prevention and detection obligations.
We do not disclose personal information about shareholders to third-parties except: (i) as required by law; or (ii) to our service providers and affiliated companies in order to administer, process, enforce or service our business. We may also share investor personal information with persons acting in a representative or fiduciary capacity on your behalf. For example, we may provide personal information to (i) our accountants to complete financial statements and maintain accounting records; or (ii) our lenders. We do not sell or share investor personal information with any other company for marketing purposes.
We retain investor personal data for the period required by applicable law, and such longer time, if any, required by the Fund’s data retention policy.
We restrict access to personal information about our shareholders to those employees and service providers that use that information in connection with the offering, formation, or operation of new and existing funds, or managing and servicing shareholder accounts.
We maintain appropriate technical and organizational measures (including physical, electronic, and administrative safeguards) to provide a level of security for the investor personal data appropriate to the risk, including as appropriate: (a) the encryption of personal data; (b) the ability to safeguard the ongoing confidentiality, integrity, availability and resilience of processing systems and services; (c) the ability to restore the availability and access to personal data in a timely manner in the event of a physical or technical incident; and (d) a process for regularly testing, assessing and evaluating the effectiveness of our safeguards. Our security measures also comply with federal guidelines to protect personal information.
The Fund reserves the right to amend, revise or supplement this notice of privacy policies at any time. In the event of such changes, the Fund will deliver a revised notice of our privacy policies as required by applicable law.
Please direct all questions regarding this notice in writing to Frank Walden at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, or by email to frank@lmagrp.com.
INFORMATION FOR EUROPEAN UNION RESIDENTS
In cases where the EU General Data Protection Regulation (GDPR) applies to the Fund’s processing of investor personal information, in particular for investors who are domiciled in the European Union, the following additional provisions apply:

1.	Legal Basis of Processing . The legal basis for the Fund’s processing of investor personal information under the GDPR is that the processing is necessary:

•	for the performance of a contract to which the investor is party or in order to take steps at the request of the investor prior to entering into a contract;

•	for compliance with one or more legal obligations to which the Fund is subject; and/or

•
for the purposes of the legitimate interests pursued by the Fund or by a third-party, including in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

2.
Location of Processing
. The Fund is located in the United States. All investor personal information will be processed by the Fund in the United States. Investors transferring personal information to the Fund from the European Union should be aware that the data protection laws in the U.S. may be different from the laws in the country from which the data was transferred. By transferring their personal information to the Fund, investors consent to the processing of their personal information in the U.S.

3.	Investor Rights under GDPR . To the extent provided by applicable law, investors have the following rights under the GDPR:

•
To withdraw their consent at any time if their data is processed based on their consent or on the Fund’s legitimate interest. The withdrawal of consent does not affect the lawfulness of processing before the withdrawal of consent.

•	To object to the further processing of their data if it is processed based.

•	To request access to their personal information processed by the Fund.

•	If processing is based on their consent, the right to data portability.

•	To request rectification of their personal information at any time.

•	To request erasure of their personal information at any time, provided that no right or legal obligation of the Fund requires further processing of their personal information.

•	To request restriction of processing of their data at any time.

•	To lodge a complaint with a supervisory authority.

4.
Instructions for Exercising Rights
. Investors can exercise their privacy and data protection rights by contacting the Fund at (800)
561-4148.
Please note that we cannot respond to investor requests or provide investors with their personal information if we cannot verify the investor’s identity or authority to make the request and confirm the personal information relates to the investor. Thus, we may require the submission of additional personal information so that we can verify the identity of the investor making the request. We will use such additional personal information submitted in connection with our verification process only to verify the requesting investor’s identity and authority to make the request.

APPENDIX A: STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

A-i

PROSPECTUS

ABX Longevity Growth and Income Fund

Shares of Beneficial Interest

     , 2026

Manager

ABL Wealth Advisors, LLC

333 S Garland Ave., Suite 1500

Orlando, FL 32801

All dealers that effect transactions in these shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

A-ii

SUBJECT TO COMPLETION, DATED MAY 8, 2026

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

DATED    , 2026

ABX LONGEVITY GROWTH AND INCOME FUND

Shares of Beneficial Interest

333 S Garland Ave., Suite 1500

Orlando, FL 32801

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the shares (“shares”) of the ABX Longevity Growth and Income Fund (the “Fund”), dated      , 2026, as it may be further amended and/or supplemented from time to time (the “Prospectus”). Copies of the Prospectus and this Statement of Additional Information are available upon request and without charge by writing the Fund at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, by calling the Fund at (800) 561-4148, or by visiting the Fund’s website at www.abacusfunds.com.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all the information that a prospective investor should consider before purchasing the shares of the Fund.

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), that operates as an interval fund. The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated August 23, 2023. The Fund is offering common shares of beneficial interest (the “shares”).

ABL Wealth Advisors, LLC (the “Manager”) serves as the investment adviser to the Fund. Longevity Market Assets, LLC is the Fund’s sponsor (the “Sponsor”). UMB Fund Services, Inc. serves as the Fund’s administrator (“Administrator”) and transfer agent (“Transfer Agent”). Wilmington Trust, N.A. is the custodian of the Fund’s Longevity Assets and other non-cash assets, and M&T Bank is the custodian of the Fund’s cash (together, the “Custodians”).

The following information relates to and supplements the description of the Fund’s investment objectives and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objectives and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

The Fund expects to assemble a pool of Longevity Assets with distinct terms and provisions with respect to the purchase price, premium payments, face amount and life expectancy of the insured. The Fund intends to diversify its portfolio by investing in a variety of Longevity Assets issued by several different insurers. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. There can be no guarantee that the Fund’s investments will realize positive returns. See “INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES” and “RISK FACTORS” in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s fundamental policies, which are listed below, may be changed at the annual or a special meeting of the shareholders duly called, by the affirmative vote of (A) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy; or (B) more than 50% of the outstanding voting shares, whichever is less. At the present time, the shares are the only outstanding voting securities of the Fund. A special meeting of the shareholders may be called by shareholders holding not less than 10% of the voting power of all shares of the Fund entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares of the Fund entitled to vote), who shall demand such special meeting by written notice given to the Sponsor specifying the purpose or purposes of such meeting. All expenses associated with a special meeting of the shareholders called by the shareholders shall be borne exclusively by the shareholders who demand such meeting.

The Fund may not:

(1)

Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)

Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)

Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)

Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)

Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)	Invest in cryptocurrency or other digital assets.

In addition, the Fund has adopted the following fundamental policies with respect to investment in concentrated industries and repurchase offers, which may not be changed without the approval of the Fund’s outstanding voting securities as set forth in “Fundamental Policies” above:

(1)

The Fund plans, under normal market conditions, to invest at least 25% of its total assets in Longevity Assets and structured products collateralized by Longevity Assets, and other investments with similar economic characteristics. The Fund may invest in a wide range of Longevity Assets. The Fund has adopted a fundamental investment policy regarding industry concentration, pursuant to which the Fund may not: concentrate its investments in any particular industry, as that term is used in the Investment Company Act; provided that the Fund will be concentrated in Longevity Assets as the Fund will invest at least 25% of its total assets in Longevity Assets related assets, which for purposes of this investment restriction the Fund will treat as an industry or group of industries.

(2)	The Fund’s investment objective to realize long term appreciation and current income.

(3)

The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(4)

The Fund will repurchase shares that are tendered by Repurchase Request Deadline, which will be established by the Board of Trustees of the Fund (the “Board”) in accordance with Rule 23c-3 under the Investment Company Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule. The Repurchase Request Deadlines will be generally on or about the last business day in the months of March, June, September and December.

(5)

The date on which the Fund’s net asset value (“NAV”) per Share applicable to a repurchase offer is calculated will occur no later than 14 days after the Repurchase Request Deadline (or the next business day if the fourteenth calendar day is not a business day).

Repurchase Offers

The Fund expects to make share repurchase offers in March, June, September and December of each year beginning with the initial repurchase offer planned to occur pursuant to 17 CFR § 270.23c-3(a)(7) no later than six (6) months (two periodic intervals) following the Effective Date. Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase limits established for that Repurchase Request Deadline. Unless a shareholder requests payment by check, payment pursuant to the repurchase will be credited directly to a predetermined bank account on the Repurchase Payment Date (defined in the Prospectus), which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws. The maximum time between a Repurchase Request Deadline and the next Repurchase Request Deadline will be 92 days.

Additional Information on Investment Strategy

Affiliated Transactions Restrictions. The Investment Company Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Sponsor, Manager, any sub-adviser, principal underwriter, including their directors or officers, or any entity controlled or advised by any of them). Under these restrictions, the Fund and any affiliates are generally prohibited from knowingly participating in a joint transaction, including any co-investments in a portfolio asset. These restrictions also generally prohibit the Fund and its affiliates from knowingly purchasing from or selling assets to the Fund, and from lending to or borrowing monies or other properties from the Fund. The Fund and its affiliates may be precluded from co-investing in Longevity Assets. However, the Fund and its affiliates may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

The Fund will not engage in principal trades or engage in cross trades except in compliance with applicable Investment Company Act rules. Section 206(3) of the Advisers Act prohibits any investment adviser from engaging in or effecting a transaction on behalf of a client while acting either as principal for its own account, or as broker for a person other than the client, without disclosing in writing to the client, before the completion of the transaction, the adviser’s role in the transaction and obtaining the client’s consent.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Derivative Instruments

Although not a principal investment strategy, the Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset, such as Longevity Assets. Following are descriptions of certain derivatives that the Fund may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “RISKS FACTORS — Derivatives Risk” in the Prospectus.

Options and Futures

Although not a principal investment strategy, the Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “Synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over the counter, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific assets.

The Fund may purchase call and put options on specific assets, securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying asset at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell the underlying asset at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which the Fund owns the underlying asset. The sale of such an option exposes the Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying asset and to the possibility that it might hold the underlying asset in order to protect against depreciation in the market price of the asset during a period when it might have otherwise sold the asset. The seller of a covered call option assumes the risk of a decline in the market price of the underlying asset below the purchase price of the underlying asset less the premium received and gives up the opportunity for gain on the underlying asset above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying asset above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying asset. The seller of a covered put option assumes the risk of an increase in the market price of the underlying asset above the sales price (in establishing the short position) of the underlying asset plus the premium received and gives up the opportunity for gain on the underlying asset below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “Fully Hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying asset below the exercise price of the option.

The Fund may close out a position when writing options by purchasing an option on the same asset with the same exercise price and expiration date as the option that it has previously written on the asset. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would generally make a similar “Closing Sale Transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Fund would be entitled to exercise the option.

Currency Swaps

The Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s performance. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

MANAGEMENT

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the Manager on behalf of the Fund to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Manager and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet either in person or telephonically at regularly scheduled meetings four times each year. In addition, the Board may hold special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees may engage counsel and other professional advisers independent of the Fund’s advisers who will be paid by the Fund. As described below, the Board has established an audit committee (the “Audit Committee”) and a nominating and governance committee (the “Nominating and Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews, reports and the Fund’s Valuation Policy that contains assessments provided by the Manager pursuant to the Fund’s valuation procedures. With respect to the fair valuation of portfolio securities for which market quotations are not readily available, the Manager has been designated as the valuation designee (“Valuation Designee”) for the Fund in accordance with Rule 2a-5 under the Investment Company Act. The Board will review, on a continuous basis, the Manager’s administration of the Fund’s Valuation Procedures and the Manager’s responsibilities as Valuation Designee under Rule 2a-5.

The Board has appointed Jesse Schalk, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as liaison with the Manager, other service providers, counsel and other Trustees generally between meetings. The Chair serves as a key point person for dealings between management and the Trustees. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Experience and Qualifications of Trustees

William McCauley is an “interested person” of the Fund, as defined by the Investment Company Act because he currently serves as the Chief Financial Officer of LMA, and Abacus Global Management, Inc. Upon formation, Mr. McCauley began serving as the Chief Financial Officer of the Fund. In addition, Mr. McCauley currently serves as the President of the Manager. From January 2020 through May 2022, Mr. McCauley served as the Chief Financial Officer of Abacus Settlements, LLC where he managed financial activities and developed financing models. Prior to joining Abacus Global Management, Inc. he served as the Chief Financial Officer at IFP Advisors, LLC, a registered investment adviser and broker, where he was responsible for all financial activities of the company and was involved in both debt and equity financing. Mr. McCauley also served as a Director of Finance at McKinsey & Company from January 2017 until May 2018, where he was responsible for the financial statements of more than 30 start-up businesses. Mr. McCauley received his Bachelor of Science in Accounting from Bentley University and his MBA from Babson College.

Dana Darlington has 30 years’ experience in the life insurance industry. We regard Mr. Darlington as an “Independent Director,” as defined by the Investment Company Act. Mr. Darlington developed life insurance industry expertise serving in several sales and marketing roles. He has held life insurance industry positions with

Provident Mutual Life, Union Central Life, Nationwide Financial and Lincoln Financial Advisors, functioning as a product specialist, case design and implementation expert, and practice management consultant. Mr. Darlington joined Brokers Service Marketing Group in 2004. He has vast experience working closely with financial service professionals and their clients, assisting and guiding in the areas of Estate & Business Planning Case Design, Life Insurance, Long Term Care, and Disability Income Analysis, Policy Audit Solutions, Life Insurance Practice Management Support and Field Underwriting & Support. Dana received his B.S. in Management from Bentley College and is a current member of the National Association of Insurance and Financial Advisors (NAIFA) – Massachusetts Chapter, FINSECA, and Boston Estate Planning Council (BEPC). He is Series 6, 7, 26, 63, 65 FINRA registered and is currently pursuing his Certified Financial Planner (CFP) designation through the American College in Bryn Mawr, Pennsylvania.

George Getz is the Director, President and Co-CEO of Globe Corporation, a privately owned Diversified Investment company specializing in Real Estate, Securities, and Private Equity. We regard Mr. Getz as an “Independent Director,” as defined by the Investment Company Act. Globe Corporation was founded in 1901 and has been a private family -owned company since its inception. He currently serves as Director of Globe Financial Corporation, Director and President of the National Historical Fire Foundation, Director and Secretary of Globe Foundation. Mr. Getz is also involved with many community organizations, such as: past Chairman of the Board, Phoenix Children’s Hospital, Chair Junior Golf Association of Arizona, Executive Committee Member of The Arizona Diamondbacks, Past Chairman of the Board for Harris Bank, N.A., Board of Directors for All Saints Episcopal Day School and President of the Board of Trustees at Xavier College Preparatory Investment Committee, Honorary Trustee of Avon Old Farms School. Mr. Getz received is B.B.A. in business finance from the University of Southern California.

Jesse Schalk currently services as President & Chief Financial Officer of Slide where Jesse oversees the data-driven financial strategies of Slide’s holding company. We regard Mr. Schalk as an “Independent Trustee,” as defined by the Investment Company Act. Mr. Schalk has over 25 years of experience in the property and casualty insurance industry as a senior leader in operations, investments, financial reporting, regulatory compliance, and reinsurance. Before joining Slide, Jesse served as Chief Financial Officer and President of St. Johns Insurance Company. Jesse holds a Bachelor of Science degree in Accounting from Arkansas Tech University (1994) and is a licensed CPA (inactive). In addition to his experience in the property and casualty insurance industry, Jesse spent several years in public practice and separately as the Vice President of Asset Management for Heifer International Foundation where he provided guidance and oversight to several independent asset managers across several asset classes including fixed income, equities, and alternative investments.

INDEPENDENT TRUSTEES

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

George Getz, 63	Trustee	Since Inception	President and Co-Chief Executive Officer – Globe Corporation – 2018 - Present	One	None

Jesse Schalk, 52	Trustee	Since Inception	President and CFO of Slide Insurance Holdings – March 2022 - Present President and CFO of St. Johns Insurance Company – March 2013 - March 2022	One	None

Dana Darlington, 53	Trustee	Since Inception	Vice President - Life Sales - Brokers – 2004 – present	One	None

[1]	The address of each Trustee is 333 S Garland Ave., Suite 1500, Orlando, FL 32801.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, and until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Fund.

INTERESTED TRUSTEES

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William McCauley, 54[3]	CFO and Trustee	Since Inception

Chief Financial Officer of Abacus Global Management, Inc., June 2023 - Present

President of ABL Wealth Advisors, LLC, November 2022 - Present

Chief Financial Officer of Longevity Market Assets, LLC, January 2020 - Present

Chief Financial Officer of Abacus Settlements, LLC January 2020 - President

Chief Financial Officer of IFP Advisors, LLC May 2018 - January 2020

Director of Finance at McKinsey & Company January 2017 - May 2018

				One	None.

[1]	The address of each Trustee is 333 S Garland Ave., Suite 1500, Orlando, FL 32801.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, and until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Fund.

[3]

William McCauley is an “interested person” of the Fund due to his position as Chief Financial Officer of the Fund, Chief Financial Officer of the Sponsor, President of the Manager, Chief Financial Officer of Abacus Global Management, Inc., and Chief Financial Officer of Abacus Settlements, LLC. Each Trustee was elected to the Board by the Manager as the sole shareholder of the Fund at the time of election.

Trustees serve for one-year terms. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any Officer of the Fund or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the Investment Company Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

Board Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of all of the Fund’s Independent Trustees. Mr. Jesse Schalk will serve as the Chair of the Audit Committee. The Audit Committee has selected KPMG LLP as the Fund’s independent registered public accounting firm and auditor.

Nominating and Governance Committee

The Nominating and Governance Committee selects and nominates Trustees for election by shareholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board and management. The committee will be composed of three Independent Trustees. Mr. Jesse Schalk will serve as Chair of the Nominating and Governance Committee. In performing its responsibilities, the Nominating and Governance Committee will consider candidates recommended by management of the Fund and by shareholders and evaluate them both in a similar manner. When submitting a nomination for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Trustee nominee: full name, age and address; principal occupation during the past five (5) years; current directorships on publicly held companies and investment companies; number of shares owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders. The Nominating and Governance Committee may solicit candidates to serve as Trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating and Governance Committee may employ and compensate counsel, consultants or advisors to assist it in discharging its responsibilities. The Nominating and Governance Committee currently consists of each of the Fund’s Independent Trustees.

In evaluating Trustee nominees, the members of the Nominating and Governance Committee consider the following factors: (i) the appropriate size and composition of the Board; (ii) whether or not the person is an “interested person” with respect to the Fund as defined in Section 2(a)(19) of the Investment Company Act; (iii) the Fund’s reliance on any of the “exemptive rules” (Investment Company Act rules 12b-1, 17a-7, 17d-1(d)(7), 17g-1(j), and 23c-3); (iv) the Fund’s needs with respect to the particular talents and experience of its Trustees; (v) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (vi) familiarity with national and international business matters; (vii) experience with accounting rules and practices; (viii) appreciation of the relationship of the Fund’s business to the changing needs of society; (ix) the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and (x) all applicable laws, rules, regulations, and listing standards.

The Nominating and Governance Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for Trustee nominees, although the members of the Nominating and Governance Committee may consider such other factors as they may deem are in the best interests of the Fund and shareholders. The Nominating and Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.

The members of the Nominating and Governance Committee identify nominees by first evaluating the current members of the Board willing to continue in service. If any member of the Board does not wish to continue in service, the independent members of the Board shall identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.

The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying Trustee nominees. In determining whether to recommend a Trustee nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending Trustee nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting Trustee nominees is consistent with the Nominating and Governance Committee’s goal of creating a Board that best serves the Fund’s needs and the interests of shareholders.

Code of Ethics

The Fund, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Manager from engaging in deceptive, manipulative, or fraudulent activities in connection with assets held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in assets, including assets that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Because the Fund is newly organized, the above referenced committees did not meet during the prior fiscal year.

Equity Securities Owned by Trustees

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of May 8, 2026, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund[3]	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)*
William McCauley	None	None
George Getz	None	None
Jesse Schalk	None	None
Dana Darlington	None	None

[3]

As of May 8, 2026, the Fund has not commenced Fund operations; no Trustees or Officers of the Fund own any shares of the Fund. There are currently no other funds in the Fund complex. As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Manager or principal underwriter of the Fund, the Manager’s members, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Manager or any principal underwriter of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as Trustee of the Fund and as a member of the Audit Committee and Nominating and Governance Committee. The Trustee designated as the “Audit Committee Financial Expert” receives additional compensation for his or her services in such capacity. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

Name of Trustee	Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex (including the Fund)[2]
William McCauley	None	None	None	None
Jesse Schalk[3]	$70,000	None	None	$70,000
George Getz	$30,000	None	None	$30,000
Dana Darlington	$30,000	None	None	$30,000

[1]

The Fund has not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the Fund for the fiscal year ending December 31, 2023, under current compensation arrangements.

[2]	There are currently no other funds in the Fund complex.

[3]	Includes compensation as chair of the Audit Committee and Chair of the Nominating and Governance Committee.

No compensation will be paid to Trustees of the Fund who are “interested persons,” as that term is defined in the Investment Company Act.

OFFICERS OF THE FUND

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Jay Jackson, 53	President and Principal Executive Officer	Since Inception

President and Chief Executive Officer of Abacus Life Settlements, LLC, 2021 - Present

President & Chief Executive Officer of Abacus Settlements, LLC

2016 - Present

Chief Executive Officer of Longevity Market Assets, LLC, 2019 - Present

William McCauley, 53	Chief Financial Officer and Trustee	Since Inception

Chief Financial Officer of Abacus Global Management, Inc., June 2023 – Present

Chief Financial Officer of Longevity Market Assets, LLC, January 2020 – Present

Chief Financial Officer of Abacus Settlements, LLC

January 2020 – President

Chief Financial Officer of IFP Advisors, LLC May 2018 – January 2020

Director of Finance at McKinsey & Company January 2017 – May 2018

Samantha Butcher, 42	Executive Vice President	Since Inception	Executive Vice President – Abacus Life, Inc. – 2005 - Present

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years

Frank Walden, 44	Director of Finance	Since Inception

Director of Finance at Longevity Market Assets, LLC April 2022 – Present

Florida Department of Financial Services – February 2022 – May 2022

Financial analyst and CFO at St. Johns Insurance Company, January 2016 - February 2022.

Armando Cabrera, 26	Director	Since Inception

Director of Engineering and Financial Engineer – Abacus Global Management, Inc. – June 2021 – Present

Data Analyst Intern – Gallop, Inc. – May 2020 – August 2020

Gas & Power Intern – Siemens Corporation – May 2019 – August 2019

Student and Teaching Assistant – University of Pennsylvania – August 2017 – June 2021

Ralph Milne, 37	Chief Compliance Officer	Since Inception

Chief Compliance Officer Abacus Global Management May 2025 – Present

Chief Compliance Officer Pershing X June 2023 – May 2025

Chief Compliance Officer and Chief Operating Officer Altrius Capital Management October 2022 – March 2023

Compliance Officer

Pershing Advisor Solutions and Pershing LLC March 2017 – October 2022

[1]	The address of each Officer is 333 S Garland Ave., Suite 1500, Orlando, FL 32801.

Compliance Process and Procedures

The Fund and its Manager have adopted compliance processes and procedures pursuant to Rule 17j-1 under the Investment Company Act. These compliance processes and procedures establish, among other things, processes and procedures for compliance with Federal securities laws and personal investments, restrictions on certain personal securities transactions, including transactions in securities that are held by the Fund. Personnel subject to the Fund and Manager’s code of ethics may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements.

Proxy Voting Guidelines

The Board of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Manager. The Manager will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Manager or an affiliated person of the Manager. In such a case, the Manager will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board to make a voting decision. The Manager shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Manager’s proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Manager, is most consistent with the Manager’s proxy voting policies and in the best interests of shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the asset in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Manager votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI. Given the Fund’s focus on investment in Longevity Assets, the Manager does not expect significant proxy voting volume. The Fund is newly formed, and as such, the Manager has not previously voted any proxies on behalf of the Fund. In the future, information about how the Manager voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the SEC’s website at http://www.sec.gov and without charge by calling (800) 561-4148 or sending an electronic request to the following email address frank@lmagrp.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Sponsor has invested $2,500,004 into the Fund and holds beneficial and record ownership of 100% of the issued and outstanding equity interests of the Fund. The Sponsor is a Delaware limited liability company. At the initial offering price of $10.00 per share, the Sponsor will hold approximately 25,000 Fund shares.

The Sponsor is a wholly-owned subsidiary of Abacus Global Management, Inc., a Delaware corporation, whose shares are publicly traded on the NYSE: ABX (“ABX”). ABX is deemed to indirectly control the Fund.

The Manager may be deemed to control the Fund pursuant to the terms of the Investment Management Agreement. Therefore, the Sponsor, ABL, and the Manager, may be deemed to control the Fund prior to the commencement of the Offering.

The Sponsor’s, ABL’s and the Manager’s address is 333 S Garland Ave., Suite 1500, Orlando, FL 32801.

The Fund anticipates that no one will be a control person once the Fund commences investment operations, and its shares are sold to the public. The officers and Trustees of the Fund as a group hold less than one percent of the Fund’s shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Control Persons

The Manager is a wholly owned subsidiary of Longevity Market Assets, LLC, a Delaware limited liability company formed in 2023, which is in turn a wholly-owned subsidiary of Abacus Global Management, Inc. Therefore, Abacus Global Management, Inc. is deemed to control the Manager.”

Management Fees

The Manager is entitled to receive the Management Fee, a monthly fee at the annual rate of 1.45% per annum base on the Fund’s average daily AUM, as determined in accordance with the “Management Fee Calculation” formula set forth on page 8 herein. Since the Fund is newly organized, no management fees have been paid to the Manager as investment adviser to the Fund. See how the Management Fee is calculated on page 8 of the Prospectus.

Fund Expenses

Pursuant to the Management Agreement, the Manager is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Administrator, Custodians and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Officers and members of the Board; (viii) errors and omissions insurance for the Fund’s Officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; (xiii) costs relating to the formation and operation (including without limitation, taxes) of any subsidiary; and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The Fund is permitted to, and intends to, defer Offering Expenses and amortize such Offering Expenses over twelve months on a straight-line basis starting from the Fund’s Effective Date. With respect to distribution costs, the Fund will defer and amortize direct costs over a twelve month period using the same straight-line amortization method as described for offering expenses, and indirect distribution costs will be charged as expenses when incurred. The Fund will also pay costs associated with insurance contracts, securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short)) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying investment assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, Organizational Expenses, and Offering Expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the Investment Company Act or exemptive relief therefrom).

VALUATION DESIGNEE

The Manager is responsible for the valuation process. The following Manager employees lead the valuation process for the Manager Frank Walden, Vice President of Accounting, Armando Cabrera, Director, Layne Gierke, Director, and Kevin David, Financial Analyst.

INVESTMENT COMMITTEE

Manager’s Investment Committee

Jay Jackson, Samantha Butcher, Tom MacDonald, and Amine Mahboub (the “Investment Committee”) are primarily responsible for the day-to-day management of the Fund and investment decisions including selection of investments for variable Longevity Assets.

Other Accounts Managed by the Investment Committee

No Investment Committee members manage other accounts as of May 8, 2026.

Potential Conflicts of Interest

As of the date of the filing, the Investment Committee does not manage any other accounts, but in the future, each of the Investment Committee may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Manager or its affiliates. Other accounts may include, without limitation, other investment companies registered under the Investment Company Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Manager or its affiliates or the Investment Committee. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between the Investment Committee’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Manager owes a duty of loyalty to its clients and must treat each client fairly. The Manager and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention

An Investment Committee member who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Investment Committee may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts, as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Investment Committee member have different investment strategies.

Allocation of Investment Opportunities

Conflicts of interest arise as a result of the Manager’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Manager or its affiliates purchase or sell assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Manager and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Manager and its affiliates have adopted policies and procedures that are intended to provide the Manager and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Manager and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If an Investment Committee member identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell assets or instruments by the Fund and one or more of the other accounts simultaneously, the Manager and its affiliates may aggregate the purchases and sales of the assets or instruments. The Manager and its affiliates will not necessarily purchase or sell the same assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Manager or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Manager and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Manager and its affiliates could have a detrimental effect on the price or amount of the assets or instruments available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Manager and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Manager or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will consider applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Manager and its affiliates, for another account.

Conflicts of Interest Among Strategies

At times, the Investment Committee may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility or may decide that certain of the accounts should take differing positions with respect to a particular asset or instrument. In these cases, the Investment Committee may place separate transactions for one or more accounts, which may affect the market price of the asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Manager or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell assets or instruments at the same time or at the same prices.

Related Business Opportunities

The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, an Investment Committee member may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Manager and its affiliates.

Broad and Wide-Ranging Activities

The Manager and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Manager and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers and lenders, the Manager and its related parties may engage in activities where the interests of the Manager and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Investment Committee Compensation

The Investment Committee are salaried employees of the Manager or its affiliates. While the Investment Committee are eligible for annual bonus payments, such payments are not based directly on the level of profitability of the Manager or its affiliates.

Asset Ownership of Investment Committee

The Fund was not in operation prior to the date of this SAI. Consequently, the Investment Committee own no shares in the Fund.

PORTFOLIO MANAGERS

Manager’s Portfolio Managers

Frank Walden, Armando Carera, Layne Gierke, and Kevin David (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund and investment decisions including selection of investments for variable Longevity Assets.

Other Accounts Managed by the Portfolio Managers

No Portfolio Managers manage other accounts as of May 8, 2026.

Potential Conflicts of Interest

As of the date of the filing, the Portfolio Managers do not manage any other accounts, but in the future, each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Manager or its affiliates. Other accounts may include, without limitation, other investment companies registered under the Investment Company Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Manager or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Manager owes a duty of loyalty to its clients and must treat each client fairly. The Manager and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts, as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities

Conflicts of interest arise as a result of the Manager’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Manager or its affiliates purchase or sell assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Manager and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Manager and its affiliates have adopted policies and procedures that are intended to provide the Manager and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Manager and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell assets or instruments by the Fund and one or more of the other accounts simultaneously, the Manager and its affiliates may aggregate the purchases and sales of the assets or instruments. The Manager and its affiliates will not necessarily purchase or sell the same assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Manager or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Manager and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Manager and its affiliates could have a detrimental effect on the price or amount of the assets or instruments available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Manager and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Manager or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will consider applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Manager and its affiliates, for another account.

Conflicts of Interest Among Strategies

At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility or may decide that certain of the accounts should take differing positions with respect to a particular asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Manager or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell assets or instruments at the same time or at the same prices.

Related Business Opportunities

The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Manager and its affiliates.

Broad and Wide-Ranging Activities

The Manager and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Manager and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers and lenders, the Manager and its related parties may engage in activities where the interests of the Manager and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Portfolio Manager Compensation

The Portfolio Managers are salaried employees of the Manager or its affiliates. While the Portfolio Managers are eligible for annual bonus payments, such payments are not based directly on the level of profitability of the Manager or its affiliates.

Asset Ownership of Portfolio Managers

The Fund was not in operation prior to the date of this SAI. Consequently, the Portfolio Managers own no shares in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell investments for the Fund, the selection of intermediaries to effect the transactions and the negotiation of transaction commissions, if any. The compensation paid to the intermediaries for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In negotiating for Longevity Assets or other financial instruments, the Manager is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable considering the services provided and to such policies as the Board may adopt from time to time. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific assets; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling assets and the availability of assets or the purchasers or sellers of assets; analyses and reports concerning issuers, industries, assets, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting asset transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Manager in the performance of its decision-making responsibilities.

Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing management services for the Fund. The Manager may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Manager may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Manager. The Manager excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Manager does business.

Participating in commission sharing and client commission arrangements may enable the Manager to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Manager believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high-quality research, access to individual analysts and availability of resources that the Manager might not be provided access to absent such arrangements.

On occasions when the Manager deems the purchase or sale of an asset or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Manager acts as investment adviser or sub-investment adviser), the Manager, to the extent permitted by applicable laws and regulations, may aggregate the assets to be sold or purchased for the

Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly organized and has not yet commenced operations, it has not yet paid brokerage commissions.

TAX STATUS

The following discussion summarizes certain material U.S. federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of shares. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of our shares. The summary discussion that follows shall not be considered tax advice and cannot be relied upon by any shareholder. This summary is based upon provisions of the Code, applicable U.S. Treasury Regulations (whether temporary, proposed, or final) promulgated under the Code, and administrative and judicial interpretations thereof, in each case, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the discussion herein.

This discussion applies only shareholders who are “U.S. Shareholders” (as defined below) that hold our shares as capital assets within the meaning of Code Section 1221, other than to the extent expressly set forth in this discussion. Consequently, this discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as corporations, non-U.S. shareholders, financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in assets or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “Functional Currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “Controlled Foreign Corporations,” corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the shares, you are urged to consult your own tax advisor about the U.S. federal income tax consequences of acquiring, owning and disposing of the shares. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate, gift, or alternative minimum tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local, or non-U.S. tax laws.

For purposes of this discussion, a “U.S. Shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. A “Non-U.S. Shareholder” is a person that is not a U.S. shareholder.

U.S. federal income tax laws are complex. The Fund has neither sought nor obtained a ruling from the Internal Revenue Service (“IRS”) or any other taxing authority with respect to the matters discussed herein. As a result, no assurance can be given that the IRS or any other taxing authority will agree with the tax consequences described below. Some aspects of the matters discussed herein are not certain, and no assurance can be given that statements contained herein would be sustained by a court or other judicial or administrative authority if contested by the IRS or any other taxing authority. The discussions set forth herein, and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisors as to the U.S. federal income tax consequences of the purchase, ownership and disposition of shares, as well as the effects of state, local, and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to a RIC and its shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from an interest in certain “qualified publicly traded partnerships.”

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “Qualified Publicly Traded Partnerships” (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its “Investment Company Taxable Income” (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from an entity taxed as a partnership or a trust will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a RIC. However, 100% of the net income derived from an interest in a “Qualified Publicly Traded Partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a “Qualified Publicly Traded Partnership.”

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a “qualified publicly traded partnership.” Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. The Fund expects to gain its exposure to outside investment funds by investing in a diversified portfolio of Longevity Assets tied to the lives of many insureds and issued by a diverse group of insurers. The Fund intends to take steps to ensure that 90% or more of the income recognized by the Fund will be qualifying income.

The Fund’s investment strategy potentially will be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. While the Fund intends to take the position that income from its investments in Longevity Assets results in gross income from such prescribed sources noted above and such Longevity Assets are otherwise qualifying assets for the above -mentioned requirements, the tax treatment and characterization of Longevity Assets and similar assets under one or more of the qualification or distribution tests applicable to RICs is not certain and not without risk. There is no guidance from the IRS providing that the Fund’s intended treatment of the Longevity Assets is consistent with the RIC income and assets requirements. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Except as expressly noted below or as the context requires, the remainder of this discussion assumes that the Fund will qualify as a RIC.

If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently at 21%), and all distributions from “Earnings and Profits” (as determined under the Code), including (without limitation) any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as a dividend generally treated as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “Qualified Dividend Income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly considered after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Taxation of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques, and transactions that may apply to the Fund and, in turn, affect the amount, character, and timing of dividends and distributions payable by the Fund to its shareholders.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio assets will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular asset is held and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for an asset is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Income from Life Insurance Contracts. Very generally speaking, gain realized from the sale of life insurance contracts that the Fund acquires from owners of the policies or otherwise in the market generally will be capital gain income to the Fund to the extent such contracts are capital assets. However, in instances when a policy is sold and at the time of sale the policy has a cash surrender value, all or a portion of that generally is classified as ordinary income to the extent of such value, rather than capital gain. In determining the amount of taxable gain from such a sale, such realized gain generally will be reduced by the Fund’s basis in such contracts. The Fund’s basis in life insurance contracts generally will include the purchase price as well as premiums paid by the Fund on such contracts. In contrast to gain on the sale of a policy by the Fund, death benefits received and amounts received on the surrender of the policy (e.g., amounts relating to any cash surrender value) by the Fund from life insurance contracts the Fund acquires from owners of the policies or otherwise in the market generally will be ordinary income to the Fund to the extent such proceeds exceed the Fund’s basis in such contracts.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Derivatives - Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “Marked to Market” with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in “Straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being considered in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including any interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which are characterized as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions. Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “Qualifying Dividend,” to instead be subject to the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Funds may recognize gain from a constructive sale of an “Appreciated Financial Position” it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized only when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning with the day such transaction was closed.

Foreign Taxation. Income and proceeds received by the Fund from foreign country sources may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the close of a taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata share of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Wholly-Owned Subsidiary. The Fund may invest a portion of its assets in one or more Subsidiaries, which will be classified as corporations for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that any Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Code Section 864(b)(2) (the “Safe Harbor”) pursuant to which a Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, a Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if a Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, and be taxed as such. No Subsidiary will be registered under the 1940 Act and unless otherwise noted in the Registration Statement, is not subject to all of the investor protections of the 1940 Act.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary(ies) will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Code Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). To satisfy the 90% income requirement, the Subsidiary will, not less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Code Section 951) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Code Sections 958(a) and (b)) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Passive Foreign Investment Companies. A passive foreign investment company (a “PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.

Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances. The Fund’s investment in a foreign corporation generally will not be considered an investment in a PFIC for the period during which the foreign corporation is treated as a CFC as to the Fund. Accordingly, the Fund’s investment in a Subsidiary is not expected to be treated as an investment in PFIC for the period during which such investment in the Subsidiary is an investment in a CFC as to the Fund.

Investments in Securities of Uncertain Tax Character. The Fund may invest in assets (including, as discussed above, Longevity Assets) the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such assets or the income from such assets differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Taxation of Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November, or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of net investment income and net realized short-term capital gain generally are taxable to shareholders as ordinary income. The taxation of distributions of capital gain is determined by how long the Fund owned the investment generating such capital gain rather than on how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “Current and Accumulated Earnings and Profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a holder of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified Dividend Income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying assets in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any asset held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (iv) if the dividend is received from a foreign corporation that is not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent, if any, distributions from the Fund will constitute qualified dividend income. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s distributions will be designated as qualified dividend income, which means distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any asset that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio asset (generally, an asset acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to dividend income received by the Fund on assets it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “Net Investment Income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Taxation of the Sale, Exchange, or Repurchase of Shares

The repurchase, sale, or exchange of shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares held as capital assets will be treated as long-term capital gain or loss if the shareholder has held the shares for more than one year. Otherwise, the gain or loss on a taxable disposition of shares held as capital assets will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “Wash-Sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Code Section 301 (“Section 301 distribution”) unless the repurchase is treated as being either (i) “Substantially Disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares, pay premium or buy Longevity Assets could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio assets to fund share repurchases. Any such income would be considered in determining whether the distribution requirements are satisfied.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Considerations Relating to Taxation of Non-U.S. Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a non-U.S. shareholder to the extent properly reported by the Fund as (i) “Interest-Related Dividends” or “Short-term Capital Gains Dividends,” each as defined below and subject to certain conditions described below, (ii) Capital Gain Dividends, or (iii) distributions treated as a return of capital with respect to such non-U.S. shareholder.

The exception to withholding for “Interest-Related Dividends” generally applies with respect to distributions (other than distributions to a non-U.S. shareholder (w) who does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). If the Fund invests in an underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such non-U.S. shareholder within the United States or (ii) in the case of an individual non-U.S. shareholder, the non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. Non-U.S. shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

A non-U.S. shareholder with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares through foreign entities should consult their tax advisors about their particular situation. A beneficial holder of shares who is a non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Non-U.S. shareholders should consult their own tax advisor to determine the precise U.S. federal, state, local, and non-U.S. tax consequences to an investment in the Fund. Non-U.S. shareholders should also consider the rules relating to FATCA (see the discussion “Other Reporting and Withholding Requirements” below).

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder. The Fund (or its administrative agent) must also report to the IRS and furnish to Fund shareholders the cost basis information and holding period for shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio assets are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “Financial Interest” in the Fund’s “Foreign Financial Accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “Publicly Offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a

“publicly offered” RIC for one or more of its taxable years. Generally, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those affected shareholders, under current law.

Other Reporting and Withholding Requirements

Code Sections 1471-1474, U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “Withholdable Payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

U.S. State and Local Tax Matters

Depending on the residence of a shareholder for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Shareholders should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local, and foreign tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and thus does not have audited financial statements. The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund’s annual and semi-annual reports, once available, may be obtained without charge by writing to the Fund at its offices at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, by calling (800) 561-4148, or by visiting the Fund’s website at www.abacusfunds.com. Investors will be able to view text-only versions of Fund documents online or download them from the SEC’s website at http://www.sec.gov.

APPENDIX B: PROXY POLICIES AND PROCEDURES

ABL WEALTH ADVISORS, LLC PROXY COMMITTEE

ABL Wealth Advisors, LLC (the “Manager”) has established a proxy committee, the “Proxy Committee,” which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in a way that the Manager believes to be the best interests of the Fund and its shareholders. We do not expect the Fund to invest significantly in securities. Rather, we expect that the Fund will invest substantially all of its assets in Longevity Assets to support and maintain its investment in Longevity Assets.

In the event that the Fund holds traditional securities that afford proxy voting, the Board has adopted certain Proxy Voting Policies and Procedures (“Proxy Voting Policies”) that delegate the responsibility for voting proxies to the Manager, subject to the Board of Trustees’ continuing oversight. The Proxy Voting Policies require that the Manager vote any proxies received in a manner consistent with the best interests of the Fund and our shareholders. The Manager is required to present to the Board, at least annually, the Manager’s Proxy Voting Policies and a record of each proxy voted by the Manager on behalf of the Fund, including a report on the resolution of all proxies identified by the Manager involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Manager, any affiliated person(s) of the Manager, the Fund’s principal underwriter (Distributor) or any affiliated person of the principal underwriter (Distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Manager will resolve the conflict by either (i) voting in accordance with the Proxy Voting Policy guidelines (which may include utilizing an independent third-party to vote such proxies) or (ii) disclosing the conflict to affected clients to give them the opportunity to vote the proxies in question themselves.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending each December 31 will be available (i) without charge, upon request, by writing to the Fund at its offices at 333 S Garland Ave., Suite 1500, Orlando, FL 32801, by calling (800) 561-4148, or by visiting the Fund’s website at www.abacusfunds.com; and (ii) on the SEC’s website at http://www.sec.gov.

B-1

PART C: OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS.

None.

EXHIBITS

Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under Investment Company Act File No. 811-23900 with the SEC.

a.	(1) Amended and Restated Certificate of Trust.***

(2) Amended and Restated Declaration of Trust of ABX Longevity Growth and Income Fund.**

b.	Bylaws of ABX Longevity Growth and Income Fund.**

c.	Not applicable.

d.	Not applicable.

e.	Not applicable.

f.	Not applicable.

g.	Investment Management and License Agreement by and between ABX Longevity Growth and Income Fund and ABL Wealth Advisors, LLC.

h.	Form of Distribution Agreement by and among, ABX Longevity Growth and Income Fund, ABL Wealth Advisors, LLC and Distribution Services, LLC.**

i.	Not applicable.

j.	Securities Account Control and Custodian Agreement by and between ABX Longevity Growth and Income Fund and Wilmington Trust.*

k.	(1) Transfer Agency Agreement by and between ABX Longevity Growth and Income Fund and UMB Fund Services, Inc.**

(2) Administration and Fund Accounting Agreement by and between ABX Longevity Growth and Income Fund and UMB Fund Services, Inc.**

l.	Opinion of Troutman Pepper Locke LLP.*

m.	Not applicable.

n.	Not applicable.

o.	Financial Statements of ABX Longevity Growth Income Fund.

p.	Initial Capital Agreement by and between ABX Longevity Growth and Income Fund and Longevity Market Assets, LLC.**

q.	Not applicable.

r.	Code of Ethics.

s.	Not applicable.

t.	Powers of Attorney.

u.	Consent of Troutman Pepper Locke LLP*

v.	Consent of KPMG LLP to the filing of Seed Financial Statements.

*	To be filed by amendment.

**	Previously Filed

***	To effect name change of registrant.

MARKETING ARRANGEMENTS

None.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$
Printing fees and expenses (other than stock certificates)	$
Accounting fees and expenses	$
Legal fees and expenses	$
Subscription agent’s fees and expenses	$
Miscellaneous expenses	$
Total	$

*	These amounts (other than SEC registration fee) are estimates.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of the date hereof, the Fund could be deemed to be under control of the Sponsor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. The Sponsor is controlled by Abacus Global Management, Inc. However, it is anticipated that the Sponsor will no longer be a control person once the Fund commences investment operations, and its shares are sold to the public.

NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Fund’s securities as of May 8, 2026:

Title of Class	Number of Record Holders
Shares of beneficial interest	One.

INDEMNIFICATION

The Declaration of Trust provides that none of the members of the Board, Officers or the Manager (including certain of the Manager’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and Officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a members of the Board, the Fund’s officers, and the Fund’s Manager for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law, including but not limited to Section 17(h) and Section 17(i) of the Investment Company Act.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Fund is fulfilling the requirement to provide a list of the officers and directors of its Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two (2) years, by incorporating herein by reference the information contained in the current Form ADV filed on March 28, 2025 with the SEC by ABL Wealth Advisors, LLC (Investment Advisers Act File No. 802-127167) pursuant to the Advisers Act, as amended, and in the section entitled “Management of the Fund” of this Registration Statement.

LOCATION OF ACCOUNTS AND RECORDS

All such books and other documents required to be maintained by Section 31(a) of the Investment Company Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following location: 333 S Garland Ave., Suite 1500, Orlando, FL 32801.

MANAGEMENT SERVICES

None.

UNDERTAKINGS

The Fund hereby undertakes:

1.	Not applicable.
2.	Not applicable.
3.	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

a.	to include any prospectus required by Section 10(a)(3) of the Securities Act.

b.

to reflect in the prospectus any facts or events after the Effective Date (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of Prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective Registration Statement.

c.

to include any material information with respect to the Distribution and Shareholder Service Plan not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs 3(a), 3(b), and 3(c) of this section do not apply if the Registration Statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Fund pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement.

4.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

5.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

6.	that, for the purpose of determining liability under the Securities Act to any purchaser:

a.

Each prospectus: filed by the Fund pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

b.

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after the Effective Date, or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new Effective Date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such Effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such Effective Date; or

7.	that for the purpose of determining liability of the Fund under the Securities Act to any purchaser in the initial distribution of securities:

i.

The undersigned Fund undertakes that in a primary offering of securities of the undersigned Fund pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Fund will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

ii.	any preliminary prospectus or prospectus of the undersigned Fund relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

8.	The Registrant undertakes that:

a.

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the Effective Date; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

9.

that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Fund’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

10.

The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two (2) business days of receipt of a written or oral request, any prospectus, or Statement of Additional Information.

11.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Orlando, State of Florida, on the 8th day of May, 2026.

ABX LONGEVITY GROWTH AND INCOME FUND

By:	/s/ Jay Jackson
Jay Jackson, President and Principal
Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Jay Jackson Jay Jackson	President and Principal Executive Officer	May 8, 2026

/s/ William McCauley William McCauley	Trustee, CFO, and Principal Accounting Officer	May 8, 2026

/s/ Jesse Schalk Jesse Schalk	Trustee	May 8, 2026

/s/ George Getz George Getz	Trustee	May 8, 2026

/s/ Dana Darlington Dana Darlington	Trustee	May 8, 2026